As filed with the Securities and Exchange Commission on February 27, 2003

                                                         File Nos.33-31326
                                                                        811-5878

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   Pre- Effective Amendment No. _____

   Post-Effective Amendment No.  24                   (X)
                                -----

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No.    25                                (X)
                   -----

                        FRANKLIN VALUE INVESTORS TRUST
                        ------------------------------
              (Formerly Franklin Balance Sheet Investment Fund)
              (Exact Name of Registrant as Specified in Charter)

                  ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403 (Address of
             Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code (650) 312-2000

         MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403
         ------------------------------------------------------------
              (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)
[X] on March 1, 2003 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(i)
[ ] on (date) pursuant to paragraph (a)(i)
[ ] 75 days after filing pursuant to paragraph (a)(ii)
[ ] on [date] pursuant to paragraph (a)(ii) of rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.












Prospectus

Franklin Value Investors Trust


Franklin Balance Sheet Investment Fund - Class A, B, C & R
Franklin Large Cap Value Fund - Class A, B, C & R
Franklin MicroCap Value Fund - Class A
Franklin Small Cap Value Fund - Class A, B, C & R


MARCH 1, 2003






[Insert Franklin Templeton Investments logo]



The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

 2  Franklin Balance Sheet Investment Fund

10  Franklin Large Cap Value Fund


17  Franklin MicroCap Value Fund

25  Franklin Small Cap Value Fund

33  More Information on Investment
    Policies, Practices and Risks

35  Management

37  Distributions and Taxes

38  Financial Highlights

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

45  Choosing a Share Class

52  Buying Shares

55  Investor Services

59  Selling Shares

62  Account Policies

67  Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover

FRANKLIN BALANCE SHEET INVESTMENT FUND

THE FUND IS CLOSED TO ALL NEW INVESTORS, EXCEPT FOR 529 GIFT PRODUCT INVESTORS AND NEW PARTICIPANTS IN EXISTING RETIREMENT PLANS. YOU WILL BE ABLE TO CONTINUE TO ADD TO YOUR EXISTING ACCOUNT THROUGH NEW PURCHASES, INCLUDING PURCHASES THROUGH REINVESTMENT OF DIVIDENDS OR CAPITAL GAINS DISTRIBUTIONS, AND EXCHANGES. THE FUND RESERVES THE RIGHT TO MODIFY THIS POLICY AT ANY TIME.


[Insert graphic of bullseye and arrows]  GOAL AND STRATEGIES
                                         -------------------

GOAL The Fund's investment goal is high total return of which capital appreciation and income are components.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests most of its assets in equity securities of companies the Fund's manager believes are undervalued at the time of purchase but that have the potential for significant capital appreciation. Common stocks and preferred stocks are examples of equity securities.

[Begin callout]
The Fund normally invests most of its assets in common stocks of undervalued companies that have the potential for significant capital appreciation.
[End callout]


A stock price is undervalued, or a "value" when it is less than the price at which the manager believes it would trade if the market reflected all factors relating to the company's worth. The manager may consider a company to be undervalued in the marketplace relative to its underlying asset values because of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company. The types of companies the Fund may invest in include those that are attempting to recover from business setbacks or adverse events (turnarounds) and cyclical downturns.


In choosing investments, the manager conducts an in-depth analysis of a company's balance sheet, as well as applying other elements of securities analysis. The equity securities bought by the Fund will typically be purchased at a low price relative to book value. Although the price may be above the company's book value, the ratio of price-to-book value typically will be lower than 80% of those companies from which comparable data may be obtained. Book value is defined as the common stockholders' equity. In addition to book value, the manager may consider a variety of other factors in choosing an investment, such as quality of management, ownership of valuable franchises, trademarks or trade names, control of distribution networks and market share for particular products, risk of obsolescence and other factors that may identify the issuer as a potential turnaround candidate or takeover target.


While the Fund may invest in companies of any size, it may invest a substantial portion of its assets in small capitalization companies, which have a market capitalization such as those that comprise the Russell 2000 Index at the time of the Fund's investment (sometimes called "small cap"). Market capitalization is the total market value of a company's outstanding common stock. The Fund currently intends to limit its investment in foreign securities to no more than 10% of its total assets. Investing in foreign securities typically involves more risks than investing in U.S. securities.


[Insert graphic of chart with line going up and down]  MAIN RISKS
                                                       ----------

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]


STOCKS Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of various stocks held by the Fund.


VALUE INVESTING A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the manager believes will increase the price of the security do not occur.

The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies emerging from bankruptcy, companies reporting poor earnings, and companies whose share prices have declined sharply or that are not widely followed by other investors, differs from the approach followed by many other mutual funds.


Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. Companies emerging from bankruptcy may have difficulty retaining customers and suppliers. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

SMALLER COMPANIES While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

DIVERSIFICATION The Fund is a non-diversified fund. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund. The Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund's shares. The Fund, however, intends to meet certain tax diversification requirements.


FOREIGN SECURITIES Securities of companies located outside the U.S. may involve risks that can increase the potential for losses in the Fund. These risks may include, among others, currency risks (fluctuations in currency exchange rates and the new euro currency), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------


This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

25.57%  1.50%  30.04%   17.51%  25.97%  -0.61%  -1.53%   20.47%  17.70%  -5.96%
-------------------------------------------------------------------------------
 93       94      95      96      97      98       99      00      01      02
                        YEAR

[Begin callout]
BEST QUARTER:
Q2 '99 17.59%

WORST QUARTER:
Q3 '98 -13.56%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2002


                                   1 YEAR     5 YEARS     10 YEARS
----------------------------------------------------------------------
Franklin Balance Sheet Investment
Fund - Class A/2
Return Before Taxes                -11.37%    4.22%       11.68%
Return After Taxes on
Distributions                      -11.79%    3.23%       10.04%
Return After Taxes on
Distributions and Sale of Fund                             9.13%
Shares                              -6.90%    3.05%
Russell 2000 Value Index/3         -11.43%    2.71%       10.85%
(index reflects no deduction for
fees, expenses, or taxes)


                                                            SINCE
                                                           INCEPTION
                                              1 YEAR      03/01/01
----------------------------------------------------------------------
Franklin Balance Sheet Investment
Fund - Class B/2                              -10.35%      0.29%
Russell 2000 Value Index/3                    -11.43%     -0.87%


                                              1 YEAR      10 YEARS
----------------------------------------------------------------------
Franklin Balance Sheet Investment
Fund - Class C/2                               -8.47%      1.89%
Russell 2000 Value Index/3                    -11.43%     -0.87%


                                   1 YEAR     5 YEARS     10 YEARS
----------------------------------------------------------------------
Franklin Balance Sheet Investment
Fund - Class R/2,/4                 -7.15%     5.19%      12.09%
Russell 2000 Value Index/3         -11.43%     2.71%      10.85%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal (Russell 2000
Value Index). The unmanaged Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


4. Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.



[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                       CLASS A     CLASS B   CLASS C   CLASS R/1
--------------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price               5.75%       4.00%     1.99%    1.00
  Load imposed on purchases                5.75%       None      1.00%    None
  Maximum deferred sales charge (load)     None/2      4.00%/3   0.99%/4  1.00%
  Redemption fee/5                         2.00%       2.00%     2.00%    2.00%

Please see "Choosing a Share Class" on page 45 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                       CLASS A    CLASS B  CLASS C    CLASS R/1
--------------------------------------------------------------------------------
Management fees                            0.46%      0.46%    0.46%      0.46%
Distribution and service (12b-1) fees      0.25%      1.00%    1.00%      0.50%
Other expenses/6                           0.29%      0.29%    0.29%      0.29%
                                       -----------------------------------------
                                       -----------------------------------------
Total annual Fund operating expenses       1.00%      1.75%    1.75%      1.25%
                                       -----------------------------------------

1. The Fund began offering Class R shares on January 1, 2002. Annual Fund operating expenses are annualized.
2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 45) and purchases by certain retirement plans without an initial sales charge.
3. Declines to zero after six years.
4. This is equivalent to a charge of 1% based on net asset value.
5. This fee is only for Market Timers (see page 64).
6. The "Other expenses" information in the table has been restated to reflect current fees and expenses.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
If you sell your shares at the end of the period:
CLASS A                             $671/1     $875        $1,096     $1,729
CLASS B                             $578       $851        $1,149     $1,864/2
CLASS C                             $375       $646        $1,039     $2,142
CLASS R                             $227       $397          $686     $1,511
If you do not sell your shares:
CLASS B                             $178       $551          $949     $1,864/2
CLASS C                             $276       $646        $1,039     $2,142
CLASS R                             $127       $397          $686     $1,511


1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.


FRANKLIN LARGE CAP VALUE FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES
                                        -------------------

GOAL The Fund's investment goal is long-term capital appreciation.


MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund will invest at least 80% of its net assets in investments of large-capitalization companies. Large-capitalization companies are those with market capitalizations (share price times the number of common stock shares outstanding) that are similar in size to those in the Russell 1000 Index, at the time of purchase. That index is designed to measure the 1,000 largest companies in the investable U.S. equity market. The Fund generally expects that its portfolio median market cap will significantly exceed the index's median market cap. Shareholders will be given 60 days' advance notice of any change to the 80% policy.

The Fund will invest in equity securities the Fund's manager believes are selling below the underlying value of their assets but, in the manager's opinion, has the potential for significant capital appreciation. Following this strategy, the Fund will invest in companies with, for example:

o Stock prices that are low relative to current, or historical or future earnings, book value, cash flow, or sales -- all relative to the market, a company's industry or a company's earnings growth


o Recent sharp price declines (fallen angels) but still have significant growth potential in the manager's opinion

o Valuable intangibles not reflected in the stock price such as franchises, distribution networks or market share for particular products or services, underused or understated assets or cash, tax loss carry forwards, or patents and trademarks

[Begin Callout]
The Fund invests normally in large-capitalization companies that the manager believes are selling below the underlying value of their assets.
[End Callout]

The Fund may invest up to 10% of its total assets in foreign securities.

[Insert graphic of chart with line going up and down] MAIN RISKS
                                                      ----------

STOCKS Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of various stocks held by the Fund.

[Begin Callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End Callout]


VALUE INVESTING A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the manager believes will increase the price of the security do not occur.


The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies emerging from bankruptcy, companies reporting poor earnings, and companies whose share prices have declined sharply or that are not widely followed by other investors, differs from the approach followed by many other mutual funds.


Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. Companies emerging from bankruptcy may have difficulty retaining customers and suppliers. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

FOREIGN SECURITIES Securities of companies located outside the U.S. may involve risks that can increase the potential for losses in the Fund. These risks may include, among others, currency risks (fluctuations in currency exchange rates and the new euro currency), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.


[Insert graphic of a bull and a bear]  PERFORMANCE
                                       -----------

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows the Fund's return for the past 2 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

7.67%       -15.52%
---------------------
    01         02
      YEAR

[Begin callout]
BEST QUARTER:
Q4 '00  12.32%

WORST QUARTER:
Q3 '02  -19.07%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2002

                                                                  SINCE
                                                                INCEPTION
                                                  1 YEAR        (6/1/00)
-----------------------------------------------------------------------------
Franklin Large Cap Value Fund - Class A/2
Return Before Taxes                               -20.37%      0.54%
Return After Taxes on Distributions               -20.57%      0.12%
Return After Taxes on Distributions and Sale of
Fund Shares                                       -12.51%      0.24%
Russell 1000 Value Index/3                        -15.52%     -6.08%
(index reflects no deduction  for fees,
expenses, or taxes)

                                                                 SINCE
                                                              INCEPTION
                                                  1 YEAR       (6/1/00)
-----------------------------------------------------------------------------
Franklin Large Cap Value Fund - Class B/2         -19.27%      1.17%
Russell 1000 Value Index/3                        -15.52%     -6.08%

                                                                 SINCE
                                                              INCEPTION
                                                  1 YEAR       (6/1/00)
-----------------------------------------------------------------------------
Franklin Large Cap Value Fund - Class C/2         -17.55%      1.93%
Russell 1000 Value Index/3                        -15.52%     -6.08%

                                                                 SINCE
                                                              INCEPTION
                                                  1 YEAR     (06/01/00)
-----------------------------------------------------------------------------
Franklin Large Cap Value Fund - Class R/2,4       -16.40%      2.75%
Russell 1000 Value Index/3                        -15.52%     -6.08%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.


1. Figures do not reflect sales charges. If they did, the return would be lower.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal (Russell 1000 Value Index). The unmanaged Russell 1000 Value Index is a total return index that comprises stocks from the Russell 1000 Index with a less-than-average growth orientation. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Effective August 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges.
Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to August 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after August 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.


[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                      CLASS A     CLASS B   CLASS C   CLASS R/1
--------------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price              5.75%       4.00%     1.99%     1.00%
  Load imposed on purchases               5.75%       None      1.00%     None
  Maximum deferred sales charge (load)    None/2      4.00%/3   0.99%/4   1.00%
  Redemption Fee/5                        2.00%       2.00%     2.00%     2.00%

Please see "Choosing a Share Class" on page 45 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                     CLASS A    CLASS B   CLASS C   CLASS R/1
-------------------------------------------------------------------------------
Management fees/6                          0.55%      0.55%     0.55%     0.55%
Distribution and service (12b-1) fees      0.35%      1.00%     0.97%     0.50%
Other expenses/7                           0.60%      0.60%     0.60%     0.60%
                                          -------------------------------------
Total annual Fund operating expenses/6     1.50%      2.15%     2.12%     1.65%
                                          -------------------------------------
                                          -------------------------------------
Management fee reduction/6                (0.04)%    (0.04)%   (0.04)%   (0.04)%
                                          --------------------------------------
                                          --------------------------------------
Net annual Fund operating expenses/6       1.46%      2.11%     2.08%     1.61%
                                          --------------------------------------

1. The Fund began offering Class R shares on August 1, 2002. Annual Fund operating expenses are annualized.
2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 45) and purchases by certain retirement plans without an initial sales charge.
3. Declines to zero after six years.
4. This is equivalent to a charge of 1% based on net asset value.
5. This fee is only for Market Timers (see page 64).
6. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.
7. The "Other expenses" information in the table has been restated to reflect current fees and expenses.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    1 YEAR     3 YEARS     5 YEARS    10 YEARS
------------------------------------------------------------------------------
If you sell your shares at the end of the period:
CLASS A                             $715/1     $1,010      $1,327     $2,221
CLASS B                             $614         $961      $1,334     $2,276/2
CLASS C                             $408         $745      $1,207     $2,486
CLASS R                             $264         $508        $876     $1,911

If you do not sell your shares:
CLASS B                             $214       $661        $1,134     $2,276/2
CLASS C                             $309       $745        $1,207     $2,486
CLASS R                             $164       $508          $876     $1,911


1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.



FRANKLIN MICROCAP VALUE FUND


EXCEPT FOR RETAIL RETIREMENT PLANS FOR WHICH FRANKLIN TEMPLETON INVESTMENTS SERVES AS RECORDKEEPER AND THE FRANKLIN TEMPLETON MUTUAL FUNDS SERVE AS INVESTMENT OPTIONS FOR SUCH PLANS ("SELECT RETIREMENT PLANS"), THE FUND IS CLOSED TO NEW INVESTORS. IN KEEPING WITH CURRENT POLICY, THE FUND WILL CONTINUE TO BE CLOSED TO NEW INDIVIDUAL INVESTORS AND RETIREMENT PLANS OTHER THAN SELECT RETIREMENT PLANS, BUT WILL ALLOW ADDITIONAL PURCHASES FROM EXISTING SHAREHOLDERS. THE FUND WILL NOT ALLOW EXCHANGE PURCHASES FROM OTHER FRANKLIN TEMPLETON MUTUAL FUNDS, EXCEPT FOR EXCHANGE PURCHASES FROM PARTICIPANTS OF SELECT RETIREMENT PLANS. THE FUND RESERVES THE RIGHT TO MODIFY THIS POLICY AT ANY TIME.



[Insert graphic of bullseye and arrows]  GOAL AND STRATEGIES
                                         -------------------

GOAL The Fund's investment goal is high total return, of which capital appreciation and income are components.


MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests at least 80% of its net assets in investments of microcap companies. Microcap companies are companies with market capitalizations (the total market value of a company's outstanding stock) under $300 million at the time of purchase. Shareholders will be given 60 days' advance notice of any change to this 80% policy.


The Fund invests in equity securities of companies that the Fund's manager believes are currently undervalued and have the potential for significant capital appreciation. Common stocks and preferred stocks are examples of equity securities.


A stock price is undervalued, or a "value" when it trades at less than the price at which the manager believes it would trade if the market reflected all factors relating to the company's worth. The Fund's manager may consider a company to be undervalued because of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company. The types of companies the Fund may invest in include those that are attempting to recover from business setbacks or adverse events (turnarounds)or cyclical downturns.


[Begin callout]
The Fund normally invests most of its assets in common stocks of undervalued microcap companies that the Fund's manager believes have the potential for significant capital appreciation.
[End callout]

In choosing investments, the manager conducts an in-depth analysis of a company's balance sheet. The equity securities of a company bought by the Fund will typically be purchased at low prices relative to book value. In addition to book value, the manager may consider a variety of other factors in choosing an investment, such as quality of management, ownership of valuable franchises, trademarks or trade names, control of distribution networks and market share for particular products, and other factors that may identify the issuer as a potential turnaround candidate or takeover target.


The Fund currently intends to limit its investment in foreign securities to no more than 10% of its total assets.

[Insert graphic of chart with line going up and down]  MAIN RISKS
                                                       ----------

STOCKS Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of various stocks held by the Fund.


[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]


VALUE INVESTING A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the manager believes will increase the price of the security do not occur.


The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies emerging from bankruptcy, companies reporting poor earnings, and companies whose share prices have declined sharply or that are not widely followed by other investors, differs from the approach followed by many other mutual funds.


Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. Companies emerging from bankruptcy may have difficulty retaining customers and suppliers. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.


SMALLER COMPANIES While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.


In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

DIVERSIFICATION The Fund is a non-diversified fund. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund. The Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund's shares. The Fund, however, intends to meet certain tax diversification requirements.


FOREIGN SECURITIES Securities of companies located outside the U.S. may involve risks that can increase the potential for losses in the Fund. These risks may include, among others, currency risks (fluctuations in currency exchange rates and the new euro currency), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------


This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 7 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]


27.11%    27.71%   -6.76%   -3.98%   12.07%   41.28%  4.01%
---------------------------------------------------------------
---------------------------------------------------------------
   96        97       98       99       00      01       02
                        YEAR

[Begin callout]
BEST QUARTER:
Q3 '97  17.05%

WORST QUARTER:
Q3 '98  -18.41%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2002

                                                                 SINCE
                                                               INCEPTION
                                   1 YEAR       5 YEARS      (12/12/95)
---------------------------------------------------------------------------
Franklin MicroCap Value Fund -
Class A/2
Return Before Taxes                -1.99%       6.80%        12.45%
Return After Taxes on              -3.42%       5.23%        10.77%
Distributions
Return After Taxes on              -0.52%       5.02%         9.81%
Distributions and Sale of Fund
Shares
Russell 2000 Value Index/3        -11.43%       2.71%         9.22%
(index reflects no deduction for
fees, expenses, or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal (Russell 2000 Value Index). The unmanaged Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                           CLASS A
----------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price               5.75%
  Load imposed on purchases                5.75%
  Maximum deferred sales charge (load)     None/1
  Redemption fee/2                         2.00%

Please see "Choosing a Share Class" on page 45 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                CLASS A
---------------------------------------------------------
Management fees/3                                0.75%
Distribution and service
(12b-1) fees                                     0.25%
Other expenses/4                                 0.25%
                                                ---------
Total annual Fund operating expenses/3           1.25%
                                                ---------
                                                ---------
Management fee reduction/3                      (0.05)%
                                                ---------
                                                ---------
Net annual Fund operating expenses/3             1.20%
                                                ---------

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 45) and purchases by certain retirement plans without an initial sales charge.
2. This fee is only for Market Timers (see page 64).
3. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.
4. The "Other expenses" information in the table has been restated to reflect current fees and expenses.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year;
o The Fund's operating expenses remain the same; and
o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


  1 YEAR     3 YEARS    5 YEARS    10 YEARS
---------------------------------------------
   $690/1      $934      $1,197     $1,946


1. Assumes a contingent deferred sales charge (CDSC) will not apply.


FRANKLIN SMALL CAP VALUE FUND

[Insert graphic of bullseye and arrows]  GOAL AND STRATEGIES
                                         -------------------

GOAL The Fund's investment goal is long-term total return.


MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies. Small capitalization companies are companies with market capitalizations (the total market value of a company's outstanding stock) under $2.5 billion at the time of purchase. Shareholders will be given 60 days' advance notice of any change to this 80% policy.


The Fund invests in equity securities that the Fund's manager believes are currently undervalued and have the potential for significant capital appreciation. Common stocks and preferred stocks are examples of equity securities. In choosing investments that are undervalued, the Fund's manager focuses on companies that have one or more of the following:


o Stock prices that are low relative to current, or historical or future earnings, book value, cash flow, or sales -- all relative to the market, a company's industry or a company's earnings growth


o Recent sharp price declines (fallen angels) but still have significant growth potential in the manager's opinion

o Valuable intangibles not reflected in the stock price such as franchises, distribution networks or market share for particular products or services, underused or understated assets or cash, tax loss carry forwards, or patents and trademarks

[Begin callout]
The Fund normally invests most of its assets in common stocks of small cap companies that the manager believes are selling below the underlying value of their assets.
[End callout]


A stock price is undervalued, or a "value" when it is less than the price at which the manager believes it would trade if the market reflected all factors relating to the company's worth. The manager may consider a company to be undervalued in the marketplace relative to its underlying asset values because of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company. The types of companies the Fund may invest in include those that are attempting to recover from business setbacks or adverse events (turnarounds) or cyclical downturns.


In addition to price, the Fund, in choosing an investment, may consider a variety of other factors that may identify the issuer as a potential turnaround candidate or takeover target, such as ownership of valuable franchises, trademarks or trade names, control of distribution networks and market share for particular products. Purchase decisions may also be influenced by income, company buy-backs, and insider purchases and sales.


The small capitalization companies in which the Fund invests have market capitalizations such as those that comprise the Russell 2500 Index at the time of the Fund's investment (sometimes called "small cap"). The Fund currently intends to limit its investments in foreign securities to no more than 10% of its total assets.


[Insert graphic of chart with line going up and down]  MAIN RISKS
                                                       ----------

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]


STOCKS Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of various stocks held by the Fund.

VALUE INVESTING A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the manager believes will increase the price of the security do not occur.


The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies emerging from bankruptcy, companies reporting poor earnings, and companies whose share prices have declined sharply or that are not widely followed by other investors, differs from the approach followed by many other mutual funds.


Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. Companies emerging from bankruptcy may have difficulty retaining customers and suppliers. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.


SMALLER COMPANIES While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.


In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

DIVERSIFICATION The Fund is a non-diversified fund. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund. The Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund's shares. The Fund, however, intends to meet certain tax diversification requirements.


FOREIGN SECURITIES Securities of companies located outside the U.S. may involve risks that can increase the potential for losses in the Fund. These risks may include, among others, currency risks (fluctuations in currency exchange rates and the new euro currency), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.


[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------


This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 6 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

29.37%    -23.75%   -0.82%   22.22%   15.12%   -9.63%
----------------------------------------------------------
----------------------------------------------------------
   97        98        99       00       01        02
                              YEAR

[Begin callout]
BEST QUARTER:
Q4 '01  22.46%

WORST QUARTER:
Q3 '98  -25.32%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2002

                                                                 SINCE
                                                               INCEPTION
                                   1 YEAR       5 YEARS        (3/11/96)
---------------------------------------------------------------------------
Franklin Small Cap Value Fund -
Class A/2
Return Before Taxes                -14.84%      -1.95%       6.28%
Return After Taxes on              -14.84%      -1.99%       6.02%
Distributions
Return After Taxes on               -9.11%       1.56%       5.05%
Distributions and Sale of Fund
Shares
Russell 2000 Value Index/3         -11.43%       2.71%       8.80%
(index reflects no deduction for
fees, expenses, or taxes)

                                                SINCE
                                                INCEPTION
                                   1 YEAR       (1/1/99)
---------------------------------------------------------------------------
Franklin Small Cap Value Fund -
Class B/2                          -13.80%      4.64%
Russell 2000 Value Index/3         -11.43%      5.14%

                                                              SINCE
                                                             INCEPTION
                                   1 YEAR       5 YEARS      (9/3/96)
---------------------------------------------------------------------------
Franklin Small Cap Value Fund -
Class C/2                          -11.94%      -1.60%       5.48%
Russell 2000 Value Index/3         -11.43%       2.71%       8.77%

                                                                SINCE
                                                               INCEPTION
                                   1 YEAR       5 YEARS        (3/11/96)
---------------------------------------------------------------------------
Franklin Small Cap Value Fund -
Class R/2,4                       -10.69%      -0.95%       7.03%
Russell 2000 Value Index/3        -11.43%       2.71%       8.80%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal (Russell 2000 Value Index). The unmanaged Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

4. Effective August 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to August 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after August 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.



[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                          CLASS A   CLASS B   CLASS C  CLASS R/1
--------------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price               5.75%     4.00%     1.99%    1.00%
  Load imposed on purchases                5.75%     None      1.00%    None
  Maximum deferred sales charge (load)     None/2    4.00%/3   0.99%/4  1.00%
  Redemption fee/5                         2.00%     2.00%     2.00%    2.00%

Please see "Choosing a Share Class" on page 45 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                          CLASS A   CLASS B   CLASS C  CLASS R/1
--------------------------------------------------------------------------------
Management fees/6                           0.75%     0.75%     0.75%    0.75%
Distribution and service (12b-1) fees       0.35%     1.00%     0.97%    0.50%
Other expenses/7                            0.36%     0.36%     0.36%    0.36%
                                           -------------------------------------
Total annual Fund operating expenses/6      1.46%     2.11%     2.08%    1.61%
                                           -------------------------------------
                                           -------------------------------------
Management fee reduction/6                 (0.03)%   (0.03)%   (0.03)%  (0.03)%
                                           -------------------------------------
                                           -------------------------------------
Net annual Fund operating expenses/6        1.43%     2.08%     2.05%    1.58%
                                           -------------------------------------

1. The Fund began offering Class R shares on August 1, 2002. Annual Fund operating expenses are annualized.
2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 45) and purchases by certain retirement plans without an initial sales charge.
3. Declines to zero after six years.
4. This is equivalent to a charge of 1% based on net asset value.
5. This fee is only for Market Timers (see page 64).
6. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.
7. The "Other expenses" information in the table has been restated to reflect current fees and expenses.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 YEAR     3 YEARS     5 YEARS    10 YEARS
-------------------------------------------------------------------------------
If you sell your shares at the end of the period:
CLASS A                             $712/1     $1,001      $1,312     $2,190
CLASS B                             $611       $952        $1,319     $2,244/2
CLASS C                             $405       $736        $1,192     $2,455
CLASS R                             $261       $499        $860       $1,878

If you do not sell your shares:
CLASS B                             $211       $652        $1,119     $2,244/2
CLASS C                             $306       $736        $1,192     $2,455
CLASS R                             $161       $499        $860       $1,878


1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

[Insert graphic of stocks and bonds] MORE INFORMATION ON INVESTMENT POLICIES,
                                     -----------------------------------------
PRACTICES AND RISKS

EQUITY SECURITIES Each of the Funds invests primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions.

SECTOR FOCUS Each Fund may invest a significant portion of its assets in the securities of companies involved in the financial services sector. By focusing on a particular sector from time to time, each Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wide variety of sectors.

Financial services companies are subject to extensive government regulation, which may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock price is especially sensitive to interest rate changes throughout the world, as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures are all likely to have a significant impact on financial services companies.


INTEREST RATES Increases in interest rates may have a negative effect on the types of companies in which each of the Funds normally invest because these companies may find it more difficult to obtain credit to expand, or may have more difficulty meeting interest payments.


TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager of each Fund may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Funds may be unable to achieve their investment goals.

Each of the Funds is designed for long-term investors and not as a trading vehicle. None of the Funds is intended as a complete investment program and you should consider how a Fund fits your individual investment goals before you buy it.

More detailed information about the Funds, their policies and risks can be found in the Funds' Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

[Insert graphic of briefcase] MANAGEMENT


Franklin Advisory Services, LLC (Advisory Services), One Parker Plaza, Ninth Floor, Fort Lee, New Jersey 07024, is the Funds' investment manager. Together, Advisory Services and its affiliates manage over $257 billion in assets.


The manager is a research driven, fundamental investment adviser, pursuing a disciplined value-oriented strategy for the Funds. As a bottom-up adviser focusing primarily on individual securities, the manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow. The manager seeks bargains among the under researched and unloved - out of favor companies that offer, in the manager's opinion, excellent long-term potential that might include current growth companies that are being ignored by the market, former growth companies that have stumbled recently, dropping sharply in price but that still have significant growth potential in the manager's opinion, or companies that are a potential turnaround or takeover target.

The team responsible for management of the Funds is:

WILLIAM J. LIPPMAN, PRESIDENT OF ADVISORY SERVICES
Mr. Lippman has been a manager of each Fund since inception and has more than 30 years' experience in the securities industry. He joined Franklin Templeton Investments in 1988.

BRUCE C. BAUGHMAN, SENIOR VICE PRESIDENT OF ADVISORY SERVICES
Mr. Baughman has been a manager of each Fund since inception. He joined Franklin Templeton Investments in 1988.

MARGARET MCGEE, VICE PRESIDENT OF ADVISORY SERVICES
Ms. McGee has been a manager of each Fund since inception. She joined Franklin Templeton Investments in 1988.

DONALD G. TAYLOR, SENIOR VICE PRESIDENT OF ADVISORY SERVICES Mr. Taylor has been a manager of the Large Cap Value Fund and Small Cap Value Fund since inception and of the Balance Sheet Fund and MicroCap Value Fund since 1996. He joined Franklin Templeton Investments in 1996.


STEPHEN T. MADONNA, PORTFOLIO MANAGER OF ADVISORY SERVICES
Mr. Madonna has been a manager of the Large Cap Value Fund since its inception. He joined Franklin Templeton Investments in 2000. Previously, he was an analyst at Palisade Capital Management and Standard & Poor's Equity Group.


Each Fund pays Advisory Services a fee for managing the Fund's assets.

For the fiscal year ended October 31, 2002, the Balance Sheet Fund paid 0.46% of its average daily net assets to the manager for its services.

For the fiscal year ended October 31, 2002, management fees, before any reduction, were 0.55% of the Large Cap Value Fund's average daily net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.51% of its average daily net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

For the fiscal year ended October 31, 2002, management fees, before any reduction, were 0.75% of the MicroCap Value Fund's average daily net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.70% of its average daily net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

For the fiscal year ended October 31, 2002, management fees, before any reduction, were 0.75% of the Small Cap Value Fund's average daily net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.72% of its average daily net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES
                           -----------------------

INCOME AND CAPITAL GAIN DISTRIBUTIONS Each Fund intends to make a distribution at least annually from its net investment income and any net realized capital gains. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or capital gain distribution.

AVOID "BUYING A DIVIDEND" If you invest in a Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS In general, if you are a taxable investor, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Any capital gains a Fund distributes are taxable as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.
BACKUP WITHHOLDING By law, each Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o     provide your correct social security or taxpayer identification number,
o     certify that this number is correct,
o     certify that you are not subject to backup withholding, and
o     certify that you are a U.S. person (including a U.S. resident alien).


Each Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 30% of any distributions or proceeds paid in calendar years 2002 or 2003, and 29% of any amounts paid in calendar years 2004 or 2005.


When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS
                                  --------------------

This table presents each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.


                                       YEAR ENDED OCTOBER 31,
--------------------------------------------------------------------------------
BALANCE SHEET FUND - CLASS A    2002    2001      2000      1999      1998
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning
of year                           37.21   34.83     29.96     31.86     35.22
                              --------------------------------------------------

 Net investment income/1            .25     .77       .31       .37       .50
 Net realized and unrealized
 gains (losses)                     .87    2.95      5.15      (.68)    (1.55)
                              -------------------------------------------------
Total from investment              1.12    3.72      5.46      (.31)    (1.05)
operations
                              --------------------------------------------------
Distributions from net
 investment income                 (.15)   (.73)     (.31)     (.43)     (.51)
 Distributions from net
realized                          (1.17)   (.61)     (.28)    (1.16)    (1.80)
 gains
                              --------------------------------------------------
Total distributions               (1.32)  (1.34)     (.59)    (1.59)    (2.31)
                              --------------------------------------------------
Net asset value, end of year      37.01   37.21     34.83     29.96     31.86
                              ==================================================
Total return (%)/2                 2.85   10.96     18.47     (1.04)    (3.14)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
1,000)                        2,333,862 1,491,457 1,067,893 1,165,779 1,467,207
Ratios to average net
assets: (%)
 Expenses                           .92     .96      1.06       .93       .93
 Net investment income              .63    2.14      1.00      1.19      1.47
Portfolio turnover rate (%)       10.59   26.69      8.69     17.53     11.81

--------------------------------------------------
BALANCE SHEET FUND - CLASS B    2002      2001/3
--------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning
of year                           37.04     37.26
                               --------------------
 Net investment income             (.08)      .28
(loss)/1
 Net realized and unrealized
 gains                              .91       .06
                               --------------------
Total from investment               .83       .34
operations
                              ====================
                              ====================
 Distributions from net
 investment income                 (.06)     (.56)
 Distributions from net
realized                          (1.17)      -
 gains
                              --------------------
 Total distributions              (1.23)     (.56)
Net asset value, end of year      36.64     37.04
                              ====================
Total return (%)/2                 2.08       .91

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000) 89,241    20,982
Ratios to average net
assets: (%)
 Expenses                          1.67     1.71/4
 Net investment income             (.12)     .73/4
Portfolio turnover rate (%)       10.59    26.69


                             YEAR ENDED OCTOBER 31,
--------------------------------------------------------------------------------
BALANCE SHEET FUND - CLASS C    2002      2001/3
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning
of year                           37.06     37.26
                              --------------------
Net investment income              (.08)      .33
(loss)/1
 Net realized and unrealized
 gains                              .92       .02
                              --------------------
Total from investment               .84       .35
operations                    --------------------
 Distributions from net
 investment income                 (.06)     (.55)
 Distributions from net
 realized gains                   (1.17)        -
                              --------------------
Total distributions               (1.23)     (.55)
                              --------------------
Net asset value, end of year      36.67     37.06
                              ====================
Total return (%)/2                 2.10       .94

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
1,000)                          118,219    29,920
Ratios to average net
assets: (%)
 Expenses                          1.67      1.71/4
 Net investment income             (.12)      .85/4
Portfolio turnover rate (%)       10.59     26.69

                              PERIOD
                              ENDED
                              OCTOBER
BALANCE SHEET FUND - CLASS R  31, 2002/5
----------------------------------------
PER SHARE DATA ($)
Net asset value, beginning
of period                         39.98
                              ----------
 Net investment income              .07
 Net realized and unrealized
 losses                           (3.07)
                               ---------
Total from investment             (3.00)
operations                    ----------
  Distributions from net
 investment income                 (.06)
                              ----------
 Net asset value, end of          36.92
period
                              ----------
Total return (%)/2                (7.53)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($
x 1,000)                          7,754
Ratios to average net
assets: (%)
 Expenses                          1.17/4
 Net investment income              .38/4
Portfolio turnover rate (%)       10.59


1. Based on average shares outstanding effective year ended October 31, 1999.
2. Total return does not include sales charges, and is not annualized for periods less than one year.
3. For the period March 1, 2001 (effective date) to October 31, 2001 for Class B and C.
4. Annualized.
5. For the period January 1, 2002 (effective date) to October 31, 2002 for Class R.



                                    YEAR ENDED OCTOBER 31,
LARGE CAP VALUE FUND - CLASS A     2002     2001     20003
-------------------------------------------------------------

PER SHARE DATA ($)
Net asset value, beginning of       11.66     11.12    10.00
year                              ----------------------------
  Net investment income/1             .07       .12      .09
  Net realized and unrealized
gains (losses)                      (1.08)      .50     1.03

                                  ----------------------------
Total from investment operations    (1.01)      .62     1.12
                                  ----------------------------
  Distributions from net
investment income                    (.07)     (.08)       -
  Distributions from net
realized gains                       (.10)      -          -
                                 -----------------------------
Total distributions                  (.17)     (.08)       -
                                -----------------------------

Net asset value, end of year        10.48     11.66    11.12
                                 ----------------------------

Total return (%)/2                  (8.82)     5.63    11.20

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x       32,825    23,544    3,418
1,000)
Ratios to average net assets:
(%)
  Expenses                           1.42      1.25     1.25/4
  Expenses excluding waiver and
   payments by affiliate             1.42      1.49     3.22/4
  Net investment income               .64       .99     2.17/4
Portfolio turnover rate (%)         15.33     29.37     7.21


LARGE CAP VALUE FUND - CLASS B    2002      2001     2000/3
-------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of       11.58     11.11    10.00
year
                                ----------------------------
  Net investment income/1               -       .05      .08
  Net realized and unrealized
  gains (losses)                    (1.07)      .49     1.03
                                ----------------------------
Total from investment               (1.07)      .54     1.11
operations
                                ----------------------------
  Distributions from net
investment income                    (.02)     (.07)     -
  Distributions from net
realized gains                       (.10)       -       -
                                ----------------------------
 Total distributions                 (.12)     (.07)     -
                                -----------------------------
Net asset value, end of year        10.39     11.58    11.11
                                =============================
Total return (%)/2                  (9.38)     4.87    11.10

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x        4,975     3,251      453
1,000)
Ratios to average net assets:
(%)
  Expenses                           2.07      1.86     1.69/4
  Expenses excluding waiver
   and payments by affiliate         2.07      2.10     3.66/4
  Net investment income (loss)       (.01)      .38     1.81/4
Portfolio turnover rate (%)         15.33     29.37     7.21


                                   YEAR ENDED OCTOBER 31,
LARGE CAP VALUE FUND - CLASS C    2002       2001     20003
--------------------------------------------------------------

PER SHARE DATA ($)
Net asset value, beginning of       11.57      11.11    10.00
year                            ------------------------------
  Net investment income/1              -         .05      .06
  Net realized and unrealized
gains (losses)                      (1.07)       .48     1.05
                                ------------------------------
  Total from investment             (1.07)       .53     1.11
operations                      ------------------------------
Distributions from net
investment income                    (.01)      (.07)       --
 Distributions from net
realized gains                       (.10)         -         -
                                ------------------------------
 Total distributions                 (.11)      (.07)        -
                                ------------------------------
Net asset value, end of year        10.39      11.57    11.11
                                ==============================
Total return (%)/2                  (9.34)      4.80    11.10

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x       17,738     10,648    1,911
1,000)
Ratios to average net assets:
(%)
  Expenses                           2.04       1.89     1.79/4
  Expenses excluding waiver
   and payments by affiliate         2.04       2.13     3.76/4
  Net investment income               .02        .38     1.44
Portfolio turnover rate (%)         15.33      29.37     7.21

                                     PERIOD
                                      ENDED
                                     OCTOBER
LARGE CAP VALUE FUND - CLASS R   31, 2002/5
--------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of         10.55
period
                                ------------
  Net investment income1                .01
  Net realized and unrealized          (.08)
losses
                                ------------
Total from investment                  (.07)
operations
                                ------------
Net asset value, end of period        10.48
                                ============
Total return (%)/2                     (.66)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x           65
1,000)
Ratios to average net assets:
(%)
  Expenses                             1.59/4
  Net investment income                 .47/4
Portfolio turnover rate (%)           15.33

1. Based on average shares outstanding.
2. Total return does not include sales charges, and is not annualized for periods less than one year.
3. For the period June 1, 2000 (effective date) to October 31, 2000.
4. Annualized.
5. For the period August 1, 2002 (effective date) to October 31, 2002.

                                                YEAR ENDED OCTOBER 31,
--------------------------------------------------------------------------------
MICROCAP VALUE FUND                    2002     2001     2000     1999     1998
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of
year                                  24.64    18.88    18.41    20.27    24.29
                                ------------------------------------------------
  Net investment income (loss)/1       (.01)     .11      .04     (.01)    (.02)
  Net realized and unrealized
   gains (losses)                       .68     6.37     1.90     (.29)   (2.51)

                                ------------------------------------------------
Total from investment                   .67     6.48     1.94     (.30)   (2.53)
operations
                                ------------------------------------------------
 Distributions from net
   investment income                   (.08)    (.09)        -        -    (.01)
 Distributions from net
realized gains                        (1.14)    (.63)   (1.47)   (1.56)   (1.48)
                                ------------------------------------------------
Total distributions                   (1.22)    (.72)   (1.47)   (1.56)   (1.49)
                                ------------------------------------------------
Net asset value, end of year          24.09    24.64    18.88    18.41    20.27
                                ================================================
Total return (%)/2                     2.77    35.80    11.53    (1.59)  (10.95)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
1,000)                              230,562  268,969   95,894  115,999  175,635
Ratios to average net assets:
(%)
 Expenses                              1.18     1.19     1.38     1.27     1.21
 Net investment income (loss)          (.02)     .46      .23     (.05)    (.11)
Portfolio turnover rate (%)           28.35    23.62     8.52    14.12    31.91

1. Based on average shares outstanding year ended October 31, 1999.
2. Total return does not include sales charges.

                                            YEAR ENDED OCTOBER 31,
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND - CLASS A     2002      2001      2000     1999     1998
--------------------------------------------------------------------------------
                               PER SHARE DATA ($)
Net asset value, beginning of
year                            22.49     20.86    17.30    17.98     24.68
                               -------------------------------------------------

 Net investment income (loss)/1   .02       .09      .03     (.04)     (.03)
 Net realized and unrealized
  gains (losses)                 (.33)     1.59     3.53     (.55)    (6.45)
                                ------------------------------------------------
  Total from investment          (.31)     1.68     3.56     (.59)    (6.48)
   operations                   ------------------------------------------------
  Distributions from net
 investment income                 -       (.05)      -        -       (.01)
 Distributions from net
realized gains                     -         -        -      (.09)     (.21)
 gains
 Tax return of capital           (.03)       -        -       -          -
                                ------------------------------------------------

Total distributions              (.03)     (.05)       -     (.09)     (.22)
                                ------------------------------------------------
 Net asset value, end of year   22.15     22.49    20.86    17.30     17.98
                                ================================================

Total return (%)/2              (1.41)     8.06    20.72    (3.38)   (26.48)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x   140,202    95,029   64,513   65,898    98,288
1,000)
 Expenses                        1.37      1.36     1.58     1.49      1.32
 Expenses excluding waiver and
payments by affiliate            1.37      1.36     1.58     1.49      1.38
 Net investment income            .09       .37      .16     (.23)     (.16)
Portfolio turnover rate (%)     12.74     43.33    44.99    41.21     36.88

SMALL CAP VALUE FUND - CLASS B     2002      2001      2000    1999/3
-----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of    22.13    20.61    17.21    18.33
year
                                ---------------------------------------

 Net investment loss/1            (.14)    (.07)    (.09)    (.15)
 Net realized and unrealized
gains (losses)                    (.32)    1.59     3.49     (.97)
                                ---------------------------------------
 Total from investment            (.46)    1.52     3.40    (1.12)
operations                      ---------------------------------------

Distributions from net
investment income                   -        -5        -      -
                                ---------------------------------------

Net asset value, end of year     21.67    22.13    20.61    17.21
                                =======================================

Total return (%)/2               (2.08)    7.38    19.97    (6.27)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
1,000)                           29,535    11,220   2,747    1,293
Ratios to average net assets:
 (%)
 Expenses                         2.02     2.02     2.22     2.12/4
 Net investment loss              (.56)    (.32)    (.47)    (.84)/4
Portfolio turnover rate (%)      12.74    43.33    44.99    41.21


                                             YEAR ENDED OCTOBER 31,
-------------------------------------------------------------------------------
SMALL CAP VALUE FUND - CLASS C    2002       2001      2000     1999      1998
-------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of
year                            21.90      20.40    17.03    17.82      24.59
                               -------------------------------------------------
 Net investment loss/1           (.13)      (.07)    (.09)    (.16)      (.13)
 Net realized and unrealized
gains (losses)                   (.31)      1.57     3.46     (.54)     (6.43)
                                ------------------------------------------------
 Total from investment           (.44)      1.50     3.37     (.70)     (6.56)
operations
                                ------------------------------------------------
 Distributions from net
realized gains                     -         -        -       (.09)      (.21)
                                ------------------------------------------------
Net asset value, end of year    21.46      21.90    20.40    17.03      17.82
                                ================================================
 Total return (%)/2             (2.01)      7.35    19.93    (4.03)    (26.93)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
1,000)                          81,186     51,313   28,555   30,133     41,694
Ratios to average net assets:
 (%)
 Expenses                        1.99       2.01     2.24     2.17       1.97
 Expenses excluding waiver and
payments by affiliate            1.99       2.01     2.24     2.17       2.03
 Net investment loss             (.53)      (.29)    (.51)    (.91)      (.81)
Portfolio turnover rate (%)     12.74      43.33    44.99    41.21      36.88


                                     PERIOD
                                      ENDED
                                     OCTOBER
SMALL CAP VALUE FUND - CLASS R   31, 2002/6
--------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of         23.34
period                          ------------
  Net investment loss/1                (.04)
  Net realized and unrealized         (1.16)
losses
                                ------------
Total from investment                 (1.20)
operations
                                ------------
Net asset value, end of period        22.14
                                ============
Total return (%)/2                    (5.14)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x
1,000)                                1,097
Ratios to average net assets:
(%)
  Expenses                             1.52/4
  Net investment loss                  (.06)/4
Portfolio turnover rate (%)           12.74

1. Based on average shares outstanding effective year ended October 31, 1999.
2. Total return does not include sales charges, and is not annualized for periods less than one year.
3. For the period January 1, 1999 (effective date) to October 31, 1999 for Class B.
4. Annualized.
5. The Fund made a dividend distribution of $.002.
6. For the period August 1, 2002 (effective date) to October 31, 2002 for
Class R.


YOUR ACCOUNT

[Insert graphic of pencil marking an "X"] CHOOSING A SHARE CLASS
                                          ----------------------

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.


CLASS A                  CLASS B             CLASS C             CLASS R
--------------------------------------------------------------------------------
o  Initial sales  o     No initial    o     Initial       o    No initial
   charge of 5.75%      sales charge        sales charge of    sales charge
   or less                                  1%

o  Deferred       o     Deferred      o     Deferred      o    Except for
   sales charge of      sales charge of     sales charge of    certain Employer
   1% on purchases      4% on shares        1% on shares       Sponsored
   of $1 million or     you sell within     you sell within    Retirement Plans,
   more sold within     the first year,     18 months          deferred sales
   18 months            declining to 1%                        charge of 1% on
                        within six                             shares you sell
                        years and                              within 18 months
                        eliminated                             (charged at plan
                        after that                             level based on
                                                               initial
                                                               investment)
o  Lower annual   o     Higher        o     Higher        o    Higher annual
   expenses than        annual expenses     annual expenses    expenses than
   Class B, C or R      than Class A        than Class A       Class A due to
   due to lower         (same as Class      (same as Class     higher
   distribution fees    C) due to           B) due to          distribution fees
                        higher              higher             (lower than Class
                        distribution        distribution       B and Class C).
                        fees. Automatic     fees. No           No conversion to
                        conversion to       conversion to      Class A shares,
                        Class A shares      Class A shares,    so annual
                        after eight         so annual          expenses do not
                        years, reducing     expenses do not    decrease.
                        future annual       decrease.
                        expenses.

              THE LARGE CAP VALUE FUND AND THE SMALL CAP VALUE FUND
                BEGAN OFFERING CLASS R SHARES ON AUGUST 1, 2002.


SALES CHARGES - CLASS A

                                    THE SALES CHARGE
                                   MAKES UP THIS % OF  WHICH EQUALS THIS % OF
WHEN YOU INVEST THIS AMOUNT        THE OFFERING PRICE    YOUR NET INVESTMENT
-------------------------------------------------------------------------------
Under $50,000                             5.75                  6.10
$50,000 but under $100,000                4.50                  4.71
$100,000 but under $250,000               3.50                  3.63
$250,000 but under $500,000               2.50                  2.56
$500,000 but under $1 million             2.00                  2.04


INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 50), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page 49).

DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Balance Sheet Fund and MicroCap Value Fund to pay distribution fees of up to 0.25% per year and Large Cap Value Fund and Small Cap Value Fund to pay distribution fees of up to 0.35% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


SALES CHARGES - CLASS B - BALANCE SHEET FUND, LARGE CAP VALUE FUND AND SMALL CAP VALUE FUND

IF YOU SELL YOUR SHARES
WITHIN THIS MANY YEARS AFTER BUYING  THIS % IS DEDUCTED FROM
THEM                                 YOUR PROCEEDS AS A CDSC
---------------------------------------------------------------
1 Year                                           4
2 Years                                          4
3 Years                                          3
4 Years                                          3
5 Years                                          2
6 Years                                          1
7 Years                                          0


With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 49). After eight years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.


MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B shares at one time is $249,999. We place any investment of $250,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.


RETIREMENT PLANS Class B shares are available to retirement plans for which Franklin Templeton Bank & Trust serves as trustee or custodian, excepting DCS Plans (as defined on page 47).

DISTRIBUTION AND SERVICE (12B-1) FEES Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 1% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


SALES CHARGES - CLASS C - BALANCE SHEET FUND, LARGE CAP VALUE FUND AND SMALL CAP VALUE FUND

                                  THE SALES CHARGE
                                  MAKES UP THIS % OF   WHICH EQUALS THIS % OF
WHEN YOU INVEST THIS AMOUNT       THE OFFERING PRICE   YOUR NET INVESTMENT
-------------------------------------------------------------------------------
Under $1 million                  1.00                 1.01

 WE PLACE ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE THERE
    IS NO INITIAL SALES CHARGE AND CLASS A'S ANNUAL EXPENSES ARE LOWER.


CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page 49).

DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 1% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS R - BALANCE SHEET FUND, LARGE CAP VALUE FUND AND SMALL CAP VALUE FUND


With Class R shares, there is no initial sales charge.

RETIREMENT PLANS Class R shares are available to the following investors:

o  Employer Sponsored Retirement Plans that are not DCS Plans

o  DCS Plans with assets less than $10 million


o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code of 1986, as amended; and

o Investors who open a Franklin Templeton IRA Rollover with less than $1 million other than a current or former Franklin Templeton employee or as the result of a spousal rollover, a QDRO, or a rollover of assets from a same employer sponsored Franklin Templeton money purchase plan in existence prior to January 1, 2002, to a new or existing Franklin Templeton profit sharing plan

A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services.


MAXIMUM PURCHASE AMOUNT The maximum lump sum amount you may invest in Class R share IRA Rollovers is $999,999. We place any investment of $1 million or more in Class A shares since Class A's annual expenses are lower. There is no maximum purchase amount for Qualified plans.


CDSC Except for Employer Sponsored Retirement Plans that (i) are DCS Plans; (ii) have contracted with an affiliate of Distributors for plan trustee services; or
(iii) first purchase fund shares after January 1, 2003, there is a 1% contingent deferred sales charge (CDSC) on any Class R shares sold within 18 months of purchase. The CDSC is applied at the plan level based on initial investment for Employer Sponsored Retirement Plans. The way we calculate the CDSC is the same for each class (please see page 49).

DISTRIBUTION AND SERVICE (12B-1) FEES Class R has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.50% per year for the sale of Class R shares and for services provided to shareholders. Because these fees are paid out of Class R's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B, C & R

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]


To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 57 for exchange information).


SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases of Class A shares.


[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.
 [End callout]


o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in Franklin Templeton funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

                   TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE
                APPROPRIATE SECTION OF YOUR ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A, C or R shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

SHAREHOLDERS OF BALANCE SHEET FUND PRIOR TO JANUARY 1, 2001 may make additional purchases of that Fund's Class A shares subject to the following schedule that was in effect until January 1, 2001:

                                    THE SALES CHARGE
                                   MAKES UP THIS % OF  WHICH EQUALS THIS % OF
WHEN YOU INVEST THIS AMOUNT        THE OFFERING PRICE    YOUR NET INVESTMENT
-------------------------------------------------------------------------------
Under $500,000                            1.50                  1.52
$500,000 but under $1 million             1.00                  1.01

SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals, institutions and retirement plans or by investors who reinvest certain distributions and proceeds within 365 days. Certain investors also may buy Class C shares without an initial sales charge. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. For information about retirement plans, you may call Retirement Services at 1-800/527-2020. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying Fund shares at a discount.

[Insert graphic of a paper with lines
and someone writing] BUYING SHARES
                     -------------


EXCEPT FOR RETAIL RETIREMENT PLANS FOR WHICH FRANKLIN TEMPLETON INVESTMENTS SERVES AS RECORDKEEPER AND THE FRANKLIN TEMPLETON MUTUAL FUNDS SERVE AS INVESTMENT OPTIONS FOR SUCH PLANS ("SELECT RETIREMENT PLANS") THE MICROCAP VALUE FUND IS CLOSED TO NEW INVESTORS. IN KEEPING WITH CURRENT POLICY, THE FUND WILL CONTINUE TO BE CLOSED TO NEW INDIVIDUAL INVESTORS AND RETIREMENT PLANS OTHER THAN SELECT RETIREMENT PLANS, BUT WILL ALLOW ADDITIONAL PURCHASES FROM EXISTING SHAREHOLDERS. THE FUND WILL NOT ALLOW EXCHANGE PURCHASES FROM OTHER FRANKLIN TEMPLETON MUTUAL FUNDS, EXCEPT FOR EXCHANGE PURCHASES FROM PARTICIPANTS OF SELECT RETIREMENT PLANS.

THE BALANCE SHEET INVESTMENT FUND IS CLOSED TO ALL NEW INVESTORS, EXCEPT FOR 529 GIFT PRODUCT INVESTORS AND NEW PARTICIPANTS IN EXISTING RETIREMENT PLANS. YOU WILL BE ABLE TO CONTINUE TO ADD TO YOUR EXISTING ACCOUNT THROUGH NEW PURCHASES, INCLUDING PURCHASES THROUGH REINVESTMENT OF DIVIDENDS OR CAPITAL GAINS DISTRIBUTIONS, AND EXCHANGES.

THE MICROCAP VALUE FUND AND THE BALANCE SHEET INVESTMENT FUND RESERVE THE RIGHT TO MODIFY THESE POLICIES AT ANY TIME.

MINIMUM INVESTMENTS
-----------------------------------------------------------------------------
                                              INITIAL        ADDITIONAL
-----------------------------------------------------------------------------
Regular accounts                              $1,000         $50
-----------------------------------------------------------------------------
Automatic investment plans                    $50 ($25/1 for $50 ($25/1 for
                                              a Coverdell    a Coverdell
                                              Education      Education
                                              Savings Plan)  Savings Plan)
-----------------------------------------------------------------------------
UGMA/UTMA accounts                            $100           $50
-----------------------------------------------------------------------------
Employer Sponsored Retirement Plans           no minimum     no minimum/2
-----------------------------------------------------------------------------
IRAs, IRA rollovers, Coverdell Education
Savings Plans or Roth IRAs                    $250           $50
-----------------------------------------------------------------------------
Broker-dealer sponsored wrap account programs
                                              $250           $50
-----------------------------------------------------------------------------
Full-time employees, officers, trustees and   $100           $50
directors of Franklin Templeton entities, and their immediate family members

-----------------------------------------------------------------------------

1. Effective July 1, 2003, the $25 minimum investment will increase to $50.
2. Effective July 1, 2003, there will be a $25 minimum investment.

           PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND ELIGIBLE
                     FOR SALE IN YOUR STATE OR JURISDICTION.

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 55). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, money orders or traveler's checks as forms of payment to purchase shares.


BUYING SHARES
-------------------------------------------------------------------------------
                        OPENING AN ACCOUNT          ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------
[Insert graphic of
hands shaking]
                        Contact your investment     Contact your investment
THROUGH YOUR            representative              representative
INVESTMENT
REPRESENTATIVE
--------------------------------------------------------------------------------
[Insert graphic of      If you have another         Before requesting a
phone and computer]     Franklin Templeton fund     telephone or online purchase
                        account with your bank      into an existing account,
BY PHONE/ONLINE         account information on      please make sure we have
                        file, you may open a new    your bank account
(Up to $100,000 per     account by phone. At this   information on file. If we
shareholder per day)    time, a new account may     do not have this
                        not be opened online.       information, you will need
1-800/632-2301                                      to send written instructions
                        To make a same day          with your bank's name and
franklintempleton.com   investment, your phone      address, a voided check or
                        order must be received and  savings account deposit
NOTE:  CERTAIN ACCOUNT  accepted by us by 1:00      slip, and a signature
TYPES ARE NOT           p.m. Pacific time or the    guarantee if the bank and
AVAILABLE FOR ONLINE    close of the New York       Fund accounts do not have at
ACCOUNT ACCESS          Stock Exchange, whichever   least one common owner. If
                        is earlier.                 you have online access, you
                                                    will be able to add or
                                                    change bank account
                                                    information that we can use
                                                    to process additional
                                                    purchases into your Franklin
                                                    Templeton account.

                                                    To make a same day
                                                    investment, your phone or
                                                    online order must be
                                                    received and accepted by us
                                                    by 1:00 p.m. Pacific time or
                                                    the close of the New York
                                                    Stock Exchange, whichever is
                                                    earlier.

--------------------------------------------------------------------------------
                        Make your check payable to  Make your check payable to
[Insert graphic of      the Fund.                   the Fund. Include your
envelope]                                           account number on the check.
                        Mail the check and your
BY MAIL                 signed application to       Fill out the deposit slip
                        Investor Services.          from your account statement.
                                                    If you do not have a slip,
                                                    include a note with your
                                                    name, the Fund name, and
                                                    your account number.

                                                    Mail the check and deposit
                                                    slip or note to Investor
                                                    Services.
-------------------------------------------------------------------------------
[Insert graphic of      Call  to receive a wire     Call to receive a wire
three lightning bolts]  control number and wire     control number and wire
                        instructions.               instructions.

                        Wire the funds and mail     To make a same day wire
BY WIRE                 your signed application to  investment, please call us
                        Investor Services. Please   by 1:00 p.m. Pacific time
1-800/632-2301          include the wire control    and make sure your wire
(or 1-650/312-2000      number or your new account  arrives by 3:00 p.m.
collect)                number on the application.

                        To make a same day wire
                        investment, please call us
                        by 1:00 p.m. Pacific time
                        and make sure your wire
                        arrives by 3:00 p.m.
--------------------------------------------------------------------------------
[Insert graphic of two  Call Shareholder Services   Call Shareholder Services at
arrows pointing in      at the number below, or     the number below or our
opposite directions]    send signed written         automated TeleFACTS system,
                        instructions.   You also    or send signed written
BY EXCHANGE             may place an online         instructions. You also may
                        exchange order. The         place an online exchange
TeleFACTS(R)            TeleFACTS system cannot     order.
1-800/247-1753          be used to open a new
(around-the-clock       account.                    (Please see page 57 for
access)                                             information on exchanges.)
                        (Please see page 57 for
                        information on exchanges.)

franklintempleton.com

--------------------------------------------------------------------------------

            FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
         (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)
  OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT FRANKLINTEMPLETON.COM


[Insert graphic of person with a headset] INVESTOR SERVICES
                                          -----------------

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment (please see page 52) with your application.


AUTOMATIC PAYROLL DEDUCTION You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.


[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]


Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.


*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. DCS Plans may direct distributions to Class A shares if Class R shares are not offered by that fund.


RETIREMENT PLANS Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.


TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; add or change your bank account information (online only); add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).


To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

 NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.


DCS Plans may exchange Class R shares for Class A shares of another Franklin Templeton fund if that fund does not offer Class R shares.

Because excessive trading can hurt fund performance, operations and shareholders, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timers" on page 64).


*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A of Large Cap Value Fund and MicroCap Value Fund without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares of Large Cap Value Fund and MicroCap Value Fund and later decide they would like to exchange into another fund that offers Advisor Class may do so.


SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

[Insert graphic of a certificate] SELLING SHARES
                                  --------------

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply. Except for certain investors as previously stated on page 52, please keep in mind that if you sell all the shares in your Balance Sheet Investment Fund account or your MicroCap Value Fund account, your accounts will be closed and you will not be able to buy additional Balance Sheet Investment Fund or MicroCap Value Fund shares or to reopen your Balance Sheet Investment Fund or MicroCap Value Fund accounts.


SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.

SELLING SHARES
-------------------------------------------------------------------------
                         TO SELL SOME OR ALL OF YOUR SHARES
-------------------------------------------------------------------------
[Insert graphic of
hands shaking]
                         Contact your investment representative
THROUGH YOUR INVESTMENT
REPRESENTATIVE
-------------------------------------------------------------------------
[Insert graphic of       Send written instructions and endorsed share
envelope]                certificates (if you hold share certificates)
                         to Investor Services.  Corporate, partnership
BY MAIL                  or trust accounts may need to send additional
                         documents.

                         Specify the Fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                         A check will be mailed to the name(s) and address on
                         the account, or otherwise according to your written
                         instructions.
-------------------------------------------------------------------------
[Insert graphic of       As long as your transaction is for $100,000 or
phone and computer]      less, you do not hold share certificates and
                         you have not changed your address by phone or
BY PHONE/ONLINE          online within the last 15 days, you can
                         sell your shares by phone or online.
1-800/632-2301
                         A check will be mailed to the name(s) and
franklintempleton.com    address on the account. Written instructions, with a
                         signature guarantee, are required to send the check to
                         another address or to make it payable to another
                         person.
--------------------------------------------------------------------------

[Insert graphic of three You can call, write, or visit us online to
lightning bolts]         have redemption proceeds sent to a bank
                         account. See the policies above for selling
BY ELECTRONIC FUNDS      shares by mail, phone, or online.
TRANSFER (ACH)
                         Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to provide the banking instructions online or send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the bank and Fund accounts do not have at least one common owner.

                         If we receive your request in proper form by 1:00 p.m. Pacific time, proceeds sent by ACH generally will be available within two to three business days.


--------------------------------------------------------------------------
[Insert graphic of two   Obtain a current prospectus for the fund you
arrows pointing in       are considering. Prospectuses are available
opposite directions]     online at franklintempleton.com.

BY EXCHANGE              Call Shareholder Services at the number below
                         or our automated TeleFACTS system, or send
TeleFACTS(R)             signed written instructions. You also may
1-800/247-1753           place an exchange order online.  See the
(around-the-clock        policies above for selling shares by mail,
access)                  phone, or online.

                         If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.
-------------------------------------------------------------------------

            FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
         (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)
  OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT FRANKLINTEMPLETON.COM

[Insert graphic of paper and pen] ACCOUNT POLICIES
                                  ----------------

CALCULATING SHARE PRICE The Fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

The Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $500 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS, REPORTS AND PROSPECTUSES You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).


You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 56).


INVESTMENT REPRESENTATIVE ACCOUNT ACCESS If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;


o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;


o Purchase Fund shares by debiting a bank account that may be owned by you; and


o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.


If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.


MARKET TIMERS The Funds may restrict or refuse purchases or exchanges by Market Timers. You may be considered a Market Timer if you have (i) requested an exchange or redemption out of any of the Franklin Templeton funds within two weeks of an earlier purchase or exchange request out of any fund, or (ii) exchanged or redeemed shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period. Accounts under common ownership or control with an account that is covered by (i) or (ii) also are subject to these limits.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by the Fund, its manager or shareholder services agent, will be issued a written notice of their status and the Fund's policies. Identified Market Timers will be required to register with the market timing desk of Franklin Templeton Investor Services, LLC, and to place all purchase, exchange and redemption trade requests through the desk. Some funds do not allow investments by Market Timers. Identified Market Timers who redeem or exchange their shares of the Fund within 90 days of purchase will be assessed a fee of 2% of redemption proceeds. This redemption fee does not apply to 401(k) participant accounts, accounts not held individually through Franklin Templeton Investor Services, LLC, and funds under the automatic dividend reinvestment program and the systematic withdrawal program.

ADDITIONAL POLICIES Please note that the Funds maintain additional policies and reserve certain rights, including:

o The Funds may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.
o The Funds may modify, suspend, or terminate telephone/online privileges at any time.
o At any time, the Funds may change their investment minimums or waive or lower their minimums for certain purchases.


o The Funds may modify or discontinue the exchange privilege on 60 days' notice.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Funds reserve the right, in the case of an emergency, to make payments in securities or other assets of the Fund, if the payment of cash proceeds by check, wire or electronic funds transfer would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to a Fund promptly.

DEALER COMPENSATION Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.


BALANCE SHEET FUND                CLASS A      CLASS B     CLASS C      CLASS R
-------------------------------------------------------------------------------
COMMISSION (%)                    ---          4.00        2.004        1.00/6
Investment under $50,000          5.00         ---         ---          ---
$50,000 but under $100,000        3.75         ---         ---          ---
$100,000 but under $250,000       2.80         ---         ---          ---
$250,000 but under $500,000       2.00         ---         ---          ---
$500,000 but under $1 million     1.60         ---         ---          ---
$1 million or more                up to 1.00/1 ---         ---          ---
12B-1 FEE TO DEALER               0.25/1       0.25/3      1.00/5       0.35/6

LARGE CAP VALUE FUND              CLASS A      CLASS B     CLASS C      CLASS R
-------------------------------------------------------------------------------
COMMISSION (%)                    ---          4.00        2.00/4       1.00/6
Investment under $50,000          5.00         ---         ---          ---
$50,000 but under $100,000        3.75         ---         ---          ---
$100,000 but under $250,000       2.80         ---         ---          ---
$250,000 but under $500,000       2.00         ---         ---          ---
$500,000 but under $1 million     1.60         ---         ---          ---
$1 million or more                up to 1.00/1 ---         ---          ---
12B-1 FEE TO DEALER               0.25/1      0.25/3       1.00/5       0.35/6

MICROCAP VALUE FUND                                        CLASS A
------------------------------------------------------------------------
COMMISSION (%)                                             ---
Investment under $50,000                                   5.00
$50,000 but under $100,000                                 3.75
$100,000 but under $250,000                                2.80
$250,000 but under $500,000                                2.00
$500,000 but under $1 million                              1.60
$1 million or more                                         up to 1.00/1
12B-1 FEE TO DEALER                                        0.25/1

SMALL CAP VALUE FUND              CLASS A      CLASS B     CLASS C      CLASS R
-------------------------------------------------------------------------------
COMMISSION (%)                    ---          4.00        2.00/4       1.00/6
Investment under $50,000          5.00         ---         ---          ---
$50,000 but under $100,000        3.75         ---         ---          ---
$100,000 but under $250,000       2.80         ---         ---          ---
$250,000 but under $500,000       2.00         ---         ---          ---
$500,000 but under $1 million     1.60         ---         ---          ---
$1 million or more                up to 1.00/1 ---         ---          ---
12B-1 FEE TO DEALER               0.35/1       0.25/3      1.00/5       0.35/6


A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans1 and on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

MARKET TIMERS. Please note that for Class A NAV purchases by Market Timers, including purchases of $1 million or more, dealers are not eligible to receive the dealer commission. Dealers, however, may be eligible to receive the 12b-1 fee from the date of purchase.


1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
2. The Large Cap Value Fund may pay up to 0.35% to Distributors or others, out of which 0.10% generally will be retained by Distributors for its distribution expenses.
3. Dealers may be eligible to receive up to 0.25% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
4. Commission includes advance of the first year's 0.25% 12b-1 service fee. For purchases at NAV, Distributors will not pay a prepaid commission. 5. Dealers may be eligible to receive up to 0.25% at the time of purchase and may be eligible to receive 1% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase. 6. Dealers may be eligible to receive a 12b-1 fee of 0.35% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset commission paid at the time of purchase. Starting in the 13th month, Distributors will receive 0.15%. Dealers may be eligible to receive the full 0.50% 12b-1 fee starting at the time of purchase if Distributors did not pay a prepaid commission.


[Insert graphic of question mark] QUESTIONS
                                  ---------

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                              HOURS (PACIFIC TIME,
DEPARTMENT NAME          TELEPHONE NUMBER     MONDAY THROUGH FRIDAY)
----------------------------------------------------------------------------
Shareholder Services     1-800/632-2301       5:30 a.m. to 5:00 p.m.
                                              6:30 a.m. to 2:30 p.m.
                                              (Saturday)
Fund Information         1-800/DIAL BEN       5:30 a.m. to 5:00 p.m.
                         (1-800/342-5236)     6:30 a.m. to 2:30 p.m.
                                              (Saturday)
Retirement Services      1-800/527-2020       5:30 a.m. to 5:00 p.m.
Advisor Services         1-800/524-4040       5:30 a.m. to 5:00 p.m.
FTI Institutional        1-800/321-8563       6:00 a.m. to 4:00 p.m.
Services
TDD (hearing impaired)   1-800/851-0637       5:30 a.m. to 5:00 p.m.
TeleFACTS(R)(automated)  1-800/247-1753      (around-the-clock access)


                                       68


FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.


FRANKLIN(R) TEMPLETON(R) INVESTMENTS
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com




You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.


Investment Company Act file #811-5878                              FVIT P 03/03


















Prospectus

Franklin Value Investors Trust

Franklin Balance Sheet Investment Fund
Franklin Small Cap Value Fund

ADVISOR CLASS



MARCH 1, 2003








[Insert Franklin Templeton Investments logo]



The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

THE FUND

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

 2  Franklin Balance Sheet Investment Fund

 9  Franklin Small Cap Value Fund

16  More Information on Investment
    Policies, Practices and Risks


18  Management

20  Distributions and Taxes

21  Financial Highlights

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES [End callout]

23  Qualified Investors

25  Buying Shares

28  Investor Services

32  Selling Shares


35  Account Policies

39  Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover

FRANKLIN BALANCE SHEET INVESTMENT FUND


THE FUND CLOSED TO ALL NEW INVESTORS, EXCEPT FOR 529 GIFT PRODUCT INVESTORS AND NEW PARTICIPANTS IN EXISTING RETIREMENT PLANS. YOU WILL BE ABLE TO CONTINUE TO ADD TO YOUR EXISTING ACCOUNT THROUGH NEW PURCHASES, INCLUDING PURCHASES THROUGH REINVESTMENT OF DIVIDENDS OR CAPITAL GAINS DISTRIBUTIONS, AND EXCHANGES. THE FUND RESERVES THE RIGHT TO MODIFY THIS POLICY AT ANY TIME.


[Insert graphic of bullseye and arrows]  GOAL AND STRATEGIES
                                         -------------------

GOAL The Fund's investment goal is high total return of which capital appreciation and income are components.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests most of its assets in equity securities of companies the Fund's manager believes are undervalued at the time of purchase but that have the potential for significant capital appreciation. Common stocks and preferred stocks are examples of equity securities.

[Begin callout]
The Fund normally invests most of its assets in common stocks of undervalued companies that have the potential for significant capital appreciation.
[End callout]


A stock price is undervalued, or a "value" when it is less than the price at which the manager believes it would trade if the market reflected all factors relating to the company's worth. The manager may consider a company to be undervalued in the marketplace relative to its underlying asset values because of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company. The types of companies the Fund may invest in include those that are attempting to recover from business setbacks or adverse events (turnarounds) and cyclical downturns.


In choosing investments, the manager conducts an in-depth analysis of a company's balance sheet, as well as applying other elements of securities analysis. The equity securities bought by the Fund will typically be purchased at a low price relative to book value. Although the price may be above the company's book value, the ratio of price-to-book value typically will be lower than 80% of those companies from which comparable data may be obtained. Book value is defined as the common stockholders' equity. In addition to book value, the manager may consider a variety of other factors in choosing an investment, such as quality of management, ownership of valuable franchises, trademarks or trade names, control of distribution networks and market share for particular products, risk of obsolescence and other factors that may identify the issuer as a potential turnaround candidate or takeover target.


While the Fund may invest in companies of any size, it may invest a substantial portion of its assets in small capitalization companies, which have a market capitalization such as those that comprise the Russell 2000 Index at the time of the Fund's investment (sometimes called "small cap"). Market capitalization is the total market value of a company's outstanding common stock. The Fund currently intends to limit its investment in foreign securities to no more than 10% of its total assets. Investing in foreign securities typically involves more risks than investing in U.S. securities.


[Insert graphic of chart with line going up and down]  MAIN RISKS
                                                       ----------

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]


STOCKS Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of various stocks held by the Fund.

VALUE INVESTING A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the manager believes will increase the price of the security do not occur.


The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies emerging from bankruptcy, companies reporting poor earnings, and companies whose share prices have declined sharply or that are not widely followed by other investors, differs from the approach followed by many other mutual funds.


Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. Companies emerging from bankruptcy may have difficulty retaining customers and suppliers. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

SMALLER COMPANIES While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

DIVERSIFICATION The Fund is a non-diversified fund. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund. The Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund's shares. The Fund, however, intends to meet certain tax diversification requirements.


FOREIGN SECURITIES Securities of companies located outside the U.S. may involve risks that can increase the potential for losses in the Fund. These risks may include, among others, currency risks (fluctuations in currency exchange rates and the new euro currency), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.


[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------


This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS/1

[Insert bar graph]

25.57%    1.50%   30.04%  17.51%  25.97%  -0.61%  -1.53%  20.47%  17.88%  -5.73%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   93       94      95      96      97      98      99      00      01       02
                              YEAR

[Begin callout]
BEST QUARTER:
Q2 '99  17.59%

WORST QUARTER:
Q3 '98  -13.56%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2002


                                   1 YEAR       5 YEARS      10 YEARS
---------------------------------------------------------------------------
Franklin Balance Sheet Investment
Fund - Advisor Class/1
Return Before Taxes                -5.73%       5.55%        12.38%
Return After Taxes on              -6.27%       4.51%        10.72%
Distributions
Return After Taxes on              -3.44%       4.12%        9.76%
Distributions and Sale of Fund
Shares
Russell 2000 Value Index/2        -11.43%      2.71%        10.85%
(index reflects no deduction for
fees, expenses, or taxes)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.


1. Effective March 1, 2001, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to March 1, 2001, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after March 1, 2001, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.
2. Source: Standard & Poor's Micropal (Russell 2000 Value Index). The unmanaged Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                   ADVISOR CLASS
-------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases     None
  Redemption fee/1                                   2.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)/2

                                                                   ADVISOR CLASS
-------------------------------------------------------------------------------
Management fees                                      0.46%
Distribution and service (12b-1) fees                None
Other expenses/3                                     0.29%
                                                     --------------------------
                                                     --------------------------
Total annual Fund operating expenses/2               0.75%
                                                     --------------------------

1. This fee is only for Market Timers (see page 37).
2. The Fund began offering Advisor Class shares on March 1, 2001. Total annual Fund operating expenses are annualized.
3. The "Other expenses" information in the table has been restated to reflect current fees and expenses.



EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year;
o The Fund's operating expenses remain the same; and
o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


  1 YEAR     3 YEARS    5 YEARS    10 YEARS
---------------------------------------------
    $77     $240          $417       $930

FRANKLIN SMALL CAP VALUE FUND

[Insert graphic of bullseye and arrows]  GOAL AND STRATEGIES
                                         -------------------

GOAL The Fund's investment goal is long-term total return.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies. Small capitalization companies are companies with market capitalizations (the total market value of a company's outstanding stock) under $2.5 billion at the time of purchase. Shareholders will be given 60 days' advance notice of any change to this 80% policy.


The Fund invests in equity securities that the Fund's manager believes are currently undervalued and have the potential for significant capital appreciation. Common stocks and preferred stocks are examples of equity securities. In choosing investments that are undervalued, the Fund's manager focuses on companies that have one or more of the following:


o Stock prices that are low relative to current, or historical or future earnings, book value, cash flow, or sales -- all relative to the market, a company's industry or a company's earnings growth


o Recent sharp price declines (fallen angels) but still have significant growth potential in the manager's opinion

o Valuable intangibles not reflected in the stock price such as franchises, distribution networks or market share for particular products or services, underused or understated assets or cash, tax loss carry forwards, or patents and trademarks

[Begin callout]
The Fund normally invests most of its assets in common stocks of small cap companies that the manager believes are selling below the underlying value of their assets.
[End callout]


A stock price is undervalued, or a "value" when it is less than the price at which the manager believes it would trade if the market reflected all factors relating to the company's worth. The manager may consider a company to be undervalued in the marketplace relative to its underlying asset values because of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company. The types of companies the Fund may invest in include those that are attempting to recover from business setbacks or adverse events (turnarounds) or cyclical downturns.


In addition to price, the Fund, in choosing an investment, may consider a variety of other factors that may identify the issuer as a potential turnaround candidate or takeover target, such as ownership of valuable franchises, trademarks or trade names, control of distribution networks and market share for particular products. Purchase decisions may also be influenced by income, company buy-backs, and insider purchases and sales.


The small capitalization companies in which the Fund invests have market capitalizations such as those that comprise the Russell 2500 Index at the time of the Fund's investment (sometimes called "small cap"). The Fund currently intends to limit its investments in foreign securities to no more than 10% of its total assets.

[Insert graphic of chart with line going up and down]  MAIN RISKS
                                                       ----------

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of various stocks held by the Fund.

VALUE INVESTING A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the manager believes will increase the price of the security do not occur.


The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies emerging from bankruptcy, companies reporting poor earnings, and companies whose share prices have declined sharply or that are not widely followed by other investors, differs from the approach followed by many other mutual funds.


Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. Companies emerging from bankruptcy may have difficulty retaining customers and suppliers. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.


SMALLER COMPANIES While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.


In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

DIVERSIFICATION The Fund is a non-diversified fund. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund. The Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund's shares. The Fund, however, intends to meet certain tax diversification requirements.


FOREIGN SECURITIES Securities of companies located outside the U.S. may involve risks that can increase the potential for losses in the Fund. These risks may include, among others, currency risks (fluctuations in currency exchange rates and the new euro currency), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.


[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------


This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 6 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS/1

[Insert bar graph]

30.90%    -23.43%  -0.43%  22.72%   15.43%   -9.29%
-------------------------------------------------------
-------------------------------------------------------
   97        98      99       00       01       02
                       YEAR

[Begin callout]
BEST QUARTER:
Q4 '01  22.49%

WORST QUARTER:
Q3 '98  -25.19%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2002

                                                                 SINCE
                                                               INCEPTION
                                   1 YEAR       5 YEARS      (3/11/96)
---------------------------------------------------------------------------
Franklin Small Cap Value Fund -
Advisor Class/1
Return Before Taxes                -9.29%       -0.41%       7.70%
Return After Taxes on
Distributions                      -9.29%       -0.47%       7.41%
Return After Taxes on
Distributions and Sale of Fund
Shares                             -5.70%       -0.35%       6.24%
Russell 2000 Value Index/2         -11.43%      2.71%        8.80%
(index reflects no deduction for
fees, expenses, or taxes)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.


1. Effective January 1, 1997, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 1997, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after January 1, 1997, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.
2. Source: Standard & Poor's Micropal (Russell 2000 Value Index). The unmanaged Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                 ADVISOR CLASS
-------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases      None
  Redemption fee/1                                    2.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                 ADVISOR CLASS
-------------------------------------------------------------------------------
Management fees/2                                     0.75%
Distribution and service (12b-1) fees                 None
Other expenses/3                                      0.36%
                                                     --------------------------
Total annual Fund operating expenses2                 1.11%
                                                     --------------------------
                                                     --------------------------
Management fee reduction/2                           (0.03)%
                                                     --------------------------
                                                     --------------------------
Net annual Fund operating expenses/2                  1.08%
                                                     --------------------------

1. This fee is only for Market Timers (see page 37).
2. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.
3. The "Other expenses" information in the table has been restated to reflect current fees and expenses.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year;
o The Fund's operating expenses remain the same; and
o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


  1 YEAR     3 YEARS    5 YEARS    10 YEARS
---------------------------------------------
   $110        $343       $595      $1,317



[Insert graphic of stocks and bonds] MORE INFORMATION ON INVESTMENT POLICIES,
                                     -----------------------------------------
PRACTICES AND RISKS

EQUITY SECURITIES Each of the Funds invests primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions.

SECTOR FOCUS Each Fund may invest a significant portion of its assets in the securities of companies involved in the financial services sector. By focusing on a particular sector from time to time, each Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wide variety of sectors.

Financial services companies are subject to extensive government regulation, which may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock price is especially sensitive to interest rate changes throughout the world, as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures are all likely to have a significant impact on financial services companies.


INTEREST RATES Increases in interest rates may have a negative effect on the types of companies in which each of the Funds normally invest because these companies may find it more difficult to obtain credit to expand, or may have more difficulty meeting interest payments.


TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager of each Fund may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Funds may be unable to achieve their investment goals.

Each of the Funds is designed for long-term investors and not as a trading vehicle. Neither of the Funds is intended as a complete investment program and you should consider how a Fund fits your individual investment goals before you buy it.

More detailed information about the Funds, their policies and risks can be found in the Funds' Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

[Insert graphic of briefcase] MANAGEMENT


Franklin Advisory Services, LLC (Advisory Services), One Parker Plaza, Ninth Floor, Fort Lee, New Jersey 07024, is the Funds' investment manager. Together, Advisory Services and its affiliates manage over $257 billion in assets.


The manager is a research driven, fundamental investment adviser, pursuing a disciplined value-oriented strategy for the Funds. As a bottom-up adviser focusing primarily on individual securities, the manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow. The manager seeks bargains among the under researched and unloved - out of favor companies that offer, in the manager's opinion, excellent long-term potential that might include current growth companies that are being ignored by the market, former growth companies that have stumbled recently, dropping sharply in price but that still have significant growth potential in the manager's opinion, or companies that are a potential turnaround or takeover target.

The team responsible for management of the Funds is:

WILLIAM J. LIPPMAN, PRESIDENT OF ADVISORY SERVICES
Mr. Lippman has been a manager of each Fund since inception and has more than 30 years' experience in the securities industry. He joined Franklin Templeton Investments in 1988.

BRUCE C. BAUGHMAN, SENIOR VICE PRESIDENT OF ADVISORY SERVICES
Mr. Baughman has been a manager of each Fund since inception. He joined Franklin Templeton Investments in 1988.

MARGARET MCGEE, VICE PRESIDENT OF ADVISORY SERVICES
Ms. McGee has been a manager of each Fund since inception. She joined Franklin Templeton Investments in 1988.


DONALD G. TAYLOR, SENIOR VICE PRESIDENT OF ADVISORY SERVICES Mr. Taylor has been a manager of the Small Cap Value Fund since inception and of the Balance Sheet Fund since 1996. He joined Franklin Templeton Investments in 1996.

Each Fund pays Advisory Services a fee for managing the Fund's assets.

For the fiscal year ended October 31, 2002, the Balance Sheet Fund paid 0.46% of its average daily net assets to the manager for its services.

For the fiscal year ended October 31, 2002, management fees, before any reduction, were 0.75% of the Small Cap Value Fund's average daily net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.72% of its average daily net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES
                           -----------------------

INCOME AND CAPITAL GAIN DISTRIBUTIONS Each Fund intends to make a distribution at least annually from its net investment income and any net realized capital gains. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or capital gain distribution.

AVOID "BUYING A DIVIDEND" If you invest in a Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution.


TAX CONSIDERATIONS In general, if you are a taxable investor, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Any capital gains a Fund distributes are taxable as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.
BACKUP WITHHOLDING By law, each Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o     provide your correct social security or taxpayer identification number,
o     certify that this number is correct,
o     certify that you are not subject to backup withholding, and
o     certify that you are a U.S. person (including a U.S. resident alien).


Each Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 30% of any distributions or proceeds paid in calendar years 2002 or 2003, and 29% of any amounts paid in calendar years 2004 or 2005.


When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.



[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS
                                  --------------------


This table presents the financial performance for Advisor Class for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

                                             YEAR ENDED OCTOBER 31,
-------------------------------------------------------------------------------
BALANCE SHEET FUND - ADVISOR CLASS    2002       2001/3
-------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of year      37.21    37.26
                                   ---------------------------------------------
   Net investment income/1                .31      .60
   Net realized and unrealized
   gain (losses)                          .91     (.02)
                                    --------------------------------------------
                                    --------------------------------------------
Total from investment operations         1.22      .58
                                    --------------------------------------------
                                    --------------------------------------------
   Distributions from net
   investment income                     (.20)    (.63)
   Distributions from net realized
   gains                                (1.17)       -
                                    --------------------------------------------
                                    --------------------------------------------
Total distributions                     (1.37)    (.63)
                                    --------------------------------------------
Net asset value, end of year            37.06    37.21
                                    --------------------------------------------
Total return (%)/2                       3.11     1.56

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)    15,193      57/1
Ratios to average net assets: (%)
   Expenses                               .67      .71/4
   Net investment income                  .88     1.55/4
Portfolio turnover rate (%)             10.59    26.69


                                            YEAR ENDED OCTOBER 31,
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND - ADVISOR
CLASS                                2002      2001      2000    1999     1998
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of year    22.82     21.13    17.46   18.07    24.72
                                   ---------------------------------------------
 Net investment income/1                .10       .17      .09     .01      .04
 Net realized and unrealized
gains (losses)                         (.34)     1.62     3.58    (.53)   (6.45)
                                  ----------------------------------------------
Total from investment operations       (.24)     1.79     3.67    (.52)   (6.41)
                                   ---------------------------------------------
  Distribution from net                   -      (.10)       -       -     (.03)
  investment income
 Distribution from net realized           -         -        -    (.09)    (.21)
  gains
 Tax return of capital                 (.05)         -       -       -        -
                                    --------------------------------------------
Total distributions                    (.05)     (.10)       -    (.09)    (.24)
                                   ---------------------------------------------
 Net asset value, end of year          22.53    22.82    21.13   17.46    18.07
                                   =============================================
  Total return (%)/2                   (1.07)    8.43    21.16   (2.97)  (26.18)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x           9,586     4,622    3,848   2,941    4,739
1,000)
Ratios to average net assets: (%)
 Expenses                               1.02     1.02     1.24    1.17      .97
 Expenses excluding waiver and
  payments by affiliate                 1.02     1.02     1.24    1.17     1.03
 Net investment income                   .44      .70      .49     .09      .19
Portfolio turnover rate (%)            12.74    43.33    44.99   41.21    36.88

1. Based on average shares outstanding effective year ended October 31, 1999.
2. Total return is not annualized for periods less than one year.
3. For the period March 1, 2001 (effective date) to October 31, 2001.
4. Annualized.


YOUR ACCOUNT

[Insert graphic of pencil marking an "X"] QUALIFIED INVESTORS
                                          -------------------

The following investors may qualify to buy Advisor Class shares of the Fund.

o Qualified registered investment advisors with clients invested in any series of Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has an agreement with Franklin Templeton Distributors, Inc. (Distributors). Minimum investments:
   $1,000 initial and $50 additional.

o Broker-dealers, registered investment advisors or certified financial planners who have an agreement with Distributors for clients participating in comprehensive fee programs. Minimum investments: $250,000 initial ($100,000 initial for an individual client) and $50 additional.

o Officers, trustees, directors and full-time employees of Franklin Templeton Investments and their immediate family members. Minimum investments: $100 initial ($50 for accounts with an automatic investment plan) and $50 additional.

o Each series of the Franklin Templeton Fund Allocator Series. Minimum investments: $1,000 initial and $1,000 additional.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.
[End callout]

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum investments: $1 million initial investment in Advisor Class or Class Z shares of any Franklin Templeton fund and $50 additional.

o Accounts managed by Franklin Templeton Investments. Minimum investments: No initial minimum and $50 additional.

o  The Franklin Templeton Profit Sharing 401(k) Plan. Minimum investments:
   No initial or additional minimums.

o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with at least 10,000 employees, or (ii) with retirement plan assets of $100 million or more. Minimum investments: No initial or additional minimums.

o Trust companies and bank trust departments initially investing in Franklin Templeton funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. Minimum investments: No initial or additional minimums.


o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code of 1986, as amended, provided that Distributors or an affiliate of Distributors has entered into a contract with the state sponsor of the program to provide certain services relating to the operation of the program. Minimum investments: No initial or additional minimums


o Individual investors. Minimum investments: $5 million initial and $50 additional. You may combine all of your shares in Franklin Templeton funds for purposes of determining whether you meet the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of an established group of 11 or more investors. Minimum investments: $5 million initial and $50 additional. For minimum investment purposes, the group's investments are added together. The group may combine all of its shares in Franklin Templeton funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund. There are certain other requirements and the group must have a purpose other than buying Fund shares without a sales charge.

Please note that Advisor Class shares of the Fund generally are not available to retirement plans through Franklin Templeton's ValuSelect(R) program. Retirement plans in the ValuSelect program before January 1, 1998, however, may invest in the Fund's Advisor Class shares.

[Insert graphic of a paper with lines
and someone writing] BUYING SHARES
                     -------------


THE BALANCE SHEET INVESTMENT FUND IS CLOSED TO ALL NEW INVESTORS, EXCEPT FOR 529 GIFT PRODUCT INVESTORS AND NEW PARTICIPANTS IN EXISTING RETIREMENT PLANS. YOU WILL BE ABLE TO CONTINUE TO ADD TO YOUR EXISTING ACCOUNT THROUGH NEW PURCHASES, INCLUDING PURCHASES THROUGH REINVESTMENT OF DIVIDENDS OR CAPITAL GAINS DISTRIBUTIONS, AND EXCHANGES. THE FUND RESERVES THE RIGHT TO MODIFY THIS POLICY AT ANY TIME.

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 28). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, money orders or traveler's checks as forms of payment to purchase shares.

BUYING SHARES
--------------------------------------------------------------------------------
                       OPENING AN ACCOUNT         ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------
[Insert graphic of
hands shaking]
                       Contact your investment    Contact your investment
THROUGH YOUR           representative             representative
INVESTMENT
REPRESENTATIVE
--------------------------------------------------------------------------------
[Insert graphic of     If you have another        Before requesting a
phone and computer]    Franklin Templeton fund    telephone or online purchase
                       account with your bank     into an existing account,
BY PHONE/ONLINE        account information on     please make sure we have
                       file, you may open a new   your bank account
(Up to $100,000 per    account by phone. At this  information on file. If we
shareholder per day)   time, a new account may    do not have this
                       not be opened online.      information, you will need
1-800/632-2301                                    to send written instructions
                       To make a same day         with your bank's name and
franklintempleton.com  investment, your phone     address, a voided check or
                       order must be received     savings account deposit
NOTE:  CERTAIN         and accepted by us by      slip, and a signature
ACCOUNT TYPES ARE NOT  1:00 p.m. Pacific time or  guarantee if the bank and
AVAILABLE FOR ONLINE   the close of the New York  Fund accounts do not have at
ACCOUNT ACCESS         Stock Exchange, whichever  least one common owner. If
                       is earlier.                you have online access, you
                                                  will be able to add or
                                                  change bank account
                                                  information that we can use
                                                  to process additional
                                                  purchases into your Franklin
                                                  Templeton account.

                                                  To make a same day investment,
                                                  your phone or online order
                                                  must be received and accepted
                                                  by us by 1:00 p.m. Pacific
                                                  time or the close of the New
                                                  York Stock Exchange, whichever
                                                  is earlier.
--------------------------------------------------------------------------------

[Insert graphic of     Make your check payable    Make your check payable to
envelope]              to the Fund.               the Fund. Include your
                                                  account number on the check.
BY MAIL                Mail the check and your
                       signed application to      Fill out the deposit slip
                       Investor Services.         from your account statement.
                                                  If you do not have a slip,
                                                  include a note with your name,
                                                  the Fund name, and your
                                                  account number.

                                                  Mail the check and deposit
                                                  slip or note to Investor
                                                  Services.
--------------------------------------------------------------------------------
[Insert graphic of     Call to receive a wire     Call to receive a wire
three lightning bolts] control number and wire    control number and wire
                       instructions.              instructions.

                       Wire the funds and mail    To make a same day wire
BY WIRE                your signed application    investment, please call us
                       to Investor Services.      by 1:00 p.m. Pacific time
1-800/632-2301         Please include the wire    and make sure your wire
(or 1-650/312-2000     control number or your     arrives by 3:00 p.m.
collect)               new account number on the
                       application.

                       To make a same day wire
                       investment, please call us
                       by 1:00 p.m. Pacific time
                       and make sure your wire
                       arrives by 3:00 p.m.
--------------------------------------------------------------------------------
[Insert graphic of two Call Shareholder Services  Call Shareholder Services at
arrows pointing in     at the number below, or    the number below, or send
opposite directions]   send signed written        signed written instructions.
                       instructions.   You also   You also may place an online
BY EXCHANGE            may place an online        exchange order.
                       exchange order.
                                                  (Please see page 30 for
franklintempleton.com  (Please see page 30 for    information on exchanges.)
                       information on exchanges.)
--------------------------------------------------------------------------------

            FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
         (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)
  OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT FRANKLINTEMPLETON.COM

[Insert graphic of person with a headset] INVESTOR SERVICES
                                          -----------------

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.


AUTOMATIC PAYROLL DEDUCTION You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the Fund in an existing account in the same share class of the Fund or in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton fund, initial sales charges and contingent deferred sales charges (CDSCs) will not apply if you reinvest your distributions within 365 days. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.


[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]


Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

RETIREMENT PLANS Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.


TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; add or change your bank account information (online only); add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).


To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

If you do not qualify to buy Advisor Class shares of Templeton Developing Markets Trust or Templeton Foreign Fund, you also may exchange your shares for Class A shares of those funds (without any sales charge)* or for shares of Templeton Institutional Funds, Inc.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.


Because excessive trading can hurt fund performance, operations and shareholders, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timers" on page 37).


*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class shares.


SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

[Insert graphic of a certificate] SELLING SHARES
                                  --------------

You can sell your shares at any time. The Balance Sheet Investment Fund is closed to all new investors, except for 529 Gift Product Investors and new participants in existing retirement plans. Please keep in mind that if you sell all the shares in your Balance Sheet Investment Fund account, your account will be closed and you will not be able to buy additional Balance Sheet Investment Fund shares or to reopen your Balance Sheet Investment Fund account. The Fund reserves the right to modify this policy at any time.


SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.

SELLING SHARES
-------------------------------------------------------------------
                       TO SELL SOME OR ALL OF YOUR SHARES
-------------------------------------------------------------------
[Insert graphic of
hands shaking]
                       Contact your investment representative
THROUGH YOUR
INVESTMENT
REPRESENTATIVE
-------------------------------------------------------------------
[Insert graphic  of    Send written instructions and endorsed
envelope]              share certificates (if you hold share
                       certificates) to Investor Services.
BY MAIL                Corporate, partnership or trust accounts may need to
                       send additional documents.

                       Specify the Fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                       A check will be mailed to the name(s) and address on the
                       account, or otherwise according to your written
                       instructions.
-------------------------------------------------------------------
[Insert graphic of     As long as your transaction is for
phone and computer]    $100,000 or less, you do not hold share
                       certificates and you have not changed your
BY PHONE/ONLINE        address by phone or online within the last
                       15 days, you can sell your shares by phone
1-800/632-2301         or online.

franklintempleton.com  A check will be mailed to the name(s) and address on the account. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.
-------------------------------------------------------------------

[Insert graphic of     You can call, write, or visit us online to
three                  have redemption proceeds sent to a bank
lightning bolts]       account. See the policies above for
                       selling shares by mail, phone, or online.
BY ELECTRONIC FUNDS
TRANSFER (ACH)         Before requesting to have redemption
                       proceeds sent to a bank account, please
                       make sure we have your bank account
                       information on file. If we do not have
                       this information, you will need to provide the banking instructions online or send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the bank and Fund accounts do not have at least one common owner.

                       If we receive your request in proper form by 1:00 p.m. Pacific time, proceeds sent by ACH generally will be available within two to three business days.

-------------------------------------------------------------------

[Insert graphic of two Obtain a current prospectus for the fund
arrows pointing in     you are considering. Prospectuses are
opposite directions]   available online at franklintempleton.com.

BY EXCHANGE            Call Shareholder Services at the number below or
                       send signed written instructions. You also may place an exchange order online. See the policies above for selling shares by mail, phone, or online.

                       If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.
-------------------------------------------------------------------


            FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
         (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)
  OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT FRANKLINTEMPLETON.COM


[Insert graphic of paper and pen] ACCOUNT POLICIES
                                  ----------------

CALCULATING SHARE PRICE The Fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The NAV for Advisor Class is calculated by dividing its net assets by the number of its shares outstanding.

The Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $500 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS, REPORTS AND PROSPECTUSES You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).


You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 29).


INVESTMENT REPRESENTATIVE ACCOUNT ACCESS If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;


o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;


o Purchase Fund shares by debiting a bank account that may be owned by you; and


o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.


If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

MARKET TIMERS The Funds may restrict or refuse purchases or exchanges by Market Timers. You may be considered a Market Timer if you have (i) requested an exchange or redemption out of any of the Franklin Templeton funds within two weeks of an earlier purchase or exchange request out of any fund, or (ii) exchanged or redeemed shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period. Accounts under common ownership or control with an account that is covered by (i) or (ii) also are subject to these limits.


Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by the Fund, its manager or shareholder services agent, will be issued a written notice of their status and the Fund's policies. Identified Market Timers will be required to register with the market timing desk of Franklin Templeton Investor Services, LLC, and to place all purchase, exchange and redemption trade requests through the desk. Some funds do not allow investments by Market Timers. Identified Market Timers who redeem or exchange their shares of the Fund within 90 days of purchase will be assessed a fee of 2% of redemption proceeds. This redemption fee does not apply to 401(k) participant accounts, accounts not held individually through Franklin Templeton Investor Services, LLC, and funds under the automatic dividend reinvestment program and the systematic withdrawal program.


ADDITIONAL POLICIES Please note that the Funds maintain additional policies and reserve certain rights, including:

o The Funds may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.
o The Funds may modify, suspend, or terminate telephone/online privileges at any time.

o At any time, the Funds may change their investment minimums or waive or lower their minimums for certain purchases.


o The Funds may modify or discontinue the exchange privilege on 60 days' notice.
o You may only buy shares of a fund eligible for sale in your state or jurisdiction.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Funds reserve the right, in the case of an emergency, to make payments in securities or other assets of the Fund, if the payment of cash proceeds by check, wire or electronic funds transfer would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to a Fund promptly.

DEALER COMPENSATION Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin Templeton Distributors, Inc. from its own resources.

[Insert graphic of question mark] QUESTIONS
                                 ----------

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                              HOURS (PACIFIC TIME, MONDAY
DEPARTMENT NAME          TELEPHONE NUMBER     THROUGH FRIDAY)
-------------------------------------------------------------------------------
Shareholder Services     1-800/632-2301       5:30 a.m. to 5:00 p.m.
                                              6:30 a.m. to 2:30 p.m. (Saturday)
Fund Information         1-800/DIAL BEN       5:30 a.m. to 5:00 p.m.
                         (1-800/342-5236)     6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Services      1-800/527-2020       5:30 a.m. to 5:00 p.m.
Advisor Services         1-800/524-4040       5:30 a.m. to 5:00 p.m.
FTI Institutional        1-800/321-8563       6:00 a.m. to 4:00 p.m.
Services
TDD (hearing impaired)   1-800/851-0637       5:30 a.m. to 5:00 p.m.
TeleFACTS(R)(automated)  1-800/247-1753       (around-the-clock access)


FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.



FRANKLIN(R) TEMPLETON(R) INVESTMENTS
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com




You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.


Investment Company Act file #811-5875                             FVIT PA 03/03

















FRANKLIN VALUE INVESTORS TRUST


Franklin Balance Sheet Investment Fund - Class A, B, C & R
Franklin Large Cap Value Fund - Class A, B, C & R
Franklin MicroCap Value Fund - Class A
Franklin Small Cap Value Fund - Class A, B, C & R

STATEMENT OF ADDITIONAL INFORMATION
March 1, 2003

[Insert Franklin Templeton Investment logo]


P.O. Box 997151, Sacramento, CA 95899-9983 1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated March 1, 2003, which we may amend from time to time, contains the basic information you should know before investing in a Fund. You should read this SAI together with the Funds' prospectus.

The audited financial statements and auditor's report in the Funds' Annual Report to Shareholders, for the fiscal year ended October 31, 2002, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

Contents


Goals, Strategies and Risks                                  2
Officers and Trustees                                       19
Management and Other Services                               22
Portfolio Transactions                                      26
Distributions and Taxes                                     27
Organization, Voting Rights and Principal Holders           29
Buying and Selling Shares                                   31
Pricing Shares                                              38
The Underwriter                                             39
Performance                                                 40
Miscellaneous Information                                   45
Description of Ratings                                      45



Mutual funds, annuities, and other investment products:

o are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government;

o are not deposits or obligations of, or guaranteed or endorsed by, any bank;

o are subject to investment risks, including the possible loss of principal.


Goals, Strategies and Risks
------------------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of a Fund's outstanding shares or (ii) 67% or more of a Fund's shares present at a shareholder meeting if more than 50% of a Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

Franklin Balance Sheet Investment Fund (Balance Sheet Fund)

Fundamental Investment Policies

The Fund's principal investment goal is high total return, of which capital appreciation and income are components.

The Balance Sheet Fund may not:

1. Have invested as of the last day of any fiscal quarter (i) more than 25% of its total assets in the securities of any one issuer, or (ii) with respect to 50% of the Fund's total assets, more than 5% of its total assets in the obligations of any one issuer, except for securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

2. Purchase more than 10% of the voting securities, or more than 10% of any class of securities, of any issuer. For purposes of this restriction, all outstanding fixed-income securities of an issuer are considered as one class.

3. Invest in the stock of any investment company if a purchase of such stock would result in the Fund and affiliates of the Fund owning together more than 3% of the total outstanding stock of such investment company.

4. Borrow money, except from banks, in order to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

5. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes and permissible options, short selling or other hedging transactions.

6. Purchase securities on margin or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

7. Buy or sell interests in oil, gas or mineral exploration or development programs or leases, or real estate. (Does not preclude investments in marketable securities of issuers engaged in such activities.)


8. Make loans to others except through the purchase of debt obligations and the entry into repurchase agreements and portfolio lending agreements, provided that the value of securities subject to such lending agreements may not exceed 25% of the value of the Fund's total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission (SEC) and the board, including maintenance of collateral of the borrower equal at all times to at least 102% of the current market value of the securities loaned.


9. Purchase or sell commodities or commodity futures contracts or financial futures contracts; or invest in put, call, straddle or spread options on financial or other futures contracts or stock index futures contracts.

10. Invest in warrants (valued at the lower of cost or market) in excess of 5% of the value of the Fund's net assets. No more than 2% of the value of the Fund's net assets may be invested in warrants (valued at the lower of cost or market) which are not listed on the New York or American Stock Exchanges.

11. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but the Fund may deal with such persons or firms as brokers and pay a customary brokerage commission; nor invest in securities of any company if, to the knowledge of the Fund, any officer, director or trustee of the Fund or the investment advisor owns more than 0.5% of the outstanding securities of such company and such officers, directors and trustees (who own more than 0.5%) in the aggregate own more than 5% of the outstanding securities of such company.

12. Underwrite the securities of other issuers, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

13. Purchase or hold the securities of any issuer if, as a result, in the aggregate, more than 10% of the value of the Fund's total assets would be invested in securities that are subject to legal or contractual restrictions on resale (restricted securities), in securities that are not readily marketable (including over-the-counter options) or in repurchase agreements maturing in more than seven days.

14. Invest in any issuer for purposes of exercising control or management.

15. Issue senior securities, as defined in the Investment Company Act of 1940, as amended (1940 Act), except that this restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, mortgages or pledges or (ii) entering into repurchase transactions.

16. Engage in the short sales of securities, except short sales "against the box," if the cash or securities deposited in the segregated account with the Fund's custodian to collateralize its short positions in the aggregate exceed 25% of the Fund's net assets.

Non-Fundamental Investment Policies

The Fund may not invest more than 25% of the Fund's assets (at the time of the most recent investment) in any single industry.

The Fund also may be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares.

The Fund may invest an unlimited amount of its total assets in the securities of companies, including small capitalization companies, that, in the opinion of the manager, represent an opportunity for (i) significant capital appreciation due to intrinsic values not reflected in the current market price of the securities and/or (ii) high income.

The Fund will generally invest in common stocks, although it has no limit on the percentage of its assets that may be invested in preferred stock or debt obligations, including securities convertible into common stocks, secured or unsecured bonds, commercial paper, and notes. The mixture of common stocks, preferred stocks, and debt obligations will vary from time to time based upon the manager's assessment as to whether investments in each category will contribute to meeting the Fund's investment goal.

An investment in the Fund involves certain speculative considerations and may involve a higher degree of risk than an investment in shares of more traditional open-end, diversified investment companies because the Fund may invest up to 100% of its assets in the securities of issuers (including closed-end funds) with less than three years continuous operation.

Franklin Large Cap Value Fund (Large Cap Value Fund)

Fundamental Investment Policies

The Fund's investment goal is long-term capital appreciation.

The Large Cap Value Fund may not:

1. Borrow money, except that the Fund may borrow money from banks or affiliated investment companies to the extent permitted by the 1940 Act, or any exemptions therefrom which may be granted by the SEC, or from any person in a private transaction not intended for public distribution for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed).

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

4. Purchase or sell real estate and commodities, except that the Fund may purchase or sell securities of real estate investment trusts, may purchase or sell currencies, may enter into futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

5. Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

6. Concentrate (invest more than 25% of its total assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

7. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

Franklin MicroCap Value Fund (MicroCap Value Fund)

Fundamental Investment Policies


The Fund's principal investment goal is high total return, of which capital appreciation and income are components.


The MicroCap Value Fund may not:

1. Invest in securities for purposes of exercising management or control of the issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goal and policies as the Fund.

2. Borrow money, except in the form of reverse repurchase agreements or from banks in order to meet redemption requests or for other temporary or emergency purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings to meet redemption requests or for temporary or emergency purposes and permissible options, short selling or other hedging transactions.

4. Purchase securities on margin or underwrite securities of other issuers, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities. (This does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

5. Invest directly in interests in real estate, oil, gas or other mineral leases, exploration or development programs, including limited partnership interests. (This restriction does not preclude investments in marketable securities of issuers engaged in such activities.)

6. Make loans to other persons, except by the purchase of debt obligations, or through loans of the Fund's portfolio securities, or to the extent the entry into a repurchase agreement or similar transaction may be deemed a loan.

7. Purchase or sell commodities or commodity futures contracts or financial futures contracts; or invest in put, call, straddle or spread options on financial or other futures contracts or stock index futures contracts.

8. Invest directly in warrants (valued at the lower of cost or market) in excess of 5% of the value of the Fund's net assets. No more than 2% of the value of the Fund's net assets may be invested in warrants (valued at the lower of cost or market) which are not listed on the New York or American Stock Exchanges.

9. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but the Fund may deal with such persons or firms as brokers and pay a customary brokerage commission; nor invest in securities of any issuer if any officer, director or trustee of the Fund or the investment advisor owns beneficially more than one-half of 1% of the outstanding securities of such issuer and all such officers, directors and trustees together own beneficially more than 5% of such securities.

10. Invest in the securities of other investment companies, except where there is no commission other than the customary brokerage commission or sales charge, or except that securities of another investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition; or except further that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goal and policies as the Fund. Pursuant to available exemptions from the 1940 Act, the Fund may invest in shares of one or more money market funds managed by Advisory Services or its affiliates.

Non-Fundamental Investment Policies

1. The Fund does not intend to invest more than 5% of its assets in securities of issuers with less than three years continuous operation, including the operations of any predecessor companies or to purchase or hold securities of any issuer if, as a result, in the aggregate, more than 10% of the value of the Fund's total assets would be invested in securities that are subject to legal or contractual restrictions on resale, in securities that are not readily marketable (including over-the-counter options) or in repurchase agreements maturing in more than seven days.

2. The Fund may not issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, mortgages or pledges or (ii) entering into repurchase transactions or engage in the short sales of securities, except short sales "against the box," if the cash or securities deposited in the segregated account with the Fund's custodian to collateralize its short positions in the aggregate exceed 25% of the Fund's net assets.

3. The Fund may not invest more than 25% of the Fund's assets (at the time of the most recent investment) in any single industry.

The Fund will generally invest in common stocks, although it has no limit on the percentage of its assets that may be invested in preferred stock or debt obligations, including securities convertible into common stocks, secured or unsecured bonds, commercial paper, and notes. The mixture of common stocks, preferred stocks, and debt obligations will vary from time to time based upon the manager's assessment as to whether investments in each category will contribute to meeting the Fund's investment goal.

Franklin Small Cap Value Fund (Small Cap Value Fund)

Fundamental Investment Policies

The Fund's investment goal is long-term total return.

The Small Cap Value Fund may not:

1. Borrow money, except that the Fund may borrow money in a manner consistent with the Fund's investment goal and policies in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed). The Fund may borrow in connection with short-sales and short-sales "against the box," and the Fund may borrow from banks, other Franklin Templeton funds or other persons to the extent permitted by applicable law.

2. Underwrite securities of other issuers, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities. (This does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

3. Invest directly in interests in real estate, oil, gas or other mineral leases, exploration or development programs, including limited partnership interests. This restriction does not preclude investments in marketable securities of issuers engaged in such activities.

4. Loan money, except as consistent with the Fund's investment goal, and except that the Fund may (a) purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, (b) enter into repurchase agreements, (c) lend its portfolio securities, and (d) participate in an interfund lending program with other Franklin Templeton funds to the extent permitted by the 1940 Act and any rules or orders thereunder.

5. Purchase or sell commodities or commodity contracts; except that the Fund may enter into interest rate and financial futures contracts, options thereon, and forward contracts.

6. Issue securities senior to the Fund's presently authorized shares of beneficial interest.

7. Invest more than 25% of the Fund's assets (at the time of the most recent investment) in any single industry.

The Fund presently has the following additional restrictions, which are not fundamental and may be changed without shareholder approval.

Non-Fundamental Investment Policies

1. The Fund may not invest in any company for the purpose of exercising control or management, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goal and policies as the Fund.

2. The Fund may not purchase securities on margin, except that the Fund may make margin payments in connection with futures, options and currency transactions.

3. The Fund may not purchase or retain securities of any company in which officers or trustees of the Fund, or of its investment manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

4. The Fund may not buy securities of open-end or closed-end investment companies, except that the Fund may: (i) buy securities of open-end or closed-end investment companies in compliance with the 1940 Act; (ii) invest all or substantially all of its assets in another registered investment company having the same investment goal and policies as the Fund; or (iii) invest in shares of one or more money market funds managed by Franklin Advisory Services, LLC or its affiliates, to the extent permitted by exemptions granted under the 1940 Act.

5. The Fund may not invest more than 5% of its assets in securities of issuers with less than three years continuous operation, including the operations of any predecessor companies.

6. The Fund may not hold or purchase the securities of any issuer if, as a result, in the aggregate, more than 10% of the value of the Fund's net assets would be invested in (i) securities that are not readily marketable or (ii) repurchase agreements maturing in more than seven days. The Fund may, however, invest in registered investment companies as described in Restriction 1 above.

Investments, techniques, strategies and their risks


The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.


In trying to achieve its investment goals, each Fund may invest (unless otherwise indicated) in the following types of securities or engage in the following types of transactions:

Closed-end funds Each Fund may invest in the securities of closed-end management investment companies that the Fund's manager believes are currently undervalued in the marketplace. Each Fund will limit such investments to less than 5% of its total assets.

Convertible securities Each Fund may invest in convertible securities; these investments will be less than 25% of its total assets. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While each Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

Enhanced convertibles. Each Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (PERCS), which provide an investor, such as a Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

Each Fund may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted, unlike PERCS they do not have a capital appreciation limit, they seek to provide the investor with high current income with some prospect of future capital appreciation, they are typically issued with three- to four-year maturities, they typically have some built-in call protection for the first two to three years, investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity, and upon maturity they will automatically convert to either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein that may be similar to those described above in which a Fund may invest, consistent with its goal and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to a Fund. The Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Each Fund, however, intends to acquire liquid securities, though there can be no assurances that this will be achieved.

Synthetic convertibles. Each Fund may invest a portion of its assets in "synthetic convertible" securities. A synthetic convertible is created by combining distinct securities that together possess the two principal characteristics of a true convertible security, i.e., fixed income and the right to acquire the underlying equity security. This combination is achieved by investing in nonconvertible fixed-income securities and in warrants or stock or stock index call options that grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options. Synthetic convertible securities are generally not considered to be "Equity Securities" for purposes of each Fund's investment policy regarding those securities.

Synthetic convertible securities differ from the true convertible security in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Further, although the manager expects normally to create synthetic convertibles whose two components represent one issuer, the character of a synthetic convertible allows a Fund to combine components representing distinct issuers, or to combine a fixed-income security with a call option on a stock index, when the manager determines that such a combination would better promote the Fund's investment goal. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately; and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline.

Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. These include bonds, notes and debentures; commercial paper; time deposits; and bankers' acceptances. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

It is possible that an issuer will be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. To the extent a Fund invests in debt securities, changes in interest rates in any country where the Fund is invested will affect the value of the Fund's portfolio and its share price. When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of a Fund's shares. Of course, interest rates throughout the world have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.


Ratings. Various investment services publish ratings of some of the debt securities in which the Funds may invest. These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality.

If the rating on an issue held in a Fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the Fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.


Depositary receipts Many securities of foreign issuers are represented by American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs)(collectively, depositary receipts). ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risk associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on Nasdaq. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts.

Depositary receipts reduce but do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a Fund acquires depositary receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the depositary receipt to issue and service such depositary receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

Derivative securities Options, futures and options on futures are generally considered "derivative securities."

Options. Each Fund may write (sell) covered call options on any of the securities it owns that are listed for trading on a national securities exchange, and it may also buy listed call and put options on securities and securities indices for portfolio hedging purposes. Each Fund may also write covered call options and buy put options that are traded over-the-counter (OTC). A Fund will not invest in any stock options or stock index options, other than hedging or covered positions, if the option premiums paid on its open positions exceed 5% of the value of such Fund's total assets.

Call options. Call options are short-term contracts (generally having a duration of nine months or less) that give the buyer of the option the right to buy, and obligate the writer to sell, the underlying security at the exercise price at any time during the option period, regardless of the market price of the underlying security. The buyer of an option pays a cash premium that typically reflects, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand factors, and interest rates.

A call option written by a Fund is "covered" if the Fund owns or has an absolute right (such as by conversion) to the underlying security covered by the call. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, government securities or other high grade debt obligations in a segregated account with its custodian bank.

Put options. Each Fund may also buy put options on common stock that it owns or may acquire them through the conversion or exchange of other securities to protect against a decline in the market value of the underlying security or to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. A put option gives the holder the right to sell the underlying security at the option exercise price at any time during the option period. A Fund may pay for a put either separately or by paying a higher price for securities that are purchased subject to a put, thus increasing the cost of the securities and reducing the yield otherwise available from the same securities.

In the case of put options, any gain realized by a Fund will be reduced by the amount of the premium and transaction costs it paid and may be offset by a decline in the value of its portfolio securities. If the value of the underlying stock exceeds the exercise price (or never declines below the exercise price), the Fund may suffer a loss equal to the amount of the premium it paid plus transaction costs. Subject to the same risks, the Fund may also close out its option positions before they expire by entering into a closing purchase transaction.

Options on indices. Options on securities indices are similar to options on securities except, rather than the right to buy or sell particular securities at a specified price, options on a securities index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of a put) the exercise price of the option. The cash received is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than on price movements in individual securities.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium paid by the purchaser of the option. The amount reflects, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security.

The writer of an option that wants to terminate its obligation may effect a "closing purchase transaction." This is done by buying an option of the same series as the option previously written which will cancel the writer's position by the clearing corporation. A writer may not effect a closing purchase transaction, however, after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is done by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In addition, effecting a closing transaction will permit the cash or proceeds from the sale of any securities subject to the option to be used for other Fund investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option. A Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

Each Fund may purchase call options on securities it intends to purchase to limit the risk of a substantial increase in the market price of the security or on securities indices. A Fund may also purchase call options on securities held in its portfolio and on which it has written call options. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus any related transaction costs.

Each Fund may also purchase put options on securities and securities indices and enter into closing sale transactions with respect to such options, exercise them or permit them to expire. A Fund may purchase a put option on an underlying security (a "protective put") owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price, regardless of any decline in the underlying security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security when the investment manager deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

Forward conversions. In a forward conversion, a Fund buys securities and writes call options and buys put options on such securities. By purchasing puts, a Fund protects the underlying security from depreciation in value. By selling or writing calls on the same security, the Fund receives premiums which may offset part or all of the cost of purchasing the puts while foregoing the opportunity for appreciation in the value of the underlying security. A Fund will not exercise a put it has purchased while a call option on the same security is outstanding.

Although it is generally intended that the exercise price of put and call options would be identical, situations might occur in which some option positions are acquired with different exercise prices. Therefore, a Fund's return may depend in part on movements in the price of the underlying security.

Futures. The Large Cap Value and Small Cap Value Funds may enter into contracts for the purchase or sale for future delivery of securities, contracts based upon financial indices, and buy options on such contracts (financial futures). Financial futures contracts are contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the seller has a contractual obligation to deliver the securities described in the contract at a specified price on a specified date. A "purchase" of a futures contract means the buyer has a contractual obligation to acquire the securities described in the contract at a specified price on a specified date. Futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission (CFTC) and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. At the present time, each Fund intends to limit these investments to no more than 5% of its net assets.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

The Funds will not engage in transactions in futures contracts or related options for speculation. Neither Fund will enter into any stock index future or related option if, immediately thereafter, more than one third (1/3) of the Fund's net assets would be represented by futures contracts or related options. In addition, neither Large Cap Value nor Small Cap Value Fund may buy or sell futures contracts or buy or sell related options if, immediately thereafter, the sum of the amount of margin deposits on its existing futures and related options positions, and premiums paid for related options, would exceed 5% of the market value of such Fund's total assets.

The purpose of the acquisition or sale of a futures contract is to attempt to protect a Fund from fluctuations in the price of a portfolio security without actually buying or selling the underlying security. To the extent a Fund enters into futures contracts or related options, it will deposit in a segregated account with its custodian bank cash or other U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the initial margin), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. If the value of the futures contract declines relative to the Fund's position, the Fund will be required to pay the futures commission merchant an amount equal to the change in value.

Stock index futures contracts. Large Cap Value and Small Cap Value Funds may purchase and sell stock index futures contracts traded on domestic exchanges and, to the extent such contracts have been approved by the CFTC for sale to customers in the U.S., on foreign exchanges. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Open futures contracts are valued on a daily basis and the Funds may be obligated to provide or receive cash reflecting any decline or increase in the contract's value. No physical delivery of the underlying stocks in the index is made in the future.

These Funds may sell stock index futures contracts in anticipation of or during a market decline in an attempt to offset the decrease in market value of its securities that might otherwise result. When a Fund is not fully invested in stocks and anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may offset increases in the cost of common stocks that it intends to purchase.

Future developments. Each Fund may take advantage of opportunities in the area of options and futures contracts and any other derivative investments that are not presently contemplated for use by the Fund or that are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment goal and legally permissible for the Fund. Prior to investing in any such investment vehicle, the Fund will supplement its prospectus, if appropriate.

A Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices, financial futures and related options depends on the degree to which price movements in the underlying index or underlying securities correlate with price movements in the relevant portion of the Fund's portfolio. Inasmuch as these securities will not duplicate the components of the index or such underlying securities, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities that would result in a loss on both such securities and the hedging instrument. Accordingly, successful use by a Fund of options on stock indices, financial futures and other options will be subject to the manager's ability to predict correctly movements in the direction of the securities markets generally or in a particular segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

When a Fund writes (sells) covered call options, it will receive a cash premium that can be used in whatever way the manager believes is most beneficial to the Fund. The risks associated with covered option writing are that in the event of a price increase on the underlying security that would likely trigger the exercise of the call option, a Fund will not participate in the increase in price beyond the exercise price. It will generally be each Fund's policy, in order to avoid the exercise of a call option written by it, to cancel its obligation under the call option by entering into a "closing purchase transaction," if available, unless it is determined to be in the Fund's interest to deliver the underlying securities from its portfolio. A closing purchase transaction consists of the Fund buying an option having the same terms as the option written by the Fund, and has the effect of canceling the Fund's position as the writer of the option. The premium that a Fund will pay in executing a closing purchase transaction may be higher or lower than the premium it received when writing the option, depending in large part upon the relative price of the underlying security at the time of each transaction.

One risk involved in both buying and selling options is that a Fund may not be able to effect a closing purchase transaction at a time when it wishes to do so or at an advantageous price. There is no assurance that a liquid market will exist for a given contract or option at any particular time. To mitigate this risk, a Fund will ordinarily buy and write options only if a secondary market for the option exists on a national securities exchange or in the over-the-counter market. Another risk is that during the option period, if a Fund has written a covered call option, it will have given up the opportunity to profit from a price increase in the underlying securities above the exercise price in return for the premium on the option (although, of course, the premium can be used to offset any losses or add to the Fund's income) but, as long as its obligation as a writer of such an option continues, a Fund will have retained the risk of loss should the price of the underlying security decline. In addition, a Fund has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once a Fund has received an exercise notice, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. The aggregate premiums paid on all such options that are held at any time will not exceed 20% of a Fund's total assets.

OTC options may be subject to more risks than exchange-traded options because OTC options are arranged with dealers, not with a clearing corporation, and because pricing of OTC options is typically done by reference to information from market makers. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The CFTC and the various exchanges have established limits, referred to as "speculative position limits," on the maximum net long or net short position which any person may hold or control in a particular futures contract. Trading limits are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. Each Fund does not believe that these trading and positions limits will have an adverse impact on its strategies for hedging its securities.

The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the manager may still not result in a successful transaction.

In addition, futures contracts entail risks. Although each Fund believes that it will benefit from the use of such contracts, if the manager's judgment about the general direction of interest rates is incorrect, a Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

A Fund's sale of futures contracts and purchase of put options on futures contracts will be solely to protect its investments against declines in value. Each Fund expects that in the normal course it will purchase securities upon termination of long futures contracts and long call options on future contracts, but under unusual market conditions it may terminate any of such positions without a corresponding purchase of securities.


Equity securities generally entitle the holder to participate in a company's general operating results. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.


Foreign securities Each Fund may invest in foreign securities if these investments are consistent with the Fund's investment goal. A Fund may also buy the securities of foreign issuers directly in foreign markets, and may buy the securities of issuers in developing nations. Each Fund currently intends to limit its investment in foreign securities to no more than 10% of its total assets.


The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the Fund. These risks can be significantly greater for investments in emerging markets. Investments in depositary receipts also involve some or all of the risks described below. You should consider carefully the substantial risks involved in securities of companies of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There is the possibility of cessation of trading on national exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.


There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. A Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value.


Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. Settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.


A Fund's investments in foreign securities may increase the risks with respect to the liquidity of the Fund's portfolio. This could inhibit a Fund's ability to meet a large number of shareholder redemption requests in the event of economic or political turmoil in a country in which the Fund has a substantial portion of its assets invested or deterioration in relations between the U.S. and the foreign country.


Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less economic stability; (ii) political and social uncertainty (for example, regional conflicts and risk of war); (iii) pervasiveness of corruption and crime; (iv) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (v) delays in settling portfolio transactions; (vi) risk of loss arising out of the system of share registration and custody; (vii) certain national policies that may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (viii) foreign taxation; (ix) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (x) the absence of a capital market structure or market-oriented economy; and (xi) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events.


In addition, many countries in which a Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.


Currency. Some of a Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns and such Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.


Illiquid investments Each Fund's current policy is not to invest more than 10% of its net assets in illiquid securities. In the case of the Large Cap Value Fund, this is an operating policy that may be changed without shareholder approval. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

Loan participations Through a loan participation, a Fund can buy from a lender a portion of a larger loan that it has made to a borrower. By buying loan participations, a Fund may be able to acquire interests in loans from financially strong borrowers that the Fund could not otherwise acquire. These instruments are typically interests in floating or variable rate senior loans to U.S. corporations, partnerships, and other entities. Generally, loan participations are sold without guarantee or recourse to the lending institution and are subject to the credit risks of both the borrower and the lending institution. While loan participations generally trade at par value, if the borrowers have credit problems, some may sell at discounts. To the extent the borrower's credit problems are resolved, the loan participations may then appreciate in value. These loan participations, however, carry substantially the same risk as that for defaulted debt obligations and may cause loss of the entire investment. Many loan participations are illiquid and therefore will be included in a Fund's limitation on illiquid investments.

Loans of portfolio securities To generate additional income, each Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 25% of the value of Balance Sheet, MicroCap Value and Small Cap Value Funds' total assets and 33 1/3% of Large Cap Value Fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% (102% for Balance Sheet Fund) of the current market value of the loaned securities. A Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. A Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. A Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.


Lower rated securities Each Fund may invest up to 25% of its total assets in lower rated, fixed-income and convertible securities (those rated BB or lower by Standard & Poor's Ratings Group (S&P(R)) or Ba or lower by Moody's Investors Service (Moody's)) and unrated securities of comparable quality that the manager believes possess intrinsic values in excess of the current market prices of those securities. Lower rated bonds are commonly called "junk bonds." Lower rated securities are considered by S&P, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation, and they generally involve more credit risk than securities in the higher rating categories. Lower rated securities in which the Fund may invest include securities rated D, the lowest rating category of S&P, or unrated securities of comparable quality. Debt obligations rated D are in default and the payment of interest and/or repayment of principal is in arrears.


Because each Fund may invest in securities below investment grade, an investment in a Fund is subject to a higher degree of risk than an investment in a fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the Fund invests. Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

The market value of high yield, lower-quality fixed-income securities, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's net asset value. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's net asset value may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the Fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for a Fund.

The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for a Fund to manage the timing of its income. Under the Internal Revenue Code and U.S. Treasury regulations, a Fund may have to accrue income on defaulted securities and distribute the income to shareholders for tax purposes, even though the Fund is not currently receiving interest or principal payments on the defaulted securities. To generate cash to satisfy these distribution requirements, a Fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of Fund shares.

Lower-quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on market price of a security and on the Fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the Fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing a Fund's portfolio.

Each Fund may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if a Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, as amended (1933 Act), which entails special responsibilities and liabilities. A Fund may also incur special costs in disposing of restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

A Fund may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The manager will carefully review their credit and other characteristics. Each Fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth before 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yield securities and adversely affected the value of outstanding securities, as well as the ability of issuers of high yield securities to make timely principal and interest payments. Although the economy has improved and high yield securities have performed more consistently since that time, the adverse effects previously experienced may reoccur. For example, the highly publicized defaults on some high yield securities during 1989 and 1990 and concerns about a sluggish economy that continued into 1993 depressed the prices of many of these securities. While market prices may be temporarily depressed due to these factors, the ultimate price of any security generally reflects the true operating results of the issuer. Factors adversely impacting the market value of high yield securities may lower the Fund's net asset value.

Each Fund relies on the manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

The risk factors above also apply to lower-quality zero-coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest throughout the time until maturity, the Fund will not receive any cash until the cash payment date. If the issuer defaults, a Fund may not obtain any return on its investment.

Zero-coupon or deferred interest securities are debt obligations that make no periodic interest payments before maturity or a specified date when the securities begin paying current interest (the cash payment date), and therefore are generally issued and traded at a discount from their face amount or par value. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches.

The value of zero-coupon securities is generally more volatile than the value of other fixed-income securities that pay interest periodically. Zero-coupon securities are also likely to respond to changes in interest rates to a greater degree than other fixed-income securities having similar maturities and credit quality.

Current federal income tax law requires a holder of a zero-coupon security to report as income each year the portion of original issue discount on the security that accrues that year, even though the holder receives no cash payments of interest during the year. Pay-in-kind securities pay interest by issuing more bonds. The Fund is deemed to receive interest over the life of these bonds and is treated as if the interest were paid on a current basis for federal income tax purposes, although the Fund does not receive any cash interest payments until maturity or the cash payment date. Accordingly, during times when the Fund does not receive any cash interest payments on its zero-coupon, deferred interest or pay-in-kind securities, it may have to sell portfolio securities to meet distribution requirements and these sales may be subject to the risk factors discussed above. The Fund is not limited in the amount of its assets that may be invested in these types of securities.

Mortgage-backed and asset-backed securities Each Fund may invest in mortgage-backed securities, including collateralized mortgage obligations, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. In addition, the Fund may buy asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. These securities are generally issued by trusts and special purpose corporations. Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity dates would indicate because of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair the Fund's ability to reinvest the returns of principal at comparable yields. Accordingly, the market value of these securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Non-diversification Each Fund intends to comply with the diversification and other requirements applicable to regulated investment companies under the Internal Revenue Code. As a non-diversified investment company under the 1940 Act, the Small Cap Value, Balance Sheet and MicroCap Value Funds may each invest more than 5% and up to 25% of its assets in the securities of any one issuer at the time of purchase. For purposes of the Internal Revenue Code, however, as of the last day of any fiscal quarter, a Fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, the Fund may not have more than 5% of its total assets invested in any one issuer, nor may it own more than 10% of the outstanding voting securities of any one issuer. These limitations do not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or to securities of investment companies that qualify as regulated investment companies under the Internal Revenue Code.

As non-diversified investment companies under the 1940 Act, the MicroCap Value, Balance Sheet and Small Cap Value Funds may concentrate their investments in the securities of a smaller number of issuers than if they were diversified. An investment in one of these Funds therefore will entail greater risk than an investment in a diversified investment company because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio, and economic, political or regulatory developments may have a greater impact on the value of a Fund's portfolio than would be the case if the portfolio were diversified among more issuers. All securities in which a Fund may invest are inherently subject to market risk, and the market value of a Fund's investments will fluctuate.


Repurchase agreements Each Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.


Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.


Restricted securities Some of the securities each Fund buys may be considered "restricted securities." Restricted securities are securities with legal or contractual restrictions on resale, including securities that are not registered under the 1933 Act. Securities not registered under the 1933 Act may not be sold without first being registered, unless there is an available exemption under the 1933 Act. Normally the costs of registering these securities are borne by the issuer. Restricted securities involve certain risks, including the risk that a secondary market may not exist when a holder wants to sell them. In addition, the price and valuation of these securities may reflect a discount because they are perceived as having less liquidity than similar securities that are not restricted.


As with other securities in a Fund's portfolio, if no readily available market quotations exist for restricted securities, they will be valued at fair value in accordance with procedures adopted by the board of trustees. If a Fund suddenly has to sell restricted securities, time constraints or a lack of interested, qualified buyers may prevent the Fund from receiving the carrying value of the securities at the time of the sale. Alternatively, the manager may sell unrestricted securities it might have retained if the Fund had only held unrestricted securities.

The board of trustees has authorized each Fund to invest in restricted securities and to consider them liquid (and thus not subject to the 10% limitation on illiquid securities) to the extent the manager determines that there is a liquid institutional or other market for these securities. For example, restricted securities may be freely transferred among qualified institutional buyers under Rule 144A of the 1933 Act, and in some cases a liquid institutional market has developed.

On an ongoing basis, the board of trustees will review the manager's decisions to treat restricted securities as liquid - including the manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security can be considered liquid, the manager and the board of trustees will take into account the following factors: (i) the frequency of trades and quotes for the security, (ii) the number of dealers willing to buy or sell the security and the number of potential buyers, (iii) dealer undertakings to make a market in the security, and (iv) the nature of the security and nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a Fund invests in restricted securities that are deemed to be liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

Short-selling In a short sale, a Fund sells a security it does not own in anticipation of a decline in the market value of that security. The security sold must be listed on a national exchange. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at this time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.

In addition to the short sales discussed above, a Fund may also make short sales "against the box." A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. Each Fund at no time will have more than 15% of the value of its net assets in deposits on short sales against the box.

No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets. In addition, short sales of the securities of any single issuer, which must be listed on a national exchange, may not exceed 5% of the Fund's net assets or 5% of any class of such issuer's securities in the case of Balance Sheet and MicroCap Value Funds, and 2% of the Fund's net assets or 2% of any class of such issuer's securities in the case of Large Cap Value and Small Cap Value Funds.

Each Fund will place in a segregated account with its custodian bank an amount of cash or U.S. government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and
(b) any cash or U.S. government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). This segregated account will be marked-to-market daily, provided that at no time will the amount deposited in it plus the amount deposited with the broker as collateral be less than the market value of the securities at the time they were sold short.

Standby commitment agreements If a Fund enters into a standby commitment agreement, it will be obligated, for a set period of time, to buy a certain amount of a security that may be issued and sold to the Fund at the option of the issuer. The price of the security is set at the time of the agreement. A Fund will receive a commitment fee typically equal to 0.5% of the purchase price of the security. The Fund will receive this fee regardless of whether the security is actually issued.

Each Fund may enter into a standby commitment agreement to invest in the security underlying the commitment at a yield or price that the manager believes is advantageous to the Fund. A Fund will not enter into a standby commitment if the remaining term of the commitment is more than 45 days. If a Fund enters into a standby commitment, it will keep cash or high-grade marketable securities in a segregated account with its custodian bank in an amount equal to the purchase price of the securities underlying the commitment.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on a Fund's books on the date the security can reasonably be expected to be issued. The value of the security will then be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. If the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Structured notes Each Fund may invest up to 5% of its total assets in structured notes. Structured notes entitle their holders to receive some portion of the principal or interest payments that would be due on traditional debt obligations. A zero coupon bond, which is the right to receive only the principal portion of a debt security, is a simple form of structured note. A structured note's performance or value may be linked to a change in return, interest rate, or value at maturity of the change in an identified or "linked" equity security, currency, interest rate, index or other financial indicator. The holder's right to receive principal or interest payments on a structured note may also vary in timing or amount, depending on changes in certain rates of interest or other external events.


Temporary investments When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.


Temporary defensive investments generally may include: (1) securities of the U.S. government and certain of its agencies and instrumentalities that mature in one year or less from the date of purchase, including U.S. Treasury bills, notes and bonds, and securities of the Government National Mortgage Association, the Federal Housing Administration and other agency or instrumentality issues or guarantees that are supported by the full faith and credit of the U.S. government; (2) obligations issued or guaranteed by other U.S. government agencies or instrumentalities, some of which are supported by the right of the issuer to borrow from the U.S. government (e.g., obligations of the Federal Home Loan Banks) and some of which are backed by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association); (3) bank obligations, including negotiable or non-negotiable CDs (subject to the 10% aggregate limit on the Fund's investment in illiquid securities), letters of credit and bankers' acceptances, or instruments secured by these types of obligations, issued by banks and savings institutions that are subject to regulation by the U.S. government, its agencies or instrumentalities and that have assets of over $1 billion, unless these types of obligations are guaranteed by a parent bank that has total assets in excess of $5 billion; (4) commercial paper considered by the manager to be of high quality, which must be rated within the two highest rating categories by S&P or Moody's or, if unrated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and (5) corporate obligations including, but not limited to, corporate notes, bonds and debentures considered by the manager to be high grade or that are rated within the two highest rating categories by S&P or Moody's. The manager may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Trade claims Each Fund may buy trade claims from creditors of companies in financial difficulty who seek to reduce the number of debt obligations they are owed. Such trade creditors generally sell their claims in an attempt to improve their balance sheets and reduce uncertainty regarding payments. For buyers, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, have the potential for higher income and capital appreciation should the debt issuer's financial position improve. Trade claims are generally liquid, as there is a secondary market, but the board of trustees will monitor their liquidity. An investment in trade claims is speculative and there can be no guarantee that the debt issuer will ever be able to satisfy the obligation. Further, trading in trade claims is not regulated by federal securities laws but primarily by bankruptcy and commercial laws. Because trade claims are unsecured obligations, holders may have a lower priority than secured or preferred creditors. At the present time, however, each Fund intends to limit these investments to no more than 5% of its net assets.

Value investing When a Fund buys securities of companies emerging from bankruptcy, it may encounter risks that do not exist with other investments. Companies emerging from bankruptcy may have some difficulty retaining customers and suppliers who prefer transacting with solvent organizations. If new management is installed in a company emerging from bankruptcy, the management may be considered untested; if the existing management is retained, the management may be considered incompetent. Further, even when a company has emerged from bankruptcy with a lower level of debt, it may still retain a relatively weak balance sheet. During economic downturns these companies may not have sufficient cash flow to pay their debt obligations and may also have difficulty finding additional financing. In addition, reduced liquidity in the secondary market may make it difficult for a Fund to sell the securities or to value them based on actual trades.

Each Fund's emphasis on securities believed to be undervalued by the market uses a technique followed by certain very wealthy investors highlighted by the media and a number of private partnerships with very high minimum investments. It requires not only the resources to undertake exhaustive research of little followed, out-of-favor securities, but also the patience and discipline to hold these investments until their intrinsic values are ultimately recognized by others in the marketplace. There can be no assurance that this technique will be successful for the Fund or that the Fund will achieve its investment goal.

Warrants A warrant is typically a long-term option issued by a corporation which gives the holder the privilege of buying a specified number of shares of the underlying common stock at a specified exercise price at any time on or before an expiration date. Stock index warrants entitle the holder to receive, upon exercise, an amount in cash determined by reference to fluctuations in the level of a specified stock index. If a Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless. Further, each Fund does not intend to invest directly in warrants (valued at the lower of cost or market) in excess of 5% of the value of the Fund's net assets. No more than 2% of the value of a Fund's net assets may be invested in warrants (valued at the lower of cost or market) that are not listed on the New York or American Stock Exchange.

When-issued, delayed delivery and to-be-announced (TBA) transactions are arrangements under which a Fund buys securities that have been authorized but not yet issued with payment for and delivery of the security scheduled for a future time, generally within 15 to 60 days. Purchases of securities on a when-issued or delayed delivery basis are subject to the risk that the value or the yields at delivery may be more or less than the purchase price or yields available when the transaction was entered into. To the extent the Fund engages in these transactions, it will do so only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, and not for the purpose of investment leverage. Although a Fund will generally buy securities on a when-issued or TBA basis with the intention of holding the securities, it may sell the securities before the settlement date if the manager believes it is advisable to do so.

When a Fund is the buyer in this type of transaction, it will maintain, in a segregated account with its custodian bank, cash or marketable securities having an aggregate value equal to the amount of the Fund's purchase commitments until payment is made. As a buyer in one of these transactions, a Fund relies on the seller to complete the transaction. The seller's failure to do so may cause the Fund to miss a price or yield considered advantageous to the Fund. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. Entering into a when-issued, delayed delivery or TBA transaction is a form of leverage that may affect changes in net asset value to a greater extent.

Zero coupon securities and pay-in-kind bonds Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payments of interest before maturity or a specified date when the securities begin paying current interest (the cash payment date) and therefore are generally issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon or deferred interest securities having similar maturities and credit quality.

Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds.

------------------------------------------------------------------------------
Officers and Trustees


The Trust has a board of trustees. Each trustee will serve until that person's successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering each Fund's day-to-day operations. The board also monitors each Fund to ensure no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.


The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.


Independent Board Members
---------------------------------------------------------------------------
                                            Number of
                                           Portfolios
                                             in Fund
 Name, Age and     Position     Length of    Complex          Other
    Address                    Time Served  Overseen   Directorships Held
                                            by Board
                                             Member*
---------------------------------------------------------------------------
FRANK T. CROHN  Trustee        Since 1989       5      Director, Unity
(78)                                                   Mutual Life
One Franklin                                           Insurance Company.
Parkway
San Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
Chairman, Eastport Lobster & Fish Company; and formerly, Chief Executive Officer and Chairman, Financial Benefit Life Insurance Company (insurance and annuities) (until 1996); Chief Executive Officer, National Benefit Life Insurance Co. (insurance) (1963-1982); and Director, AmVestors Financial Corporation (until
1997).
---------------------------------------------------------------------------
BURTON J.       Trustee        Since 2001      14      None
GREENWALD (73)
One Franklin
Parkway
San Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
Managing Director, B.J. Greenwald Associates, Management Consultants to
the Financial Services Industry.
---------------------------------------------------------------------------
CHARLES RUBENS  Trustee        Since 1989      11      None
II (72)
One Franklin
Parkway
San Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
Private investor.
---------------------------------------------------------------------------
LEONARD RUBIN   Trustee        Since 1989      11      None
(77)
One Franklin
Parkway
San Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
Partner in LDR Equities, LLC (manages various personal investments); and formerly, President, F.N.C. Textiles, Inc.; and Chairman of the Board, Carolace Embroidery Co., Inc. (until 1996).

Interested Board Members and Officers
---------------------------------------------------------------------------
 Name, Age and     Position     Length of   Number of
  Address                        Time      Portfolios
                                 Served     in Fund
                                            Complex           Other
                                            Overseen    Directorships Held
                                            by Board
                                             Member*
---------------------------------------------------------------------------
**WILLIAM J.    Trustee,       Trustee and      16     None
LIPPMAN (78)    President and  President
One Parker      Chief          since 1989
Plaza, 9th      Executive      and Chief
Floor           Officer -      Executive
Fort Lee, NJ    Investment     Officer -
07024           Management     Investment
                               Management
                               since 2002

Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Resources, Inc. and Franklin Private
Client Group, Inc.; President, Franklin Advisory Services, LLC.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of two of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------
HARMON E.       Vice President Since 1989  Not         None
BURNS (58)                                 Applicable
One Franklin
Parkway
San Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------
MARTIN L.       Vice President Since 1995  Not         None
FLANAGAN (42)                              Applicable
One Franklin
Parkway
San Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------
JIMMY D.        Senior Vice     Since 2002  Not Applicable    None
GAMBILL (55)    President and
500 East        Chief
Broward Blvd.   Executive
Suite 2100      Officer
Fort            -Finance and
Lauderdale, FL  Administration
33394-3091

Principal Occupation During Past 5 Years: President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 50 of the investment companies in Franklin Templeton
Investments.
---------------------------------------------------------------------------
DAVID P. GOSS   Vice President Since 2000  Not         None
(55)                                       Applicable
One Franklin
Parkway
San Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 50 of the investment companies in Franklin Templeton Investments; and formerly, President, Chief Executive Officer and Director, Property Resources Equity Trust (until
1999) and Franklin Select Realty Trust (until 2000).
---------------------------------------------------------------------------
BARBARA J.      Vice President Since 2000  Not         None
GREEN (55)                                 Applicable
One Franklin
Parkway
San Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
Vice President and Deputy General Counsel, Franklin Resources, Inc.;
Senior Vice President, Templeton Worldwide, Inc.; officer of one of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
---------------------------------------------------------------------------
RUPERT H.       Vice President Since 1989  Not         None
JOHNSON, JR.                               Applicable
(62)
One Franklin
Parkway
San Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources,
Inc. and of 48 of the investment companies in Franklin Templeton
Investments.
---------------------------------------------------------------------------
MICHAEL O.      Vice           Since 2002  Not         Director, FTI
MAGDOL (65)     President -                Applicable  Banque, Arch
600 5th Avenue  AML Compliance                         Chemicals, Inc.
Rockefeller                                            and Lingnan
Center                                                 Foundation.
New York, NY
10048-0772

Principal Occupation During Past 5 Years:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------
KIMBERLEY       Treasurer and  Treasurer   Not         None
MONASTERIO (39) Chief          since 2000  Applicable
One Franklin    Financial      and Chief
Parkway         Officer        Financial
San Mateo, CA                  Officer
94403-1906                     since 2002

Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 34 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------
MURRAY L.       Vice           Since 2000  Not         None
SIMPSON (65)    President and              Applicable
One Franklin    Secretary
Parkway
San Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin
Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and formerly, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until
2000); and Director, Templeton Asset Management Ltd. (until 1999).
---------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.


**William J. Lippman is considered an interested person of the Trust under the federal securities laws due to his position as President of Franklin Advisory Services, LLC, which is the Trust's adviser.

The Trust pays noninterested board members $3,550 per quarter plus $3,200 per meeting attended. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Funds or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.



                                                               Number of Boards
                          Total Fees    Total Fees Received     in Franklin
                           Received        from Franklin         Templeton
                       from the Trust/1       Templeton        Investments on
         Name                ($)          Investments/2 ($)  which Each Serves/3
--------------------------------------------------------------------------------
Frank T. Crohn              33,905             39,000                 2
Burton J. Greenwald         33,905             73,750                 4
Charles Rubens II           33,905            104,000                 3
Leonard Rubin               33,905            118,000                 3

1. For the fiscal year ended October 31, 2002.
2. For the calendar year ended December 31, 2002.
3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2002.

Independent Board Members

---------------------------------------------------------------------------
                                                   Aggregate Dollar Range
                                                    of Equity Securities
                                                    in All Funds Overseen
                        Dollar Range of Equity     by the Board Member in
   Name of Board     Securities in Each Series of  the Franklin Templeton
      Member                  the Trust                 Fund Complex
---------------------------------------------------------------------------
Frank T. Crohn            Balance Sheet Fund            Over $100,000
                            Over $100,000

                         Large Cap Value Fund
                          $10,001 - $50,000

                         MicroCap Value Fund
                            Over $100,000

                         Small Cap Value Fund
                          $50,001 - $100,000
---------------------------------------------------------------------------
Burton J. Greenwald       Balance Sheet Fund            Over $100,000
                            Over $100,000

                         MicroCap Value Fund
                          $50,001 - $100,000
---------------------------------------------------------------------------
Charles Rubens II         Balance Sheet Fund            Over $100,000
                            Over $100,000

                         Large Cap Value Fund
                            Over $100,000

                         MicroCap Value Fund
                            Over $100,000

                         Small Cap Value Fund
                            Over $100,000
---------------------------------------------------------------------------
Leonard Rubin             Balance Sheet Fund            Over $100,000
                            Over $100,000

                         Large Cap Value Fund
                            Over $100,000

                         MicroCap Value Fund
                            Over $100,000

                         Small Cap Value Fund
                            Over $100,000
---------------------------------------------------------------------------

Interested Board Member

---------------------------------------------------------------------------
                                                   Aggregate Dollar Range
                                                    of Equity Securities
                                                    in All Funds Overseen
                        Dollar Range of Equity     by the Board Member in
   Name of Board     Securities in Each Series of  the Franklin Templeton
      Member                  the Trust                 Fund Complex
---------------------------------------------------------------------------
William J. Lippman        Balance Sheet Fund            Over $100,000
                            Over $100,000

                         Large Cap Value Fund
                          $10,001 - $50,000


                         MicroCap Value Fund
                          $50,001 - $100,000

                         Small Cap Value Fund
                          $50,001 - $100,000
---------------------------------------------------------------------------

Board Committees

The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent auditors, including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal accounting. The Audit Committee is comprised of the following Independent Trustees of the Trust: Frank T. Crohn, Burton J. Greenwald, Charles Rubens II and Leonard Rubin. The Nominating Committee is comprised of the following Independent Trustees of the Trust: Frank T. Crohn, Burton J. Greenwald, Charles Rubens II and Leonard Rubin.


The Trust's Nominating Committee sets trustees' fees and is responsible for the nomination of trustees to the board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, care of the Trust's address at:

P.O. Box 997151
Sacramento, CA  95899-9983


During the fiscal year ending October 31, 2002, the Audit Committee met twice and the Nominating Committee did not meet.


Management and Other Services
------------------------------------------------------------------------------

Manager and services provided Each Fund's manager is Franklin Advisory Services, LLC. The manager is an indirect, wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for each Fund to buy, hold or sell. The manager also selects the brokers who execute each Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.


The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of each Fund. Similarly, with respect to each Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by a Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, Federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.


The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for a Fund or that are currently held by a Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).


During the past fiscal year, the board, including a majority of noninterested or independent trustees, approved renewal of the Fund's management agreement. In reaching this decision, the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for a board meeting held annually to specifically consider such renewal. Information furnished throughout the year included reports on each Fund's investment performance, expenses, portfolio composition and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by the manager and its affiliates, as well as periodic reports relating to compliance with the Fund's investment policies and restrictions. The information furnished annually to the board also included special reports prepared by an independent third party analyst comparing each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by the independent third party analyst as well as information relating to the manager's profitability.

In considering such material, the independent board members received assistance and advice from and met separately with independent counsel. Based upon its review of such material and information together with such other information as it deemed relevant, the board, including a majority of independent trustees, concluded that continuance of the management agreement was appropriate and in the best interest of Fund shareholders. In reaching this decision, the board took into account a combination of factors, including the following:

o Performance. Performance of the Balance Sheet Fund, MicroCap Value Fund and Small Cap Value Fund was considered in reference to a peer group of small-cap value funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Funds in comparison with this peer group, in comparison to those particular indices relevant to small-cap value funds, and to each Fund's compliance with its specific investment goals and investment restrictions.

o Expenses. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Balance Sheet Fund, MicroCap Value Fund and Small Cap Value Fund in relation to those within the relevant peer group of small-cap value funds, as selected by the independent third party analyst. Emphasis is placed on each Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o Performance. Performance of the Large Cap Value Fund was considered in reference to a peer group of large-cap value funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to large-cap value funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o Expenses. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Large Cap Value Fund in relation to those within the relevant peer group of large-cap value funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o Quality of services. In considering the scope and quality of investment management services, consideration was given to the manager's continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with Fund investment policies and restrictions, as well as the code of ethics which governs personal securities trading by Fund management. Consideration was also given to the scope and quality of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates. In performing this evaluation, the board considers factors such as the level of expenditures in and improvements and enhancements of services provided, as well as data and reports evidencing or measuring the various levels of services provided. In addition to third party data and reports, the trustees, all of whom have significant investments in one or more of the Franklin Templeton family of funds, check on and informally report from time to time on, the level of service personally experienced by them as shareholders. The board also considered the benefit to Fund shareholders of investing in a fund that is part of a large family of funds offering a variety of investment choices and shareholder services.

o Manager's profitability. The trustees considered the manager's level of profitability in providing management and other services to the Franklin Templeton funds, including the Fund. In doing so, the trustees considered materials and reports prepared annually by the manager that address profitability from its overall U.S. fund business, as well as from services provided to the individual funds, including the Fund. The board reviews and discusses in detail the basis on which such reports are prepared and reviews the reasonableness of the cost allocation methodology utilized by the Fund's independent auditors. The board also considers the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. The trustees also considered the manager's profitability in comparison with available industry data.


Management fees The Balance Sheet Fund pays the manager a fee equal to an annual rate of:

o  0.625 of 1% of the value of net assets up to and including $100 million;
o 0.50 of 1% of the value of net assets over $100 million and not over $250 million;
o 0.45 of 1% of the value of net assets over $250 million and not over $10 billion;
o 0.44 of 1% of the value of net assets over $10 billion and not over $12.5 billion;
o 0.42 of 1% of the value of net assets over $12.5 billion and not over $15 billion; and
o  0.40 of 1% of the value of net assets in excess of $15 billion.

The fee is computed daily according to the terms of the management agreement. Each class of the Balance Sheet Fund's shares pays its proportionate share of the fee.

The Large Cap Value Fund pays the manager a fee equal to an annual rate of:

o  0.550% of the value of net assets up to and including $500 million;
o 0.450% of the value of net assets over $500 million up to and including $1 billion;
o 0.400% of the value of net assets over $1 billion up to and including $1.5 billion;
o 0.350% of the value of net assets over $1.5 billion up to and including $6.5 billion;
o 0.325% of the value of net assets over $6.5 billion up to and including $11.5 billion;
o 0.300% of the value of net assets over $11.5 billion up to and including $16.5 billion;
o 0.290% of the value of net assets over $16.5 billion up to and including $19 billion;
o 0.280% of the value of net assets over $19 billion up to and including $21.5 billion; and
o  0.270% of the value of net assets over $21.5 billion.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Large Cap Value Fund's shares pays its proportionate share of the fee.

The MicroCap Value Fund pays the manager a fee equal to an annual rate of 0.75% of the Fund's average daily net assets. The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement.

The Small Cap Value Fund pays the manager a fee equal to an annual rate of:

o 0.75% on the first $500 million of the average daily net assets of the Fund;
o 0.625% on the next $500 million of the average daily net assets of the Fund;
o 0.50% on the average daily net assets of the Fund in excess of $1 billion.

The fee is computed daily according to the terms of the management agreement. Each class of the Small Cap Value Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended October 31, the Funds paid the following management fees:


                                 Management Fees Paid ($)
                                2002              2001              2000
--------------------------------------------------------------------------------
Balance Sheet Fund           11,038,676        6,217,664         4,933,240
Large Cap Value Fund/1          266,889          101,831                 0
MicroCap Value Fund/2         2,057,200        1,185,283           745,660
Small Cap Value Fund/3        1,715,207        1,063,844           696,027

1. For the fiscal years ended October 31, 2002, 2001 and 2000, management fees, before any advance waiver, totaled $287,485, $119,845 and $8,355, respectively. Under an agreement by the manager to limit its fees and to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Large Cap Value Fund paid the management fees shown.
2. For the fiscal years ended October 31, 2002, 2001 and 2000, management fees, before any advance waiver, totaled $2,194,334, $1,275,117, and $761,414, respectively. Under an agreement by the manager to limit its fees and to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the MicroCap Value Fund paid the management fees shown.
3. For the fiscal years ended October 31, 2002, 2001 and 2000, management fees, before any advance waiver, totaled $1,783,265, $1,086,659 and $704,748, respectively. Under an agreement by the manager to limit its fees and to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Small Cap Value Fund paid the management fees shown.


Administrator and services provided Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Balance Sheet Fund, MicroCap Value Fund and Small Cap Value Fund. FT Services has an agreement with the Large Cap Value Fund to provide certain administrative services and facilities for the Large Cap Value Fund. FT Services is wholly owned by Resources and is an affiliate of the Funds' manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

Administration fees The manager (on behalf of the Balance Sheet Fund, MicroCap Value Fund and Small Cap Value Fund) pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of each Fund's average daily net assets up to $200 million;
o 0.135% of average daily net assets over $200 million up to $700 million;
o 0.10% of average daily net assets over $700 million up to $1.2 billion;
  and
o 0.075% of average daily net assets over $1.2 billion.

The Large Cap Value Fund pays FT Services a monthly fee equal to an annual rate of 0.20% of the Fund's average daily net assets.

During the last three fiscal years ended October 31, the manager paid FT Services the following administration fees:


                                    Administration Fees Paid ($)
                                2002              2001              2000
--------------------------------------------------------------------------------
Balance Sheet Fund            2,381,527        1,561,488         1,312,946
MicroCap Value Fund             425,256          251,648           151,876
Small Cap Value Fund            349,729          217,110           140,597

During the last three fiscal years ended October 31, the Large Cap Value Fund paid FT Services the following administration fees:

                                    Administration Fees Paid ($)
                                2002              2001              2000
--------------------------------------------------------------------------------
Large Cap Value Fund/1         104,555             0                 0


1. For the fiscal years ended October 31, 2001 and 2000, administration fees, before any advance waiver, totaled $43,580 and $3,038, respectively. Under an agreement by FT Services to waive its fees, the Large Cap Value Fund paid no administration fees.


Shareholder servicing and transfer agent Franklin Templeton Investor Services, LLC (Investor Services) is each Fund's shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is located at One Franklin Parkway, San Mateo, CA 94403-1906. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.

Investor Services receives a fee for servicing Fund shareholder accounts. The Funds also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Funds.

The Funds may also pay servicing fees to certain financial institutions that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an employer sponsored retirement plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from a Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from each Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

Custodian Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of each Fund's securities and other assets.



Auditor PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Funds' independent auditor. The auditor gives an opinion on the financial statements included in the Trust's Annual Report to Shareholders and reviews the Trust's registration statement filed with the SEC.

Portfolio Transactions
------------------------------------------------------------------------------

The manager selects brokers and dealers to execute each Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless the manager believes that trading on a principal basis will not provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Funds. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Funds' officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Funds tender portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Funds, any portfolio securities tendered by a Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of a Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as a Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.

During the last three fiscal years ended October 31, the Funds paid the following brokerage commissions:


                                    Brokerage Commissions ($)
                                2002              2001              2000
--------------------------------------------------------------------------------
Balance Sheet Fund            1,796,048        1,451,940          959,302
Large Cap Value Fund             30,176           28,623            3,233
MicroCap Value Fund             355,621          171,062           93,987
Small Cap Value Fund            372,220          333,554          188,924

For the fiscal year ended October 31, 2002, the Funds paid brokerage commissions from aggregate portfolio transactions to brokers who provided research services as follows:

                                                    Aggregate
                                Brokerage           Portfolio
                               Commissions         Transactions
                                   ($)                 ($)
--------------------------------------------------------------------
Balance Sheet Fund              1,573,296          590,018,424
Large Cap Value Fund                6,691            3,746,141
MicroCap Value Fund               195,519           59,962,268
Small Cap Value Fund              228,708           82,430,465

As of October 31, 2002, the Large Cap Value Fund owned securities issued by Lehman Brothers Holding, Inc. valued in the aggregate at $1,358,385. Except as noted, the Funds did not own any securities issued by their regular broker-dealers as of the end of the fiscal year.

Because the Funds may, from time to time, invest in broker-dealers, it is possible that the Funds will own more than 5% of the voting securities of one or more broker-dealers through whom each Fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Funds. To the extent the Funds place brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Funds, the Funds will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Funds to adhere to procedures adopted by the board to ensure that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.


Distributions and Taxes
------------------------------------------------------------------------------

Multiclass distributions The Balance Sheet, Large Cap Value and Small Cap Value Funds, as funds with multiple classes of shares, each calculate income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

Distributions of net investment income Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends a Fund pays are taxable to you as ordinary income.

Distributions of capital gains

Capital gain distributions. A Fund may realize capital gains and losses on the sale of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Taxation of five year gains.


o Shareholders in the 10 and 15% federal brackets. If you are in the 10 or 15% individual income tax bracket, capital gain distributions generally are subject to a maximum rate of tax of 10%. However, if you receive distributions from a Fund's sale of securities that it owned for more than five years, these gains are subject to a maximum rate of tax of 8%. Each Fund will inform you in January of the portion of any capital gain distributions you received for the previous year that were five year gains qualifying for this reduced tax rate.

o Shareholders in higher federal brackets. If you are in a higher individual income tax bracket (the 27% or higher bracket in 2002 and 2003, or the 26% or higher bracket in 2004 and 2005), capital gain distributions generally are subject to a maximum rate of tax of 20%. Beginning in the year 2006, any distributions from a Fund's sale of securities purchased after January 1, 2001, that it owned for more than five years will be subject to a maximum rate of tax of 18%.


Investments in foreign securities The next three paragraphs describe tax considerations that are applicable to funds that invest in foreign securities.

Effect of foreign withholding taxes. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

Effect of foreign debt investments and hedging on distributions. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC securities. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities.

Information on the amount and tax character of distributions Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

Election to be taxed as a regulated investment company Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). Each has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

Excise tax distribution requirements To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.


Sales of Fund shares Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

Taxation of five year gains.

o Shareholders in the 10 and 15% federal brackets. If you are in the 10 or 15% individual income tax bracket, gains from the sale of your Fund shares generally are subject to a maximum rate of tax of 10%. However, if you owned your shares for more than five years, these gains are subject to a maximum rate of tax of 8%.

o Shareholders in higher federal brackets. If you are in a higher individual income tax bracket (the 27% or higher bracket in 2002 and 2003, or 26% or higher bracket in 2004 and 2005), gains from the sale of your Fund shares generally are subject to a maximum rate of tax of 20%. Beginning in the year 2006, any gains from the sale of Fund shares purchased after January 1, 2001, that you owned for more than five years will be subject to a maximum rate of tax of 18%. However, if you made an election to mark your Fund shares to market as of January 2, 2001, any Fund shares that you acquired before this date will also be eligible for the 18% maximum rate of tax, beginning in 2006.

Sales at a loss within six months of purchase. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.


Deferral of basis. (Class A, B & C only) In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
o You sell some or all of your original shares within 90 days of their purchase, and
o You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

Wash sales. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. government securities The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association
(FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.


Dividends-received deduction for corporations For corporate shareholders, a portion of the dividends paid by a fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because a significant portion of the income of each Fund is generally derived from investments in domestic securities, it is anticipated that some or all of the dividends paid by each Fund will qualify for this deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.


Investment in complex securities Each Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example:


Derivatives. Each Fund is permitted to invest in certain options, including options on securities indices. The Large Cap Value and Small Cap Value Funds are also permitted to invest in certain futures contracts (including financial futures, options on financial futures and stock index futures contracts), forwards and foreign currency contracts. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund would also be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.


Constructive sales. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

Tax straddles. A Fund's investment in options, futures, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

Enhanced and synthetic convertible securities. Each Fund is permitted to invest in enhanced convertible preferred securities (i.e., convertible securities restructured to offer enhanced convertibility and/or yield characteristics). Each Fund is also permitted to invest in synthetic convertible securities comprised of a fixed income security and warrants or options. When combined, these investments achieve the same economic effect as an investment in a traditional convertible security: a desired income stream and the right to acquire shares of the underlying equity security. Even though these enhanced and synthetic convertible securities are economically equivalent to traditional convertible securities, each security forming part of such an investment is analyzed separately, and the tax consequences of an investment in the component parts of these securities could differ from those of an investment in traditional convertible securities.


Structured investments. Each Fund is also permitted to invest in entities organized to restructure the investment characteristics of particular groups of securities. For example, each Fund is permitted to invest in structured notes that are designed to give the holder a specific portion of the principal or interest payments that would otherwise be payable in the case of a traditional debt security. A Fund also could invest in a security that is backed by an interest in an underlying group of securities, or is accompanied by a put or other feature that adjusts the burdens and benefits of ownership of the security. By investing in these securities, the Fund could be subject to tax consequences that differ from those of investment in traditional debt or equity securities.


Securities purchased at discount. Each Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If a Fund invests in these securities, it could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Each of these investments by a Fund in complex securities is subject to special tax rules that could affect the amount, timing and/or tax character of income realized by a Fund and distributed to you.

Organization, Voting Rights and Principal Holders
------------------------------------------------------------------------------


The Balance Sheet Fund, MicroCap Value Fund and Small Cap Value Fund are non-diversified series of Franklin Value Investors Trust (Trust), an open-end management investment company, commonly called a mutual fund. The Large Cap Value Fund is a diversified series of the Trust. The Trust was organized as a Massachusetts business trust on September 11, 1989, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Funds. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Funds' assets if you are held personally liable for obligations of the Funds. The Declaration of Trust provides that the Funds shall, upon request, assume the defense of any claim made against you for any act or obligation of the Funds and satisfy any judgment thereon. All such rights are limited to the assets of the Funds. The Declaration of Trust further provides that the Funds may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Funds, their shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Funds as investment companies, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Funds' total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and each Fund itself is unable to meet its obligations.

The Balance Sheet Fund currently offers five classes of shares, Class A, Class B, Class C, Class R and Advisor Class. The Balance Sheet Fund began offering Class R shares on January 1, 2002. The Large Cap Value Fund currently offers four classes of shares, Class A, Class B, Class C and Class R. The Large Cap Value Fund began offering Class R shares on August 1, 2002. The MicroCap Value Fund currently offers one class of shares, Class A. The Small Cap Value Fund currently offers five classes of shares, Class A, Class B, Class C, Class R and Advisor Class. The Small Cap Value Fund began offering Class R shares on August 1, 2002. The Funds may offer additional classes of shares in the future. The full title of each class is:


o     Franklin Balance Sheet Investment Fund - Class A
o     Franklin Balance Sheet Investment Fund - Class B
o     Franklin Balance Sheet Investment Fund - Class C
o     Franklin Balance Sheet Investment Fund - Class R
o     Franklin Balance Sheet Investment Fund - Advisor Class


o     Franklin Large Cap Value Fund - Class A
o     Franklin Large Cap Value Fund - Class B
o     Franklin Large Cap Value Fund - Class C
o     Franklin Large Cap Value Fund - Class R

o     Franklin MicroCap Value Fund - Class A

o     Franklin Small Cap Value Fund - Class A
o     Franklin Small Cap Value Fund - Class B
o     Franklin Small Cap Value Fund - Class C
o     Franklin Small Cap Value Fund - Class R
o     Franklin Small Cap Value Fund - Advisor Class


Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of January 31, 2003, the principal shareholders of the Funds, beneficial or of record, were:


 Name and Address                   Share Class   Percentage (%)
 -----------------------------------------------------------------
 Balance Sheet Fund
 The Manufacturers Life Insurance        A             15.29
 Co.
 Attn. Laura Ross STS Acct.
 250 Bloor St. E, 7E Fl.
 Toronto, Ontario M4W 1E5
 Canada

 Salomon Smith Barney Inc.               C             6.20
 333 W 34th St. 3rd Floor
 New York, NY 10001-2402

 Reliance Trust Company                  R             6.14
 FBO Hussey Corporation
 3300 Northeast Expy Suite 200
 Atlanta, GA 30341-3941

 FTB&T TTEE for Defined                  R             8.31
 Contribution Svcs
 Telesensory 401k Retirement
 Savings Plan
 PO Box 2438
 Rancho Cordova, CA 95741-2438

 Stanton Trust Company NA                R             5.44
 FBO NQ Excess Plan of Publicis
 3405 Annapolis Lane North
 Minneapolis, MN 55447-5342

 Reliance Trust Co. TTEE                 R             6.57
 FBO Timemed Labeling Systems
 3384 Peachtree Rd NE
 Suite 900
 Atlanta, GA 30326

 Chase Manhattan Bank NA Cust            R             5.84
 NY Medical Alliance PSP
 One Chase Square
 Rochester, NY 14643-0001

 Firnom & Co.                         Advisor          10.43
 100 S. Phillips Ave
 PO Box 51856
 Sioux Falls, SD 57117-5186

 Trust Company of Illinois            Advisor          73.16
 45 S Park Blvd., Ste 315
 Glen Ellyn, IL 60137-6280

 MicroCap Value Fund
 Charles Schwab & Co. Inc.               A             7.59
 101 Montgomery St.
 San Francisco, CA 94104-4122

 Large Cap Value Fund
 BBH Cust Lifetime Achievement           A             6.44
 Fund
 525 Washington Blvd.
 Jersey City, NJ 07310-1606

 Brent Wadsworth Trust                   R             22.49
 Wadsworth and Associates
 Defined Benefit Plan
 1522 S Aspen Grove St.

 Nampa, ID 83686-9784
 FTB&T Cust for the Rollover IRA         R             19.68
 of Donald Cook
 2704 6th Ave
 Calgary, Alberta T2 NOY1

 FTB&T Cust for the Rollover IRA         R             17.54
 of Anne M. O'Gorman
 3819 12th St. SW
 Calgary, Alberta T2 NOY1

 CNA TTEE for the 401k Plan of           R             12.23
 Understood Consulting Inc.
 PO Box 5024
 Costa Mesa, CA 92628-5024

 Franklin Advisers, Inc.                 R             10.63
 One Franklin Parkway,
 San Mateo, CA  94403-1906

 CNA TTEE for the 401k Plan of           R              7.14
 Middletown Animal Hospital Inc.
 PO Box 5024
 Costa Mesa, CA 92628-5024

 FTB&T Cust for the Rollover IRA         R             5.90
 of Cindy A. Snyder
 2634 S. Flanders Ct.
 Aurora, CO 80013-7699

 Small Cap Value Fund
 Charles Schwab & Co Inc.                A             6.45
 FBO SPS Advantage
 100 Montgomery St.
 San Francisco, CA 94104-4122

 FTB&T TTEE For Defined                  R             9.86
 Contribution Services
 Process Plus Retirement Savings
 P.O. Box 2438
 Rancho Cordova, CA 95741-2438

 FTB&T TTEE For Defined                  R             9.81
 Contribution Services
 Palmetto Loom Reed Co
 Profit Sharing Plan
 P.O. Box 2438
 Rancho Cordova, CA 95741-2438

 FTB&T TTEE For Defined                  R             9.68
 Contribution Services
 Cook & Boardman Inc.
 Profit Sharing Plan
 P.O. Box 2438
 Rancho Cordova, CA 95741-2438

 MCB Trust Services                      R             7.45
 FBO McMahon Berger Hanna Linihan
 & Cody & McCarthy
 401k Plan
 D.M. Linihan or T.O. McCarthy
 Trustee
 700 17th Street, Ste 300
 Denver, CO 80202-3507

 Eastern Bank & Trust Co                 R             5.46
 FBO Ocean Surveys Inc.
 Savings & Retirement Plan
 91 Sheffield St.
 Old Saybrook, CT 06475-2306

 FTB&T Trustee for Defined               R             5.24
 Contribution Svcs
 Wolverine Oil & Supply Co. Inc.
 401k Profit Sharing
 P.O. Box 2438
 Rancho Cordova, CA  95741-2438

 NFSC FEBO U71-000027                 Advisor          20.60
 First Command Bank Trust Dept.
 PO Box 901075
 Fort Worth, TX 76101

 FTB&T Trustee for Defined            Advisor          11.21
 Contribution Svcs
 Franklin Resources, Inc. Profit
 Sharing Plan
 P.O. Box 2438
 Rancho Cordova, CA  95741-2438



Note: Rupert H. Johnson, Jr., who is an officer of the Trust, may be considered a beneficial holder of the Large Cap Value Fund shares held by Franklin Advisers, Inc. (Advisers). As a principal shareholder of Franklin Resources, Inc., he may be able to control voting of Advisers' shares of the Large Cap Value Fund. Rupert H. Johnson, Jr. serves on the administrative committee of the Franklin Resources, Inc. Profit Sharing 401(k) Plan, which owns shares of the Small Cap Value Fund. In that capacity, he participates in the voting of such shares. Rupert H. Johnson, Jr. disclaims beneficial ownership of any shares of the Funds owned by the Franklin Templeton Profit Sharing 401(k) Plan.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


As of January 31, 2003, the officers and board members, as a group, owned of record and beneficially 4.50% of Small Cap Value Fund - Advisor Class and less than 1% of the outstanding shares of the other Funds and classes. The board members may own shares in other funds in Franklin Templeton Investments.


Buying and Selling Shares
------------------------------------------------------------------------------

The Funds continuously offer their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Funds may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of a Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to a Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

Initial sales charges The maximum initial sales charge is 5.75% for Class A and 1% for Class C. There is no initial sales charge for Class B and Class R.


The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases. Franklin Templeton funds include the U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.

Cumulative quantity discount. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in Franklin Templeton funds. You also may combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in Franklin Templeton funds to determine the sales charge that applies.


Letter of intent (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

Group purchases. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying Fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group generally does not include a 403(b) plan that only allows salary deferral contributions, although any such plan that purchased the Fund's Class A shares at a reduced sales charge under the group purchase privilege before February 1, 1998, may continue to do so.

Waivers for investments from certain payments. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

   If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

o Distributions from an existing retirement plan invested in Franklin Templeton funds.

Waivers for certain investors. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Officers, trustees, directors and full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies

o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts


o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code of 1986, as amended


o  Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below

In addition, Class C shares may be purchased without an initial sales charge by any investor who buys Class C shares through an omnibus account with Merrill Lynch Pierce Fenner & Smith, Inc. A CDSC may apply, however, if the shares are sold within 18 months of purchase.


Retirement plans. Effective January 1, 2003, (i) individual retirement accounts with investments of $1 million or more, (ii) Employer Sponsored Retirement Plans that are DCS Plans, with assets of $10 million or more, (iii) Employer Sponsored Retirement Plans that are not DCS Plans with assets of $1 million or more, (iv) DCS Plans with assets of less than $10 million if Class R shares are not offered on a particular fund, and (v) investors who open a Franklin Templeton IRA Rollover with less than $1 million from a retirement plan that offered Franklin Templeton funds (except C shares) other than a current or former Franklin Templeton employee or as the result of a spousal rollover, a QDRO or a rollover of assets from a same employer sponsored Franklin Templeton money purchase pension plan in existence prior to January 1, 2003, to a new or existing Franklin Templeton profit sharing plan, are eligible to purchase Class A shares without an initial sales charge.

The following investors are eligible to buy Class R shares: (i) DCS Plans with assets of less than $10 million (ii) Employer Sponsored Retirement Plans that are not DCS Plans , and (iii) investors who open a Franklin Templeton IRA Rollover.


A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.


An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services.

Retirement plans that are not Qualified Retirement Plans, SIMPLEs (savings incentive match plans for employees) or SEPs (employer sponsored simplified employee pension plans established under section 408(k) of the Internal Revenue
Code) must meet the group purchase requirements described above to be able to buy Class A shares without an initial sales charge. We may enter into a special arrangement with a securities dealer, based on criteria established by the Fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.


Sales in Taiwan. Under agreements with certain banks in Taiwan, Republic of China, each Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Each Fund's Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

Size of Purchase - U.S. Dollars                Sales Charge (%)
----------------------------------------------------------------------
Under $30,000                                  3.0
$30,000 but less than $50,000                  2.5
$50,000 but less than $100,000                 2.0
$100,000 but less than $200,000                1.5
$200,000 but less than $400,000                1.0
$400,000 or more                                 0

Dealer compensation Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million.


Distributors or one of its affiliates may pay up to 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares without an initial sales charge by DCS Plans and retirement plans for which a Distributor's affiliate serves as trustee or custodian. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 18 months of the calendar month of purchase. Other conditions may apply. Other terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton funds. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton funds. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.


Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.


Contingent deferred sales charge (CDSC) If you invest $1 million or more in Class A, Class C or Class R shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 18 months of purchase. Except for Employer Sponsored Retirement Plans that (i) are DCS Plans; (ii) have contracted with an affiliate of Distributors for plan trustee services; or (iii) first purchased fund shares after January 1, 2003, there is a CDSC applied at the plan level based on the plan's initial investment for R shares sold within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less. A CDSC will not apply to Class A shares purchased by an Employer Sponsored Retirement Plan that is not a DCS Plan and has not contracted with an affiliate of Distributors for plan trustee services.


For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

if you sell your Class B shares
within this many years after buying  this % is deducted from
them                                 your proceeds as a CDSC
---------------------------------------------------------------
1 Year                               4
2 Years                              4
3 Years                              3
4 Years                              3
5 Years                              2
6 Years                              1
7 Years                              0

CDSC waivers. The CDSC for any share class generally will be waived for:

o  Account fees


o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or
   (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) the securities dealer of record has entered into a supplemental agreement with Distributors


o Redemptions of shares by investors if the securities dealer of record at the time of purchase waived its commission in connection with the purchase or if Distributors did not pay a prepaid commission

o Redemptions by the Funds when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February
   1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan


o Redemptions by a DCS Plan or an Employer Sponsored Retirement Plan that has contracted with an of affiliate Distributors for plan trustee services (not applicable to Class B)

o Participant initiated distributions from an Employer Sponsored Retirement Plan or participant initiated exchanges among investment choices offered by an Employer Sponsored Retirement Plan (not applicable to Class B)


o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement plan accounts, not only IRAs)

o Returns of excess contributions (and earnings, if applicable) from retirement plan accounts

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code of 1986, as amended.

Exchange privilege If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goal exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

Systematic withdrawal plan Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

Redemptions in kind Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

Share certificates We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

General information If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.


Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.


There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with a Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to a Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, each Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

Pricing Shares
------------------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.


Each Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Funds do not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market as determined by the manager.

Each Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

Each Fund determines the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the NAV. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, each Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

The Underwriter
------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of each Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of each Funds' shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended October 31:


                                                                 Amount Received
                                                                   in Connection
                      Total Commissions  Amount Retained by   with Redemptions
                           Received         Distributors      and Repurchases
                             ($)                 ($)                ($)
 -------------------------------------------------------------------------------
 2002
 Balance Sheet Fund       5,639,834            645,474            187,016
 Large Cap Value Fund
                            417,831             45,344             32,732
 MicroCap Value Fund
                          1,386,057            191,022             69,670
 Small Cap Value Fund
                          2,154,505            243,537            120,962
 2001
 Balance Sheet Fund       2,095,089            248,351             26,034
 Large Cap Value Fund
                            320,297             39,132              7,972
 MicroCap Value Fund
                          1,992,888            288,298             29,360
 Small Cap Value Fund
                            704,782            68,423              66,658
 2000
 Balance Sheet Fund         227,008               (62)              5,998
 Large Cap Value Fund
                             20,302              1,157                  0
 MicroCap Value Fund
                            227,510             33,348              1,297
 Small Cap Value Fund
                            289,885             29,559             36,143

Distributors may be entitled to payments from the Funds under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.


Distribution and service (12b-1) fees The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit each Fund and its shareholders. The plans are expected to, among other things, increase advertising of each Fund, encourage sales of each Fund and service to its shareholders, and increase or maintain assets of each Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into a Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Funds pay Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with a Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class.

The Class A plan. The Balance Sheet Fund and MicroCap Value Fund may pay up to 0.25% per year of Class A's average daily net assets. The Large Cap Value Fund and Small Cap Value Fund may pay up to 0.35% per year of Class A's average net assets. Of this amount, the Large Cap Fund may pay up to 0.35% to Distributors or others, out of which Distributors generally will retain 0.10% for distribution expenses.

The Class A plans for Balance Sheet Fund, MicroCap Value Fund and Small Cap Value Fund are reimbursement plans. They allow each Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. Each Fund will not reimburse more than the maximum amount allowed under the plan.

The Class A plan for Large Cap Value Fund is a compensation plan. It allows the Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plan.


For the fiscal year ended October 31, 2002, the amounts paid by the Funds pursuant to the plans were:

                                                                        Small
                                                   Large     MicroCapCap Value
                                       Balance   Cap Value    Value      Fund
                                     Sheet Fund     Fund       Fund       ($)
                                           $          $          $
--------------------------------------------------------------------------------
Advertising                             75,135      4,803     12,867    28,208
Printing and mailing prospectuses
  other than to current shareholders     3,018      2,660        377      7,862
Payments to underwriters                52,622      9,021     12,073    27,748
Payments to broker-dealers           5,238,383     85,316    683,564   364,739
Other                                  199,521      9,281     22,417    46,462
                                    --------------------------------------------
Total                                5,568,679    111,081    731,298   475,019
                                    --------------------------------------------

The Class B, C and R plans. The Funds pay Distributors up to 1% per year of Class B and Class C's average daily net assets, out of which 0.25% may be paid for services to the shareholders (service fees). For Class R shares, the Funds pay Distributors up to 0.50% per year of the class's average daily net assets. The Class B, C and R plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B,C and R shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.


The Class B, C and R plans are compensation plans. They allow a Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. A Fund will not pay more than the maximum amount allowed under the plans.


Under the Class B plans, the amounts paid by the Funds pursuant to the plans for the fiscal year ended October 31, 2002, were:

                                                    Large
                                        Balance   Cap Value  Small Cap
                                        Sheet        Fund      Value
                                          Fund       ($)        Fund
                                           ($)                  ($)
------------------------------------------------------------------------
Advertising                                10,025        425      2,806
Printing and mailing prospectuses
  other than to current shareholders          108        168        295
Payments to underwriters                    8,043        717      2,103
Payments to broker-dealers                720,085     44,272    210,368
Other                                      11,480        503      2,989
                                        --------------------------------
Total                                     749,741     46,085    218,561
                                        --------------------------------

Under the Class C plans, the amounts paid by the Funds pursuant to the plans for the fiscal year ended October 31, 2002, were:

                                        Balance      Large      Small Cap
                                        Sheet      Cap Value      Value
                                          Fund        Fund        Fund
                                           ($)        ($)          ($)
---------------------------------------------------------------------------
Advertising                                27,851        3,330      12,002
   Printing and mailing prospectuses
other than to current shareholders            330          720       2,155
Payments to underwriters                   17,159        5,985      12,700
Payments to broker-dealers                806,035      137,687     656,612
Other                                      31,715        3,065      12,677
                                        -----------------------------------
 Total                                    883,090      150,787     696,146
                                        -----------------------------------


Under the Class R plans, the amounts paid by the Funds pursuant to the plans for the fiscal year ended October 31, 2002, were:

                                        Balance      Large      Small Cap
                                        Sheet      Cap Value      Value
                                        Fund         Fund         Fund
                                         ($)          ($)         ($)
---------------------------------------------------------------------------
Advertising                                671         -          159
Printing and mailing prospectuses
   other than to current shareholders        6         -            -
Payments to underwriters                 1,005         -            -
Payments to broker-dealers              16,106         18         203
Other                                    1,263          -         160
                                        ----------------------------------
Total                                   19,051         18         522
                                        -----------------------------------

The Class A, B, C and R plans. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent a Fund, the manager or Distributors or other parties on behalf of a Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.


To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

Performance
------------------------------------------------------------------------------


Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of shares quotations used by a Fund are based on the standardized methods of computing performance mandated by the SEC. Unless otherwise noted, performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Effective January 1, 2002, the Balance Sheet Fund began offering Class R shares, which do not have initial sales charges. Effective August 1, 2002, the Large Cap Value Fund and the Small Cap Value Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 2002 for the Balance Sheet Fund and August 1, 2002, for the Large Cap Value Fund and the Small Cap Value Fund, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002 for the Balance Sheet Fund and August 1, 2002, for the Large Cap Value Fund and the Small Cap Value Fund, Class R standardized performance quotations are calculated as described below.


Average annual total return before taxes Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns before taxes for the indicated periods ended October 31, 2002, were:


                                     1           5          10        Since
                      Inception     Year       Years      Years     Inception
Class A                  Date       (%)         (%)        (%)         (%)
-------------------------------------------------------------------------------
Balance Sheet Fund    04/02/90      -3.06       4.08       12.59       N/A
Large Cap Value Fund  06/01/00     -14.05        N/A        N/A        0.39
MicroCap Value Fund   12/12/95      -3.13       5.15        N/A       11.73
Small Cap Value Fund  03/11/96      -7.07      -2.95        N/A        5.82

                                                            1         Since
                                             Inception     Year     Inception
Class B                                        Date        (%)         (%)
-------------------------------------------------------------------------------
Balance Sheet Fund                          03/01/01       -1.87      -0.55
Large Cap Value Fund                        06/01/00      -12.97       1.06
Small Cap Value Fund                        01/01/99       -6.00       3.77

                                                 1          5         Since
                                 Inception     Year       Years     Inception
Class C                             Date        (%)        (%)         (%)
-------------------------------------------------------------------------------
Balance Sheet Fund               03/01/01       0.11       N/A         1.21
Large Cap Value Fund             06/01/00     -11.15       N/A         1.85
Small Cap Value Fund             09/03/96      -3.95       -2.62       4.97

                                     1           5          10        Since
                      Inception     Year       Years      Years     Inception
Class R                  Date       (%)         (%)        (%)         (%)
-------------------------------------------------------------------------------
Balance Sheet Fund     04/02/90     1.58        5.04       13.00        N/A
Large Cap Value Fund   06/01/00    -9.82         N/A        N/A        2.74
Small Cap Value Fund   03/11/96    -2.55       -1.96        N/A        6.58


The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ERV

where:

P     =     a hypothetical initial payment of $1,000
T     =     average annual total return
n     =     number of years
ERV   =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

Average annual total return after taxes on distributions Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

Each Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions for the indicated periods ended October 31, 2002, were:

                                     1           5          10        Since
                      Inception     Year       Years      Years     Inception
Class A                  Date       (%)         (%)        (%)         (%)
-------------------------------------------------------------------------------
Balance Sheet Fund    04/02/90       -3        2.82       10.86        N/A
                                    88
Large Cap Value Fund  06/01/00    -14.52       N/A         N/A         0.04
MicroCap Value Fund   12/12/95     -4.24       3.49        N/A        10.25
Small Cap Value Fund  03/11/96     -7.11      -3.06        N/A         5.55

                                                            1         Since
                                             Inception     Year     Inception
Class B                                        Date        (%)         (%)
-------------------------------------------------------------------------------
Balance Sheet Fund                          03/01/01      -2.65       -1.39
Large Cap Value Fund                        06/01/00     -13.31        0.80
Small Cap Value Fund                        01/01/99      -5.99        3.77

                                                 1          5         Since
                                 Inception     Year       Years     Inception
Class C                             Date        (%)        (%)         (%)
-------------------------------------------------------------------------------
Balance Sheet Fund               03/01/01     -0.65        N/A         0.40
Large Cap Value Fund             06/01/00    -11.48        N/A         1.59
Small Cap Value Fund             09/03/96     -3.95       -2.70        4.76

                                     1           5          10        Since
                      Inception     Year       Years      Years     Inception
Class R                  Date       (%)         (%)        (%)         (%)
-------------------------------------------------------------------------------
Balance Sheet Fund    04/02/90      0.72       3.78       11.27        N/A
Large Cap Value Fund  06/01/00    -10.31       N/A         N/A         2.39
Small Cap Value Fund  03/11/96     -2.59      -2.07        N/A         6.32


The following SEC formula was used to calculate these figures:
      n
P(1+T)  = ATV/D

where:

P     =     a hypothetical initial payment of $1,000
T     =     average annual total return (after taxes on distributions)
n     =     number of years
ATV/D =     ending value of a hypothetical $1,000 payment made at the
            beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

Average annual total return after taxes on distributions and sale of fund shares Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.


The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.


Each Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions and redemption for the indicated periods ended October 31, 2002, were:

                                     1           5          10        Since
                      Inception     Year       Years      Years     Inception
Class A                  Date       (%)         (%)        (%)         (%)
-------------------------------------------------------------------------------
Balance Sheet Fund    04/02/90     -1.41       2.80        9.89       N/A
Large Cap Value Fund  06/01/00     -8.58        N/A        N/A        0.17
MicroCap Value Fund   12/12/95     -1.22       3.56        N/A        9.25
Small Cap Value Fund  03/11/96     -4.34      -2.37        N/A        4.65

                                                            1         Since
                                             Inception     Year     Inception
Class B                                        Date        (%)         (%)
-------------------------------------------------------------------------------
Balance Sheet Fund                          03/01/01      -0.65      -0.68
Large Cap Value Fund                        06/01/00      -7.92       0.73
Small Cap Value Fund                        01/01/99      -3.68       3.04

                                                 1          5         Since
                                 Inception     Year       Years     Inception
Class C                             Date        (%)        (%)         (%)
-------------------------------------------------------------------------------
Balance Sheet Fund               03/01/01      0.56        N/A        0.74
Large Cap Value Fund             06/01/00     -6.81        N/A        1.37
Small Cap Value Fund             09/03/96     -2.43       -2.10       3.96

                                     1           5          10        Since
                      Inception     Year       Years      Years     Inception
Class R                  Date       (%)         (%)        (%)         (%)
-------------------------------------------------------------------------------
Balance Sheet Fund    04/02/90      1.47       3.60       10.27        N/A
Large Cap Value Fund  06/01/00     -5.98       N/A         N/A        2.04
Small Cap Value Fund  03/11/96     -1.56      -1.60        N/A        5.30


The following SEC formula was used to calculate these figures:
      n
P(1+T)  = ATV/DR

where:

P      =     a hypothetical initial payment of $1,000
T      =     average annual total return (after taxes on distributions and redemptions)
n      =     number of years
ATV/DR =     ending value of a hypothetical $1,000 payment made at the
             beginning of each period at the end of each period, after taxes on fund distributions and redemption.

Cumulative total return Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended October 31, 2002, were:


                                     1           5          10        Since
                      Inception     Year       Years      Years     Inception
Class A                  Date       (%)         (%)        (%)         (%)
-------------------------------------------------------------------------------
Balance Sheet Fund    04/02/90     -3.06       22.15      227.46       N/A
Large Cap Value Fund  06/01/00    -14.05       N/A        N/A         0.95
MicroCap Value Fund   12/12/95     -3.13       28.57      N/A       114.74
Small Cap Value Fund  03/11/96     -7.07      -13.90      N/A        45.56

                                                            1         Since
                                             Inception     Year     Inception
Class B                                        Date        (%)         (%)
-------------------------------------------------------------------------------
Balance Sheet Fund                          03/01/01      -1.87       -0.92
Large Cap Value Fund                        06/01/00     -12.97        2.58
Small Cap Value Fund                        01/01/99      -6.00       15.23

                                                 1          5         Since
                                 Inception     Year       Years     Inception
Class C                             Date        (%)        (%)         (%)
-------------------------------------------------------------------------------
Balance Sheet Fund               03/01/01       0.11       N/A         2.02
Large Cap Value Fund             06/01/00     -11.15       N/A         4.52
Small Cap Value Fund             09/03/96      -3.95     -12.41       34.83

                                     1           5          10        Since
                      Inception     Year       Years      Years     Inception
Class R                  Date       (%)         (%)        (%)         (%)
-------------------------------------------------------------------------------
Balance Sheet Fund    04/02/90      1.58       27.89     239.36        N/A
Large Cap Value Fund  06/01/00     -9.82        N/A        N/A         6.76
Small Cap Value Fund  03/11/96     -2.55       -9.42       N/A        52.70


Volatility Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

Other performance quotations Each Fund also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of a Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

Comparisons To help you better evaluate how an investment in the Funds may satisfy your investment goal, advertisements and other materials about the Funds may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged capitalization-weighted index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

o Lipper, Inc. - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o Financial publications: The Wall Street Journal, and Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.


o Historical data supplied by the research departments of CS First Boston Corporation, JPMorgan Chase Bank, Salomon Smith Barney Inc., Merrill Lynch, and Lehman Brothers(R).

o Morningstar(R) - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.


Additional Comparisons - Large Cap Value Fund, MicroCap Value Fund and Small Cap Value Fund

o Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for large and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

From time to time, advertisements or information for each Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare each Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

Miscellaneous Information
------------------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in a Fund cannot guarantee that these goals will be met.


The Funds are members of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $257 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 101 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.


Description of Ratings
------------------------------------------------------------------------------

Corporate Bond Ratings

Moody's Investors Service (Moody's)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Group (S&P(R))

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


Short-Term Debt & Commercial Paper Ratings

Moody's

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.





















FRANKLIN VALUE INVESTORS TRUST

FRANKLIN BALANCE SHEET INVESTMENT FUND
FRANKLIN SMALL CAP VALUE FUND

ADVISOR CLASS


STATEMENT OF ADDITIONAL INFORMATION
MARCH 1, 2003

[INSERT FRANKLIN TEMPLETON INVESTMENT LOGO]

P.O. BOX 997151, SACRAMENTO, CA  95899-9983 1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated March 1, 2003, which we may amend from time to time, contains the basic information you should know before investing in a Fund. You should read this SAI together with the Funds' prospectus.

The audited financial statements and auditor's report in the Funds' Annual Report to Shareholders, for the fiscal year ended October 31, 2002, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS


Goals, Strategies and Risks                      2
Officers and Trustees                           18
Management and Other Services                   21
Portfolio Transactions                          24
Distributions and Taxes                         25
Organization, Voting Rights
 and Principal Holders                          28
Buying and Selling Shares                       29
Pricing Shares                                  31
The Underwriter                                 32
Performance                                     32
Miscellaneous Information                       36
Description of Ratings                          36




MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;


o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;


o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.



GOALS, STRATEGIES AND RISKS
------------------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.


Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of a Fund's outstanding shares or (ii) 67% or more of a Fund's shares present at a shareholder meeting if more than 50% of a Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FRANKLIN BALANCE SHEET INVESTMENT FUND (BALANCE SHEET FUND)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's principal investment goal is high total return, of which capital appreciation and income are components.

The Balance Sheet Fund may not:

1. Have invested as of the last day of any fiscal quarter (i) more than 25% of its total assets in the securities of any one issuer, or (ii) with respect to 50% of the Fund's total assets, more than 5% of its total assets in the obligations of any one issuer, except for securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

2. Purchase more than 10% of the voting securities, or more than 10% of any class of securities, of any issuer. For purposes of this restriction, all outstanding fixed-income securities of an issuer are considered as one class.

3. Invest in the stock of any investment company if a purchase of such stock would result in the Fund and affiliates of the Fund owning together more than 3% of the total outstanding stock of such investment company.

4. Borrow money, except from banks, in order to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

5. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes and permissible options, short selling or other hedging transactions.

6. Purchase securities on margin or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

7. Buy or sell interests in oil, gas or mineral exploration or development programs or leases, or real estate. (Does not preclude investments in marketable securities of issuers engaged in such activities.)


8. Make loans to others except through the purchase of debt obligations and the entry into repurchase agreements and portfolio lending agreements, provided that the value of securities subject to such lending agreements may not exceed 25% of the value of the Fund's total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission (SEC) and the board, including maintenance of collateral of the borrower equal at all times to at least 102% of the current market value of the securities loaned.


9. Purchase or sell commodities or commodity futures contracts or financial futures contracts; or invest in put, call, straddle or spread options on financial or other futures contracts or stock index futures contracts.

10. Invest in warrants (valued at the lower of cost or market) in excess of 5% of the value of the Fund's net assets. No more than 2% of the value of the Fund's net assets may be invested in warrants (valued at the lower of cost or market) which are not listed on the New York or American Stock Exchanges.

11. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but the Fund may deal with such persons or firms as brokers and pay a customary brokerage commission; nor invest in securities of any company if, to the knowledge of the Fund, any officer, director or trustee of the Fund or the investment advisor owns more than 0.5% of the outstanding securities of such company and such officers, directors and trustees (who own more than 0.5%) in the aggregate own more than 5% of the outstanding securities of such company.

12. Underwrite the securities of other issuers, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

13. Purchase or hold the securities of any issuer if, as a result, in the aggregate, more than 10% of the value of the Fund's total assets would be invested in securities that are subject to legal or contractual restrictions on resale (restricted securities), in securities that are not readily marketable (including over-the-counter options) or in repurchase agreements maturing in more than seven days.

14. Invest in any issuer for purposes of exercising control or management.

15. Issue senior securities, as defined in the Investment Company Act of 1940, as amended (1940 Act), except that this restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, mortgages or pledges or (ii) entering into repurchase transactions.

16. Engage in the short sales of securities, except short sales "against the box," if the cash or securities deposited in the segregated account with the Fund's custodian to collateralize its short positions in the aggregate exceed 25% of the Fund's net assets.

NON-FUNDAMENTAL INVESTMENT POLICIES

The Fund may not invest more than 25% of the Fund's assets (at the time of the most recent investment) in any single industry.

The Fund also may be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares.

The Fund may invest an unlimited amount of its total assets in the securities of companies, including small capitalization companies, that, in the opinion of the manager, represent an opportunity for (i) significant capital appreciation due to intrinsic values not reflected in the current market price of the securities and/or (ii) high income.

The Fund will generally invest in common stocks, although it has no limit on the percentage of its assets that may be invested in preferred stock or debt obligations, including securities convertible into common stocks, secured or unsecured bonds, commercial paper, and notes. The mixture of common stocks, preferred stocks, and debt obligations will vary from time to time based upon the manager's assessment as to whether investments in each category will contribute to meeting the Fund's investment goal.

An investment in the Fund involves certain speculative considerations and may involve a higher degree of risk than an investment in shares of more traditional open-end, diversified investment companies because the Fund may invest up to 100% of its assets in the securities of issuers (including closed-end funds) with less than three years continuous operation.

FRANKLIN SMALL CAP VALUE FUND (SMALL CAP VALUE FUND)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is long-term total return.

The Small Cap Value Fund may not:

1. Borrow money, except that the Fund may borrow money in a manner consistent with the Fund's investment goal and policies in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed). The Fund may borrow in connection with short-sales and short-sales "against the box," and the Fund may borrow from banks, other Franklin Templeton funds or other persons to the extent permitted by applicable law.

2. Underwrite securities of other issuers, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities. (This does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

3. Invest directly in interests in real estate, oil, gas or other mineral leases, exploration or development programs, including limited partnership interests. This restriction does not preclude investments in marketable securities of issuers engaged in such activities.

4. Loan money, except as consistent with the Fund's investment goal, and except that the Fund may (a) purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, (b) enter into repurchase agreements, (c) lend its portfolio securities, and (d) participate in an interfund lending program with other Franklin Templeton funds to the extent permitted by the 1940 Act and any rules or orders thereunder.

5. Purchase or sell commodities or commodity contracts; except that the Fund may enter into interest rate and financial futures contracts, options thereon, and forward contracts.

6. Issue securities senior to the Fund's presently authorized shares of beneficial interest.

7. Invest more than 25% of the Fund's assets (at the time of the most recent investment) in any single industry.

The Fund presently has the following additional restrictions, which are not fundamental and may be changed without shareholder approval.

NON-FUNDAMENTAL INVESTMENT POLICIES

1. The Fund may not invest in any company for the purpose of exercising control or management, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goal and policies as the Fund.

2. The Fund may not purchase securities on margin, except that the Fund may make margin payments in connection with futures, options and currency transactions.

3. The Fund may not purchase or retain securities of any company in which officers or trustees of the Fund, or of its investment manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

4. The Fund may not buy securities of open-end or closed-end investment companies, except that the Fund may: (i) buy securities of open-end or closed-end investment companies in compliance with the 1940 Act; (ii) invest all or substantially all of its assets in another registered investment company having the same investment goal and policies as the Fund; or (iii) invest in shares of one or more money market funds managed by Franklin Advisory Services, LLC or its affiliates, to the extent permitted by exemptions granted under the 1940 Act.

5. The Fund may not invest more than 5% of its assets in securities of issuers with less than three years continuous operation, including the operations of any predecessor companies.

6. The Fund may not hold or purchase the securities of any issuer if, as a result, in the aggregate, more than 10% of the value of the Fund's net assets would be invested in (i) securities that are not readily marketable or (ii) repurchase agreements maturing in more than seven days. The Fund may, however, invest in registered investment companies as described in Restriction 1 above.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS


The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.


In trying to achieve its investment goals, each Fund may invest (unless otherwise indicated) in the following types of securities or engage in the following types of transactions:

CLOSED-END FUNDS Each Fund may invest in the securities of closed-end management investment companies that the Fund's manager believes are currently undervalued in the marketplace. Each Fund will limit such investments to less than 5% of its total assets.

CONVERTIBLE SECURITIES Each Fund may invest in convertible securities; these investments will be less than 25% of its total assets. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While each Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

ENHANCED CONVERTIBLES. Each Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (PERCS), which provide an investor, such as a Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

Each Fund may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted, unlike PERCS they do not have a capital appreciation limit, they seek to provide the investor with high current income with some prospect of future capital appreciation, they are typically issued with three- to four-year maturities, they typically have some built-in call protection for the first two to three years, investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity, and upon maturity they will automatically convert to either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein that may be similar to those described above in which a Fund may invest, consistent with its goal and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to a Fund. The Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Each Fund, however, intends to acquire liquid securities, though there can be no assurances that this will be achieved.

SYNTHETIC CONVERTIBLES. Each Fund may invest a portion of its assets in "synthetic convertible" securities. A synthetic convertible is created by combining distinct securities that together possess the two principal characteristics of a true convertible security, i.e., fixed income and the right to acquire the underlying equity security. This combination is achieved by investing in nonconvertible fixed-income securities and in warrants or stock or stock index call options that grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options. Synthetic convertible securities are generally not considered to be "Equity Securities" for purposes of each Fund's investment policy regarding those securities.

Synthetic convertible securities differ from the true convertible security in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Further, although the manager expects normally to create synthetic convertibles whose two components represent one issuer, the character of a synthetic convertible allows a Fund to combine components representing distinct issuers, or to combine a fixed-income security with a call option on a stock index, when the manager determines that such a combination would better promote the Fund's investment goal. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately; and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline.

DEBT SECURITIES represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. These include bonds, notes and debentures; commercial paper; time deposits; and bankers' acceptances. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

It is possible that an issuer will be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. To the extent a Fund invests in debt securities, changes in interest rates in any country where the Fund is invested will affect the value of the Fund's portfolio and its share price. When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of a Fund's shares. Of course, interest rates throughout the world have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.



RATINGS. Various investment services publish ratings of some of the debt securities in which the Funds may invest. These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality.

If the rating on an issue held in a Fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the Fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.


DEPOSITARY RECEIPTS Many securities of foreign issuers are represented by American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs)(collectively, depositary receipts). ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risk associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on Nasdaq. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts.

Depositary receipts reduce but do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a Fund acquires depositary receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the depositary receipt to issue and service such depositary receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

DERIVATIVE SECURITIES Options, futures and options on futures are generally considered "derivative securities."

OPTIONS. Each Fund may write (sell) covered call options on any of the securities it owns that are listed for trading on a national securities exchange, and it may also buy listed call and put options on securities and securities indices for portfolio hedging purposes. Each Fund may also write covered call options and buy put options that are traded over-the-counter (OTC). A Fund will not invest in any stock options or stock index options, other than hedging or covered positions, if the option premiums paid on its open positions exceed 5% of the value of such Fund's total assets.

CALL OPTIONS. Call options are short-term contracts (generally having a duration of nine months or less) that give the buyer of the option the right to buy, and obligate the writer to sell, the underlying security at the exercise price at any time during the option period, regardless of the market price of the underlying security. The buyer of an option pays a cash premium that typically reflects, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand factors, and interest rates.

A call option written by a Fund is "covered" if the Fund owns or has an absolute right (such as by conversion) to the underlying security covered by the call. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, government securities or other high grade debt obligations in a segregated account with its custodian bank.

PUT OPTIONS. Each Fund may also buy put options on common stock that it owns or may acquire them through the conversion or exchange of other securities to protect against a decline in the market value of the underlying security or to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. A put option gives the holder the right to sell the underlying security at the option exercise price at any time during the option period. A Fund may pay for a put either separately or by paying a higher price for securities that are purchased subject to a put, thus increasing the cost of the securities and reducing the yield otherwise available from the same securities.

In the case of put options, any gain realized by a Fund will be reduced by the amount of the premium and transaction costs it paid and may be offset by a decline in the value of its portfolio securities. If the value of the underlying stock exceeds the exercise price (or never declines below the exercise price), the Fund may suffer a loss equal to the amount of the premium it paid plus transaction costs. Subject to the same risks, the Fund may also close out its option positions before they expire by entering into a closing purchase transaction.

OPTIONS ON INDICES. Options on securities indices are similar to options on securities except, rather than the right to buy or sell particular securities at a specified price, options on a securities index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of a put) the exercise price of the option. The cash received is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than on price movements in individual securities.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium paid by the purchaser of the option. The amount reflects, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security.

The writer of an option that wants to terminate its obligation may effect a "closing purchase transaction." This is done by buying an option of the same series as the option previously written which will cancel the writer's position by the clearing corporation. A writer may not effect a closing purchase transaction, however, after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is done by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In addition, effecting a closing transaction will permit the cash or proceeds from the sale of any securities subject to the option to be used for other Fund investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option. A Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

Each Fund may purchase call options on securities it intends to purchase to limit the risk of a substantial increase in the market price of the security or on securities indices. A Fund may also purchase call options on securities held in its portfolio and on which it has written call options. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus any related transaction costs.

Each Fund may also purchase put options on securities and securities indices and enter into closing sale transactions with respect to such options, exercise them or permit them to expire. A Fund may purchase a put option on an underlying security (a "protective put") owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price, regardless of any decline in the underlying security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security when the investment manager deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

FORWARD CONVERSIONS. In a forward conversion, a Fund buys securities and writes call options and buys put options on such securities. By purchasing puts, a Fund protects the underlying security from depreciation in value. By selling or writing calls on the same security, the Fund receives premiums which may offset part or all of the cost of purchasing the puts while foregoing the opportunity for appreciation in the value of the underlying security. A Fund will not exercise a put it has purchased while a call option on the same security is outstanding.

Although it is generally intended that the exercise price of put and call options would be identical, situations might occur in which some option positions are acquired with different exercise prices. Therefore, a Fund's return may depend in part on movements in the price of the underlying security.

FUTURES. The Small Cap Value Fund may enter into contracts for the purchase or sale for future delivery of securities, contracts based upon financial indices, and buy options on such contracts (financial futures). Financial futures contracts are contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the seller has a contractual obligation to deliver the securities described in the contract at a specified price on a specified date. A "purchase" of a futures contract means the buyer has a contractual obligation to acquire the securities described in the contract at a specified price on a specified date. Futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission (CFTC) and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. At the present time, the Fund intends to limit these investments to no more than 5% of its net assets.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

The Fund will not engage in transactions in futures contracts or related options for speculation. The Fund will not enter into any stock index future or related option if, immediately thereafter, more than one third (1/3) of the Fund's net assets would be represented by futures contracts or related options. In addition, the Small Cap Value Fund may not buy or sell futures contracts or buy or sell related options if, immediately thereafter, the sum of the amount of margin deposits on its existing futures and related options positions, and premiums paid for related options, would exceed 5% of the market value of the Fund's total assets.

The purpose of the acquisition or sale of a futures contract is to attempt to protect the Fund from fluctuations in the price of a portfolio security without actually buying or selling the underlying security. To the extent the Fund enters into futures contracts or related options, it will deposit in a segregated account with its custodian bank cash or other U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the initial margin), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. If the value of the futures contract declines relative to the Fund's position, the Fund will be required to pay the futures commission merchant an amount equal to the change in value.

STOCK INDEX FUTURES CONTRACTS. The Small Cap Value Fund may purchase and sell stock index futures contracts traded on domestic exchanges and, to the extent such contracts have been approved by the CFTC for sale to customers in the U.S., on foreign exchanges. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Open futures contracts are valued on a daily basis and the Fund may be obligated to provide or receive cash reflecting any decline or increase in the contract's value. No physical delivery of the underlying stocks in the index is made in the future.

The Fund may sell stock index futures contracts in anticipation of or during a market decline in an attempt to offset the decrease in market value of its securities that might otherwise result. When the Fund is not fully invested in stocks and anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may offset increases in the cost of common stocks that it intends to purchase.

FUTURE DEVELOPMENTS. Each Fund may take advantage of opportunities in the area of options and futures contracts and any other derivative investments that are not presently contemplated for use by the Fund or that are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment goal and legally permissible for the Fund. Prior to investing in any such investment vehicle, the Fund will supplement its prospectus, if appropriate.

A Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices, financial futures and related options depends on the degree to which price movements in the underlying index or underlying securities correlate with price movements in the relevant portion of the Fund's portfolio. Inasmuch as these securities will not duplicate the components of the index or such underlying securities, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities that would result in a loss on both such securities and the hedging instrument. Accordingly, successful use by a Fund of options on stock indices, financial futures and other options will be subject to the manager's ability to predict correctly movements in the direction of the securities markets generally or in a particular segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

When a Fund writes (sells) covered call options, it will receive a cash premium that can be used in whatever way the manager believes is most beneficial to the Fund. The risks associated with covered option writing are that in the event of a price increase on the underlying security that would likely trigger the exercise of the call option, a Fund will not participate in the increase in price beyond the exercise price. It will generally be each Fund's policy, in order to avoid the exercise of a call option written by it, to cancel its obligation under the call option by entering into a "closing purchase transaction," if available, unless it is determined to be in the Fund's interest to deliver the underlying securities from its portfolio. A closing purchase transaction consists of the Fund buying an option having the same terms as the option written by the Fund, and has the effect of canceling the Fund's position as the writer of the option. The premium that a Fund will pay in executing a closing purchase transaction may be higher or lower than the premium it received when writing the option, depending in large part upon the relative price of the underlying security at the time of each transaction.

One risk involved in both buying and selling options is that a Fund may not be able to effect a closing purchase transaction at a time when it wishes to do so or at an advantageous price. There is no assurance that a liquid market will exist for a given contract or option at any particular time. To mitigate this risk, a Fund will ordinarily buy and write options only if a secondary market for the option exists on a national securities exchange or in the over-the-counter market. Another risk is that during the option period, if a Fund has written a covered call option, it will have given up the opportunity to profit from a price increase in the underlying securities above the exercise price in return for the premium on the option (although, of course, the premium can be used to offset any losses or add to the Fund's income) but, as long as its obligation as a writer of such an option continues, a Fund will have retained the risk of loss should the price of the underlying security decline. In addition, a Fund has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once a Fund has received an exercise notice, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. The aggregate premiums paid on all such options that are held at any time will not exceed 20% of a Fund's total assets.

OTC options may be subject to more risks than exchange-traded options because OTC options are arranged with dealers, not with a clearing corporation, and because pricing of OTC options is typically done by reference to information from market makers. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The CFTC and the various exchanges have established limits, referred to as "speculative position limits," on the maximum net long or net short position which any person may hold or control in a particular futures contract. Trading limits are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. Each Fund does not believe that these trading and positions limits will have an adverse impact on its strategies for hedging its securities.

The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the manager may still not result in a successful transaction.

In addition, futures contracts entail risks. Although each Fund believes that it will benefit from the use of such contracts, if the manager's judgment about the general direction of interest rates is incorrect, a Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

A Fund's sale of futures contracts and purchase of put options on futures contracts will be solely to protect its investments against declines in value. Each Fund expects that in the normal course it will purchase securities upon termination of long futures contracts and long call options on future contracts, but under unusual market conditions it may terminate any of such positions without a corresponding purchase of securities.


EQUITY SECURITIES generally entitle the holder to participate in a company's general operating results. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.


FOREIGN SECURITIES Each Fund may invest in foreign securities if these investments are consistent with the Fund's investment goal. A Fund may also buy the securities of foreign issuers directly in foreign markets, and may buy the securities of issuers in developing nations. Each Fund currently intends to limit its investment in foreign securities to no more than 10% of its total assets.

The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the Fund. These risks can be significantly greater for investments in emerging markets. Investments in depositary receipts also involve some or all of the risks described below. You should consider carefully the substantial risks involved in securities of companies of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There is the possibility of cessation of trading on national exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. A Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value.

Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. Settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

A Fund's investments in foreign securities may increase the risks with respect to the liquidity of the Fund's portfolio. This could inhibit a Fund's ability to meet a large number of shareholder redemption requests in the event of economic or political turmoil in a country in which the Fund has a substantial portion of its assets invested or deterioration in relations between the U.S. and the foreign country.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less economic stability; (ii) political and social uncertainty (for example, regional conflicts and risk of war); (iii) pervasiveness of corruption and crime; (iv) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (v) delays in settling portfolio transactions; (vi) risk of loss arising out of the system of share registration and custody; (vii) certain national policies that may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (viii) foreign taxation; (ix) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (x) the absence of a capital market structure or market-oriented economy; and (xi) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events.

In addition, many countries in which a Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.


CURRENCY. Some of a Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns and such Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.


ILLIQUID INVESTMENTS Each Fund's current policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

LOAN PARTICIPATIONS Through a loan participation, a Fund can buy from a lender a portion of a larger loan that it has made to a borrower. By buying loan participations, a Fund may be able to acquire interests in loans from financially strong borrowers that the Fund could not otherwise acquire. These instruments are typically interests in floating or variable rate senior loans to U.S. corporations, partnerships, and other entities. Generally, loan participations are sold without guarantee or recourse to the lending institution and are subject to the credit risks of both the borrower and the lending institution. While loan participations generally trade at par value, if the borrowers have credit problems, some may sell at discounts. To the extent the borrower's credit problems are resolved, the loan participations may then appreciate in value. These loan participations, however, carry substantially the same risk as that for defaulted debt obligations and may cause loss of the entire investment. Many loan participations are illiquid and therefore will be included in a Fund's limitation on illiquid investments.

LOANS OF PORTFOLIO SECURITIES To generate additional income, each Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 25% of the value of each Fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% (102% for Balance Sheet Fund) of the current market value of the loaned securities. A Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. A Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. A Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

LOWER RATED SECURITIES Each Fund may invest up to 25% of its total assets in lower rated, fixed-income and convertible securities (those rated BB or lower by Standard & Poor's Ratings Group (S&P(R)) or Ba or lower by Moody's Investors Service (Moody's)) and unrated securities of comparable quality that the manager believes possess intrinsic values in excess of the current market prices of those securities. Lower rated bonds are commonly called "junk bonds." Lower rated securities are considered by S&P, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation, and they generally involve more credit risk than securities in the higher rating categories. Lower rated securities in which the Fund may invest include securities rated D, the lowest rating category of S&P, or unrated securities of comparable quality. Debt obligations rated D are in default and the payment of interest and/or repayment of principal is in arrears.

Because each Fund may invest in securities below investment grade, an investment in a Fund is subject to a higher degree of risk than an investment in a fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the Fund invests. Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

The market value of high yield, lower-quality fixed-income securities, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's net asset value. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's net asset value may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the Fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for a Fund.

The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for a Fund to manage the timing of its income. Under the Internal Revenue Code and U.S. Treasury regulations, a Fund may have to accrue income on defaulted securities and distribute the income to shareholders for tax purposes, even though the Fund is not currently receiving interest or principal payments on the defaulted securities. To generate cash to satisfy these distribution requirements, a Fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of Fund shares.

Lower-quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on market price of a security and on the Fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the Fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing a Fund's portfolio.

Each Fund may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if a Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, as amended (1933 Act), which entails special responsibilities and liabilities. A Fund may also incur special costs in disposing of restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

A Fund may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The manager will carefully review their credit and other characteristics. Each Fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth before 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yield securities and adversely affected the value of outstanding securities, as well as the ability of issuers of high yield securities to make timely principal and interest payments. Although the economy has improved and high yield securities have performed more consistently since that time, the adverse effects previously experienced may reoccur. For example, the highly publicized defaults on some high yield securities during 1989 and 1990 and concerns about a sluggish economy that continued into 1993 depressed the prices of many of these securities. While market prices may be temporarily depressed due to these factors, the ultimate price of any security generally reflects the true operating results of the issuer. Factors adversely impacting the market value of high yield securities may lower the Fund's net asset value.

Each Fund relies on the manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

The risk factors above also apply to lower-quality zero-coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest throughout the time until maturity, the Fund will not receive any cash until the cash payment date. If the issuer defaults, a Fund may not obtain any return on its investment.

Zero-coupon or deferred interest securities are debt obligations that make no periodic interest payments before maturity or a specified date when the securities begin paying current interest (the cash payment date), and therefore are generally issued and traded at a discount from their face amount or par value. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches.

The value of zero-coupon securities is generally more volatile than the value of other fixed-income securities that pay interest periodically. Zero-coupon securities are also likely to respond to changes in interest rates to a greater degree than other fixed-income securities having similar maturities and credit quality.

Current federal income tax law requires a holder of a zero-coupon security to report as income each year the portion of original issue discount on the security that accrues that year, even though the holder receives no cash payments of interest during the year. Pay-in-kind securities pay interest by issuing more bonds. The Fund is deemed to receive interest over the life of these bonds and is treated as if the interest were paid on a current basis for federal income tax purposes, although the Fund does not receive any cash interest payments until maturity or the cash payment date. Accordingly, during times when the Fund does not receive any cash interest payments on its zero-coupon, deferred interest or pay-in-kind securities, it may have to sell portfolio securities to meet distribution requirements and these sales may be subject to the risk factors discussed above. The Fund is not limited in the amount of its assets that may be invested in these types of securities.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Each Fund may invest in mortgage-backed securities, including collateralized mortgage obligations, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. In addition, the Fund may buy asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. These securities are generally issued by trusts and special purpose corporations. Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity dates would indicate because of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair the Fund's ability to reinvest the returns of principal at comparable yields. Accordingly, the market value of these securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

NON-DIVERSIFICATION Each Fund intends to comply with the diversification and other requirements applicable to regulated investment companies under the Internal Revenue Code. As a non-diversified investment company under the 1940 Act, the Funds may each invest more than 5% and up to 25% of its assets in the securities of any one issuer at the time of purchase. For purposes of the Internal Revenue Code, however, as of the last day of any fiscal quarter, a Fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, the Fund may not have more than 5% of its total assets invested in any one issuer, nor may it own more than 10% of the outstanding voting securities of any one issuer. These limitations do not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or to securities of investment companies that qualify as regulated investment companies under the Internal Revenue Code.

As non-diversified investment companies under the 1940 Act, the Funds may concentrate their investments in the securities of a smaller number of issuers than if they were diversified. An investment in one of these Funds therefore will entail greater risk than an investment in a diversified investment company because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio, and economic, political or regulatory developments may have a greater impact on the value of a Fund's portfolio than would be the case if the portfolio were diversified among more issuers. All securities in which a Fund may invest are inherently subject to market risk, and the market value of a Fund's investments will fluctuate.


REPURCHASE AGREEMENTS Each Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.


Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.


RESTRICTED SECURITIES Some of the securities each Fund buys may be considered "restricted securities." Restricted securities are securities with legal or contractual restrictions on resale, including securities that are not registered under the 1933 Act. Securities not registered under the 1933 Act may not be sold without first being registered, unless there is an available exemption under the 1933 Act. Normally the costs of registering these securities are borne by the issuer. Restricted securities involve certain risks, including the risk that a secondary market may not exist when a holder wants to sell them. In addition, the price and valuation of these securities may reflect a discount because they are perceived as having less liquidity than similar securities that are not restricted.


As with other securities in a Fund's portfolio, if no readily available market quotations exist for restricted securities, they will be valued at fair value in accordance with procedures adopted by the board of trustees. If a Fund suddenly has to sell restricted securities, time constraints or a lack of interested, qualified buyers may prevent the Fund from receiving the carrying value of the securities at the time of the sale. Alternatively, the manager may sell unrestricted securities it might have retained if the Fund had only held unrestricted securities.

The board of trustees has authorized each Fund to invest in restricted securities and to consider them liquid (and thus not subject to the 10% limitation on illiquid securities) to the extent the manager determines that there is a liquid institutional or other market for these securities. For example, restricted securities may be freely transferred among qualified institutional buyers under Rule 144A of the 1933 Act, and in some cases a liquid institutional market has developed.

On an ongoing basis, the board of trustees will review the manager's decisions to treat restricted securities as liquid - including the manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security can be considered liquid, the manager and the board of trustees will take into account the following factors: (i) the frequency of trades and quotes for the security, (ii) the number of dealers willing to buy or sell the security and the number of potential buyers, (iii) dealer undertakings to make a market in the security, and (iv) the nature of the security and nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a Fund invests in restricted securities that are deemed to be liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

SHORT-SELLING In a short sale, a Fund sells a security it does not own in anticipation of a decline in the market value of that security. The security sold must be listed on a national exchange. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at this time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.

In addition to the short sales discussed above, a Fund may also make short sales "against the box." A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. Each Fund at no time will have more than 15% of the value of its net assets in deposits on short sales against the box.

No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets. In addition, short sales of the securities of any single issuer, which must be listed on a national exchange, may not exceed 5% of the Fund's net assets or 5% of any class of such issuer's securities in the case of Balance Sheet Fund, and 2% of the Fund's net assets or 2% of any class of such issuer's securities in the case of Small Cap Value Fund.

Each Fund will place in a segregated account with its custodian bank an amount of cash or U.S. government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and
(b) any cash or U.S. government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). This segregated account will be marked-to-market daily, provided that at no time will the amount deposited in it plus the amount deposited with the broker as collateral be less than the market value of the securities at the time they were sold short.

STANDBY COMMITMENT AGREEMENTS If a Fund enters into a standby commitment agreement, it will be obligated, for a set period of time, to buy a certain amount of a security that may be issued and sold to the Fund at the option of the issuer. The price of the security is set at the time of the agreement. A Fund will receive a commitment fee typically equal to 0.5% of the purchase price of the security. The Fund will receive this fee regardless of whether the security is actually issued.

Each Fund may enter into a standby commitment agreement to invest in the security underlying the commitment at a yield or price that the manager believes is advantageous to the Fund. A Fund will not enter into a standby commitment if the remaining term of the commitment is more than 45 days. If a Fund enters into a standby commitment, it will keep cash or high-grade marketable securities in a segregated account with its custodian bank in an amount equal to the purchase price of the securities underlying the commitment.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on a Fund's books on the date the security can reasonably be expected to be issued. The value of the security will then be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. If the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

STRUCTURED NOTES Each Fund may invest up to 5% of its total assets in structured notes. Structured notes entitle their holders to receive some portion of the principal or interest payments that would be due on traditional debt obligations. A zero coupon bond, which is the right to receive only the principal portion of a debt security, is a simple form of structured note. A structured note's performance or value may be linked to a change in return, interest rate, or value at maturity of the change in an identified or "linked" equity security, currency, interest rate, index or other financial indicator. The holder's right to receive principal or interest payments on a structured note may also vary in timing or amount, depending on changes in certain rates of interest or other external events.


TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.


Temporary defensive investments generally may include: (1) securities of the U.S. government and certain of its agencies and instrumentalities that mature in one year or less from the date of purchase, including U.S. Treasury bills, notes and bonds, and securities of the Government National Mortgage Association, the Federal Housing Administration and other agency or instrumentality issues or guarantees that are supported by the full faith and credit of the U.S. government; (2) obligations issued or guaranteed by other U.S. government agencies or instrumentalities, some of which are supported by the right of the issuer to borrow from the U.S. government (E.G., obligations of the Federal Home Loan Banks) and some of which are backed by the credit of the issuer itself (E.G., obligations of the Student Loan Marketing Association); (3) bank obligations, including negotiable or non-negotiable CDs (subject to the 10% aggregate limit on the Fund's investment in illiquid securities), letters of credit and bankers' acceptances, or instruments secured by these types of obligations, issued by banks and savings institutions that are subject to regulation by the U.S. government, its agencies or instrumentalities and that have assets of over $1 billion, unless these types of obligations are guaranteed by a parent bank that has total assets in excess of $5 billion; (4) commercial paper considered by the manager to be of high quality, which must be rated within the two highest rating categories by S&P or Moody's or, if unrated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and (5) corporate obligations including, but not limited to, corporate notes, bonds and debentures considered by the manager to be high grade or that are rated within the two highest rating categories by S&P or Moody's. The manager may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

TRADE CLAIMS Each Fund may buy trade claims from creditors of companies in financial difficulty who seek to reduce the number of debt obligations they are owed. Such trade creditors generally sell their claims in an attempt to improve their balance sheets and reduce uncertainty regarding payments. For buyers, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, have the potential for higher income and capital appreciation should the debt issuer's financial position improve. Trade claims are generally liquid, as there is a secondary market, but the board of trustees will monitor their liquidity. An investment in trade claims is speculative and there can be no guarantee that the debt issuer will ever be able to satisfy the obligation. Further, trading in trade claims is not regulated by federal securities laws but primarily by bankruptcy and commercial laws. Because trade claims are unsecured obligations, holders may have a lower priority than secured or preferred creditors. At the present time, however, each Fund intends to limit these investments to no more than 5% of its net assets.

VALUE INVESTING When a Fund buys securities of companies emerging from bankruptcy, it may encounter risks that do not exist with other investments. Companies emerging from bankruptcy may have some difficulty retaining customers and suppliers who prefer transacting with solvent organizations. If new management is installed in a company emerging from bankruptcy, the management may be considered untested; if the existing management is retained, the management may be considered incompetent. Further, even when a company has emerged from bankruptcy with a lower level of debt, it may still retain a relatively weak balance sheet. During economic downturns these companies may not have sufficient cash flow to pay their debt obligations and may also have difficulty finding additional financing. In addition, reduced liquidity in the secondary market may make it difficult for a Fund to sell the securities or to value them based on actual trades.

Each Fund's emphasis on securities believed to be undervalued by the market uses a technique followed by certain very wealthy investors highlighted by the media and a number of private partnerships with very high minimum investments. It requires not only the resources to undertake exhaustive research of little followed, out-of-favor securities, but also the patience and discipline to hold these investments until their intrinsic values are ultimately recognized by others in the marketplace. There can be no assurance that this technique will be successful for the Fund or that the Fund will achieve its investment goal.

WARRANTS A warrant is typically a long-term option issued by a corporation which gives the holder the privilege of buying a specified number of shares of the underlying common stock at a specified exercise price at any time on or before an expiration date. Stock index warrants entitle the holder to receive, upon exercise, an amount in cash determined by reference to fluctuations in the level of a specified stock index. If a Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless. Further, each Fund does not intend to invest directly in warrants (valued at the lower of cost or market) in excess of 5% of the value of the Fund's net assets. No more than 2% of the value of a Fund's net assets may be invested in warrants (valued at the lower of cost or market) that are not listed on the New York or American Stock Exchange.

WHEN-ISSUED, DELAYED DELIVERY AND TO-BE-ANNOUNCED (TBA) TRANSACTIONS are arrangements under which a Fund buys securities that have been authorized but not yet issued with payment for and delivery of the security scheduled for a future time, generally within 15 to 60 days. Purchases of securities on a when-issued or delayed delivery basis are subject to the risk that the value or the yields at delivery may be more or less than the purchase price or yields available when the transaction was entered into. To the extent the Fund engages in these transactions, it will do so only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, and not for the purpose of investment leverage. Although a Fund will generally buy securities on a when-issued or TBA basis with the intention of holding the securities, it may sell the securities before the settlement date if the manager believes it is advisable to do so.

When a Fund is the buyer in this type of transaction, it will maintain, in a segregated account with its custodian bank, cash or marketable securities having an aggregate value equal to the amount of the Fund's purchase commitments until payment is made. As a buyer in one of these transactions, a Fund relies on the seller to complete the transaction. The seller's failure to do so may cause the Fund to miss a price or yield considered advantageous to the Fund. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. Entering into a when-issued, delayed delivery or TBA transaction is a form of leverage that may affect changes in net asset value to a greater extent.

ZERO COUPON SECURITIES AND PAY-IN-KIND BONDS Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payments of interest before maturity or a specified date when the securities begin paying current interest (the cash payment date) and therefore are generally issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon or deferred interest securities having similar maturities and credit quality.

Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds.

OFFICERS AND TRUSTEES
------------------------------------------------------------------------------


The Trust has a board of trustees. Each trustee will serve until that person's successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering each Fund's day-to-day operations. The board also monitors each Fund to ensure no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.


The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS


---------------------------------------------------------------------------
                                            NUMBER OF
                                           PORTFOLIOS
                                             IN FUND
 NAME, AGE AND     POSITION     LENGTH OF    COMPLEX          OTHER
    ADDRESS                    TIME SERVED  OVERSEEN   DIRECTORSHIPS HELD
                                            BY BOARD
                                             MEMBER*
---------------------------------------------------------------------------
FRANK T. CROHN  Trustee        Since 1989       5      Director, Unity
(78)                                                   Mutual Life
One Franklin                                           Insurance Company.
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Eastport Lobster & Fish Company; and FORMERLY, Chief Executive Officer and Chairman, Financial Benefit Life Insurance Company (insurance and annuities) (until 1996); Chief Executive Officer, National Benefit Life Insurance Co. (insurance) (1963-1982); and Director, AmVestors Financial Corporation (until
1997).
---------------------------------------------------------------------------
BURTON J.       Trustee        Since 2001      14      None
GREENWALD (73)
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates, Management Consultants to the Financial Services Industry.

---------------------------------------------------------------------------
CHARLES RUBENS  Trustee        Since 1989      11      None
II (72)
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
---------------------------------------------------------------------------
LEONARD RUBIN   Trustee        Since 1989      11      None
(77)
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Partner in LDR Equities, LLC (manages various personal investments); and FORMERLY, President, F.N.C. Textiles, Inc.; and Chairman of the Board, Carolace Embroidery Co., Inc. (until 1996).
---------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
---------------------------------------------------------------------------
 NAME, AGE AND     POSITION     LENGTH OF   NUMBER OF
   ADDRESS                     TIME SERVED PORTFOLIOS
                                             IN FUND
                                             COMPLEX          OTHER
                                            OVERSEEN    DIRECTORSHIPS HELD
                                            BY BOARD
                                             MEMBER*
---------------------------------------------------------------------------
**WILLIAM J.    Trustee,       Trustee and      16     None
LIPPMAN (78)    President and  President
One Parker      Chief          since 1989
Plaza, 9th      Executive      and Chief
Floor           Officer -      Executive
Fort Lee, NJ    Investment     Officer -
07024           Management     Investment
                                   Management
                                   since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Resources, Inc. and Franklin Private
Client Group, Inc.; President, Franklin Advisory Services, LLC.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of two of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------
HARMON E.       Vice President Since 1989  Not         None
BURNS (58)                                 Applicable
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------
MARTIN L.       Vice President Since 1995  Not         None
FLANAGAN (42)                              Applicable
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------
JIMMY D.        Senior Vice     Since 2002  Not Applicable    None
GAMBILL (55)    President and
500 East        Chief
Broward Blvd.   Executive
Suite 2100      Officer
Fort            -Finance and
Lauderdale, FL  Administration
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 50 of the investment companies in Franklin Templeton
Investments.
---------------------------------------------------------------------------
DAVID P. GOSS   Vice President Since 2000  Not         None
(55)                                       Applicable
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until
1999) and Franklin Select Realty Trust (until 2000).
---------------------------------------------------------------------------
BARBARA J.      Vice President Since 2000  Not         None
GREEN (55)                                 Applicable
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.;
Senior Vice President, Templeton Worldwide, Inc.; officer of one of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
---------------------------------------------------------------------------
RUPERT H.       Vice President Since 1989  Not         None
JOHNSON, JR.                               Applicable
(62)
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources,
Inc. and of 48 of the investment companies in Franklin Templeton
Investments.
---------------------------------------------------------------------------
MICHAEL O.      Vice           Since 2002  Not         Director, FTI
MAGDOL (65)     President -                Applicable  Banque, Arch
600 5th Avenue  AML Compliance                         Chemicals, Inc.
Rockefeller                                            and Lingnan
Center                                                 Foundation.
New York, NY
10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------
KIMBERLEY       Treasurer and  Treasurer   Not         None
MONASTERIO (39) Chief          since 2000  Applicable
One Franklin    Financial      and Chief
Parkway         Officer        Financial
San Mateo, CA                  Officer
94403-1906                     since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 34 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------
MURRAY L.       Vice           Since 2000  Not         None
SIMPSON (65)    President and              Applicable
One Franklin    Secretary
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin
Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until
2000); and Director, Templeton Asset Management Ltd. (until 1999).
---------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.


**William J. Lippman is considered an interested person of the Trust under the federal securities laws due to his position as President of Franklin Advisory Services, LLC, which is the Trust's adviser.

The Trust pays noninterested board members $3,550 per quarter plus $3,200 per meeting attended. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Funds or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

                                                         NUMBER OF BOARDS
                         TOTAL FEES      TOTAL FEES        IN FRANKLIN
                          RECEIVED     RECEIVED FROM        TEMPLETON
                          FROM THE       FRANKLIN        INVESTMENTS ON
                           TRUST/1      TEMPLETON      WHICH EACH SERVES/3
          NAME               ($)      INVESTMENTS/2 ($)
---------------------------------------------------------------------------
Frank T. Crohn              33,905          39,000              2
Burton J. Greenwald         33,905          73,750              4
Charles Rubens II           33,905         104,000              3
Leonard Rubin               33,905         118,000              3

1. For the fiscal year ended October 31, 2002.
2. For the calendar year ended December 31, 2002.
3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2002.

INDEPENDENT BOARD MEMBERS

---------------------------------------------------------------------------
                                                       AGGREGATE DOLLAR
                                                       RANGE OF EQUITY
                                                      SECURITIES IN ALL
                                                    FUNDS OVERSEEN BY THE
                                                     BOARD MEMBER IN THE
                          DOLLAR RANGE OF EQUITY      FRANKLIN TEMPLETON
   NAME OF TRUSTEE       SECURITIES IN EACH FUND         FUND COMPLEX
--------------------------------------------------------------------------
                               Balance Sheet Fund
                                  Over $100,000
Frank T. Crohn                                          Over $100,000
                              Small Cap Value Fund
                               $50,001 - $100,000
--------------------------------------------------------------------------
                               Balance Sheet Fund
Burton J. Greenwald           Over $100,000
                                                        Over $100,000
--------------------------------------------------------------------------
                               Balance Sheet Fund
                                  Over $100,000
Charles Rubens II                                       Over $100,000
                              Small Cap Value Fund
                                  Over $100,000
--------------------------------------------------------------------------
                               Balance Sheet Fund
                                  Over $100,000
Leonard Rubin                                           Over $100,000
                              Small Cap Value Fund
                                  Over $100,000
--------------------------------------------------------------------------
INTERESTED BOARD MEMBER
--------------------------------------------------------------------------
                                                      AGGREGATE DOLLAR
                                                       RANGE OF EQUITY
                                                      SECURITIES IN ALL
                                                      FUNDS OVERSEEN BY
                                                     THE BOARD MEMBER IN
                                                        THE FRANKLIN
                        DOLLAR RANGE OF EQUITY         TEMPLETON FUND
  NAME OF TRUSTEE       SECURITIES IN EACH FUND            COMPLEX
--------------------------------------------------------------------------
                          Balance Sheet Fund
                             Over $100,000
William J. Lippman                                      Over $100,000
                         Small Cap Value Fund
                          $50,001 - $100,000
--------------------------------------------------------------------------

BOARD COMMITTEES

The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent auditors, including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal accounting. The Audit Committee is comprised of the following Independent Trustees of the Trust: Frank T. Crohn, Burton J. Greenwald, Charles Rubens II and Leonard Rubin. The Nominating Committee is comprised of the following Independent Trustees of the Trust: Frank T. Crohn, Burton J. Greenwald, Charles Rubens II and Leonard Rubin.


The Trust's Nominating Committee sets trustees' fees and is responsible for the nomination of trustees to the board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, care of the Trust's address at:

P.O. Box 997151
Sacramento, CA  95899-9983


During the fiscal year ending October 31, 2002, the Audit Committee met twice and the Nominating Committee did not meet.


MANAGEMENT AND OTHER SERVICES
------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED Each Fund's manager is Franklin Advisory Services, LLC. The manager is an indirect, wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for each Fund to buy, hold or sell. The manager also selects the brokers who execute each Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.


The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of each Fund. Similarly, with respect to each Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by a Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, Federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for a Fund or that are currently held by a Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

During the past fiscal year, the board, including a majority of noninterested or independent trustees, approved renewal of the Fund's management agreement. In reaching this decision, the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for a board meeting held annually to specifically consider such renewal. Information furnished throughout the year included reports on each Fund's investment performance, expenses, portfolio composition and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by the manager and its affiliates, as well as periodic reports relating to compliance with each Fund's investment policies and restrictions. The information furnished annually to the board also included special reports prepared by an independent third party analyst comparing each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by the independent third party analyst as well as information relating to the manager's profitability.

In considering such material, the independent board members received assistance and advice from and met separately with independent counsel. Based upon its review of such material and information together with such other information as it deemed relevant, the board, including a majority of independent trustees, concluded that continuance of the management agreement was appropriate and in the best interest of Fund shareholders. In reaching this decision, the board took into account a combination of factors, including the following:

o PERFORMANCE. Performance of the Balance Sheet Fund and Small Cap Value Fund was considered in reference to a peer group of small-cap value funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Funds in comparison with this peer group, in comparison to those particular indices relevant to small-cap value funds, and to each Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Balance Sheet Fund and Small Cap Value Fund in relation to those within the relevant peer group of small-cap value funds, as selected by the independent third party analyst. Emphasis is placed on each Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o QUALITY OF SERVICES. In considering the scope and quality of investment management services, consideration was given to the manager's continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with Fund investment policies and restrictions, as well as the code of ethics which governs personal securities trading by Fund management. Consideration was also given to the scope and quality of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates. In performing this evaluation, the board considers factors such as the level of expenditures in and improvements and enhancements of services provided, as well as data and reports evidencing or measuring the various levels of services provided. In addition to third party data and reports, the trustees, all of whom have significant investments in one or more of the Franklin Templeton family of funds, check on and informally report from time to time on, the level of service personally experienced by them as shareholders. The board also considered the benefit to Fund shareholders of investing in a fund that is part of a large family of funds offering a variety of investment choices and shareholder services.

o MANAGER'S PROFITABILITY. The trustees considered the manager's level of profitability in providing management and other services to the Franklin Templeton funds, including the Fund. In doing so, the trustees considered materials and reports prepared annually by the manager that address profitability from its overall U.S. fund business, as well as from services provided to the individual funds, including the Fund. The board reviews and discusses in detail the basis on which such reports are prepared and reviews the reasonableness of the cost allocation methodology utilized by the Fund's independent auditors. The board also considers the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. The trustees also considered the manager's profitability in comparison with available industry data.


MANAGEMENT FEES The Balance Sheet Fund pays the manager a fee equal to an annual rate of:

o     0.625 of 1% of the value of net assets up to and including $100 million;
o 0.50 of 1% of the value of net assets over $100 million and not over $250 million;
o 0.45 of 1% of the value of net assets over $250 million and not over $10 billion;
o 0.44 of 1% of the value of net assets over $10 billion and not over $12.5 billion;
o 0.42 of 1% of the value of net assets over $12.5 billion and not over $15 billion; and
o     0.40 of 1% of the value of net assets in excess of $15 billion.

The fee is computed daily according to the terms of the management agreement. Each class of the Balance Sheet Fund's shares pays its proportionate share of the fee.

The Small Cap Value Fund pays the manager a fee equal to an annual rate of:

o 0.75% on the first $500 million of the average daily net assets of the Fund;
o 0.625% on the next $500 million of the average daily net assets of the Fund;
o 0.50% on the average daily net assets of the Fund in excess of $1 billion.

The fee is computed daily according to the terms of the management agreement. Each class of the Small Cap Value Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended October 31, the Funds paid the following management fees:

                                    MANAGEMENT FEES PAID ($)
                                    ------------------------
                              2002            2001             2000
---------------------------------------------------------------------------
Balance Sheet Fund         11,038,676       6,217,664        4,933,240
Small Cap Value Fund/1      1,715,207       1,063,844          696,027

1. For the fiscal years ended October 31, 2002, 2001 and 2000, management fees, before any advance waiver, totaled $1,783,265, $1,086,659 and $704,748, respectively. Under an agreement by the manager to limit its fees and to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Small Cap Value Fund paid the management fees shown.



ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Funds. FT Services is wholly owned by Resources and is an affiliate of the Funds' manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of each Fund's average daily net assets up to $200 million;
o 0.135% of average daily net assets over $200 million up to $700 million;
o 0.10% of average daily net assets over $700 million up to $1.2 billion;
    and
o 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended October 31, the manager paid FT Services the following administration fees:


                                    ADMINISTRATION FEES PAID ($)
                                    ----------------------------
                              2002            2001             2000
---------------------------------------------------------------------------
Balance Sheet Fund          2,381,527       1,561,488        1,312,946
Small Cap Value Fund          349,729         217,110          140,597

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is each Fund's shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is located at One Franklin Parkway, San Mateo, CA 94403-1906. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.

Investor Services receives a fee for servicing Fund shareholder accounts. The Funds also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Funds.

The Funds may also pay servicing fees to certain financial institutions that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an employer sponsored retirement plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from a Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from each Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of each Fund's securities and other assets.


AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Funds' independent auditor. The auditor gives an opinion on the financial statements included in the Trust's Annual Report to Shareholders and reviews the Trust's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
------------------------------------------------------------------------------

The manager selects brokers and dealers to execute each Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless the manager believes that trading on a principal basis will not provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Funds. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Funds' officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Funds tender portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Funds, any portfolio securities tendered by a Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of a Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as a Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.

During the last three fiscal years ended October 31, the Funds paid the following brokerage commissions:


                                    BROKERAGE COMMISSIONS ($)
                                    -------------------------
                              2002            2001             2000
---------------------------------------------------------------------------
Balance Sheet Fund          1,796,048       1,451,940         959,302
Small Cap Value Fund          372,220         333,554         188,924

For the fiscal year ended October 31, 2002, the Funds paid brokerage commissions from aggregate portfolio transactions to brokers who provided research services as follows:

                                                    AGGREGATE
                                BROKERAGE           PORTFOLIO
                               COMMISSIONS         TRANSACTIONS
                                   ($)                 ($)
--------------------------------------------------------------------
Balance Sheet Fund              1,573,296          590,018,424
Small Cap Value Fund              228,708           82,430,465

As of October 31, 2002, the Funds did not own securities of their regular broker-dealers.

Because the Funds may, from time to time, invest in broker-dealers, it is possible that the Funds will own more than 5% of the voting securities of one or more broker-dealers through whom each Fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Funds. To the extent the Funds place brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Funds, the Funds will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Funds to adhere to procedures adopted by the board to ensure that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------

MULTICLASS DISTRIBUTIONS The Balance Sheet and Small Cap Value Funds, as funds with multiple classes of shares, each calculate income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.


DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends a Fund pays are taxable to you as ordinary income.

DISTRIBUTIONS OF CAPITAL GAINS

CAPITAL GAIN DISTRIBUTIONS. A Fund may realize capital gains and losses on the sale of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

TAXATION OF FIVE YEAR GAINS.


o SHAREHOLDERS IN THE 10 AND 15% FEDERAL BRACKETS. If you are in the 10 or 15% individual income tax bracket, capital gain distributions generally are subject to a maximum rate of tax of 10%. However, if you receive distributions from a Fund's sale of securities that it owned for more than five years, these gains are subject to a maximum rate of tax of 8%. Each Fund will inform you in January of the portion of any capital gain distributions you received for the previous year that were five year gains qualifying for this reduced tax rate.

o SHAREHOLDERS IN HIGHER FEDERAL BRACKETS. If you are in a higher individual income tax bracket (the 27% or higher bracket in 2002 and 2003, or the 26% or higher bracket in 2004 and 2005), capital gain distributions generally are subject to a maximum rate of tax of 20%. BEGINNING IN THE YEAR 2006, any distributions from a Fund's sale of securities purchased after January 1, 2001, that it owned for more than five years will be subject to a maximum rate of tax of 18%.


INVESTMENTS IN FOREIGN SECURITIES The next three paragraphs describe tax considerations that are applicable to funds that invest in foreign securities.

EFFECT OF FOREIGN WITHHOLDING TAXES. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC SECURITIES. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). Each has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.


SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

TAXATION OF FIVE YEAR GAINS.

o SHAREHOLDERS IN THE 10 AND 15% FEDERAL BRACKETS. If you are in the 10 or 15% individual income tax bracket, gains from the sale of your Fund shares generally are subject to a maximum rate of tax of 10%. However, if you owned your shares for more than five years, these gains are subject to a maximum rate of tax of 8%.

o SHAREHOLDERS IN HIGHER FEDERAL BRACKETS. If you are in a higher individual income tax bracket (the 27% or higher bracket in 2002 and 2003, or 26% or higher bracket in 2004 and 2005), gains from the sale of your Fund shares generally are subject to a maximum rate of tax of 20%. BEGINNING IN THE YEAR 2006, any gains from the sale of Fund shares purchased after January 1, 2001, that you owned for more than five years will be subject to a maximum rate of tax of 18%. However, if you made an election to mark your Fund shares to market as of January 2, 2001, any Fund shares that you acquired before this date will also be eligible for the 18% maximum rate of tax, BEGINNING IN 2006.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.


WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association
(FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.


DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because a significant portion of the income of each Fund is generally derived from investments in domestic securities, it is anticipated that some or all of the dividends paid by each Fund will qualify for this deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

INVESTMENT IN COMPLEX SECURITIES Each Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example:

DERIVATIVES. Each Fund is permitted to invest in certain options, including options on securities indices. The Small Cap Value Fund is also permitted to invest in certain futures contracts (including financial futures, options on financial futures and stock index futures contracts), forwards and foreign currency contracts. If the Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund would also be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.


CONSTRUCTIVE SALES. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

TAX STRADDLES. A Fund's investment in options, futures, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

ENHANCED AND SYNTHETIC CONVERTIBLE SECURITIES. Each Fund is permitted to invest in enhanced convertible preferred securities (i.e., convertible securities restructured to offer enhanced convertibility and/or yield characteristics). Each Fund is also permitted to invest in synthetic convertible securities comprised of a fixed income security and warrants or options. When combined, these investments achieve the same economic effect as an investment in a traditional convertible security: a desired income stream and the right to acquire shares of the underlying equity security. Even though these enhanced and synthetic convertible securities are economically equivalent to traditional convertible securities, each security forming part of such an investment is analyzed separately, and the tax consequences of an investment in the component parts of these securities could differ from those of an investment in traditional convertible securities.


STRUCTURED INVESTMENTS. Each Fund is also permitted to invest in entities organized to restructure the investment characteristics of particular groups of securities. For example, each Fund is permitted to invest in structured notes that are designed to give the holder a specific portion of the principal or interest payments that would otherwise be payable in the case of a traditional debt security. A Fund also could invest in a security that is backed by an interest in an underlying group of securities, or is accompanied by a put or other feature that adjusts the burdens and benefits of ownership of the security. By investing in these securities, the Fund could be subject to tax consequences that differ from those of investment in traditional debt or equity securities.


SECURITIES PURCHASED AT DISCOUNT. Each Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If a Fund invests in these securities, it could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Each of these investments by a Fund in complex securities is subject to special tax rules that could affect the amount, timing and/or tax character of income realized by a Fund and distributed to you.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
------------------------------------------------------------------------------

The Funds are non-diversified series of Franklin Value Investors Trust (Trust), an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Massachusetts business trust on September 11, 1989, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Funds. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Funds' assets if you are held personally liable for obligations of the Funds. The Declaration of Trust provides that the Funds shall, upon request, assume the defense of any claim made against you for any act or obligation of the Funds and satisfy any judgment thereon. All such rights are limited to the assets of the Funds. The Declaration of Trust further provides that the Funds may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Funds, their shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Funds as investment companies, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Funds' total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and each Fund itself is unable to meet its obligations.


The Balance Sheet Fund currently offers five classes of shares, Class A, Class B, Class C, Class R and Advisor Class. The Balance Sheet Fund began offering Class R shares on January 1, 2002. The Small Cap Value Fund currently offers five classes of shares, Class A, Class B, Class C, Class R and Advisor Class. The Small Cap Value Fund began offering Class R shares on August 1, 2002. The Funds may offer additional classes of shares in the future. The full title of each class is:

o     Franklin Balance Sheet Investment Fund - Class A
o     Franklin Balance Sheet Investment Fund - Class B
o     Franklin Balance Sheet Investment Fund - Class C
o     Franklin Balance Sheet Investment Fund - Class R
o     Franklin Balance Sheet Investment Fund - Advisor Class

o     Franklin Small Cap Value Fund - Class A
o     Franklin Small Cap Value Fund - Class B
o     Franklin Small Cap Value Fund - Class C
o     Franklin Small Cap Value Fund - Class R
o     Franklin Small Cap Value Fund - Advisor Class


Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.


As of January 31, 2003, the principal shareholders of the Funds, beneficial or of record, were:


  NAME AND ADDRESS               SHARE CLASS   PERCENTAGE (%)
  -------------------------------------------------------------
  BALANCE SHEET FUND
  Firnom & Co.                     Advisor         10.43
  100 S. Phillips Ave
  PO Box 51856
  Sioux Falls, SD 57117-5186

  Trust Company of Illinois        Advisor         73.16
  45 S Park Blvd., Ste 315
  Glen Ellyn, IL 60137-6280

  SMALL CAP VALUE FUND
  NFSC FEBO U71-000027             Advisor         20.60
  First Command Bank Trust Dept.
  PO Box 901075
  Fort Worth, TX 76101

  FTB&T Trustee for Defined        Advisor         11.21
  Contribution Svcs
  Franklin Resources, Inc.
  Profit Sharing Plan
  P.O. Box 2438
  Rancho Cordova, CA  95741-2438



Note: Rupert H. Johnson, Jr., who is an officer of the Trust, serves on the administrative committee of the Franklin Resources, Inc. Profit Sharing 401(k) Plan, which owns shares of the Small Cap Value Fund. In that capacity, he participates in the voting of such shares. Rupert H. Johnson, Jr. disclaims beneficial ownership of any shares of the Funds owned by the Franklin Templeton Profit Sharing 401(k) Plan.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


As of January 31, 2003, the officers and board members, as a group, owned of record and beneficially 4.50% of Small Cap Value Fund - Advisor Class and less than 1% of the outstanding shares of the other Fund and classes. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
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The Funds continuously offer their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Funds may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of a Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to a Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

GROUP PURCHASES As described in the prospectus, members of a qualified group may add the group's investments together for minimum investment purposes.

A qualified group is one that:

o     Was formed at least six months ago,

o     Has a purpose other than buying Fund shares at a discount,

o     Has more than 10 members,

o     Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.


DEALER COMPENSATION Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton funds. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton funds. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.


Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goal exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with a Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to a Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, each Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
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When you buy and sell shares, you pay and receive the net asset value (NAV) per share.


The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.


Each Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Funds do not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market as determined by the manager.

Each Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

Each Fund determines the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the NAV. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, each Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
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Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of each Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Fund for acting as underwriter of each Fund's Advisor Class shares.

PERFORMANCE
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Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of shares quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.


Effective January 1, 1997, the Small Cap Value Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 1997, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after January 1, 1997, Advisor Class standardized performance quotations are calculated as described below.

Effective March 1, 2001, the Balance Sheet Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to March 1, 2001, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after March 1, 2001, Advisor Class standardized performance quotations are calculated as described below.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


The average annual total returns before taxes for the indicated periods ended October 31, 2002, were:


                                     1           5          10        SINCE
                      INCEPTION     YEAR       YEARS      YEARS     INCEPTION
ADVISOR CLASS            DATE       (%)         (%)        (%)         (%)
-------------------------------------------------------------------------------
Balance Sheet Fund    04/02/90      3.11       5.40       13.30        N/A
Small Cap Value Fund
                      03/11/96     -1.07       -1.42       N/A        7.25

The following SEC formula was used to calculate these figures:
      n
P(1+T)  = ERV

where:

P     =     a hypothetical initial payment of $1,000
T     =     average annual total return
n     =     number of years
ERV   =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period


AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

Each Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). The average annual total returns after taxes on distributions for the indicated periods ended October 31, 2002, were:

                                     1           5          10        SINCE
                      INCEPTION     YEAR       YEARS      YEARS     INCEPTION
ADVISOR CLASS            DATE       (%)         (%)        (%)         (%)
-------------------------------------------------------------------------------
Balance Sheet Fund    04/02/90      2.19       4.11       11.55        N/A
Small Cap Value Fund  03/11/96
                                   -1.15       -1.56       N/A        6.95

The following SEC formula was used to calculate these figures:
      n
P(1+T)  = ATV/D

where:

P     =     a hypothetical initial payment of $1,000
T     =     average annual total return (after taxes on distributions)
n     =     number of years
ATV/D =     ending value of a hypothetical $1,000 payment made at the
            beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

Each Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). The average annual total returns after taxes on distributions and redemption for the indicated periods ended October 31, 2002, were:

                                     1           5          10        SINCE
                      INCEPTION     YEAR       YEARS      YEARS     INCEPTION
ADVISOR CLASS            DATE       (%)         (%)        (%)         (%)
-------------------------------------------------------------------------------
Balance Sheet Fund    04/02/90      2.40       3.87       10.52        N/A
Small Cap Value Fund
                      03/11/96     -0.65       -1.19       N/A        5.85


The following SEC formula was used to calculate these figures:
      n
P(1+T)  = ATV/DR

where:

P     =     a hypothetical initial payment of $1,000
T     =     average annual total return (after taxes on distributions and redemptions)
n     =     number of years
ATV/DR=     ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption.

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended October 31, 2002, were:


                                     1           5          10        SINCE
                      INCEPTION     YEAR       YEARS      YEARS     INCEPTION
ADVISOR CLASS            DATE       (%)         (%)        (%)         (%)
-------------------------------------------------------------------------------
Balance Sheet Fund    04/02/90      3.11       30.09      248.73       N/A
Small Cap Value Fund
                      03/11/96     -1.07       -6.90       N/A        59.16


VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Sales literature referring to the use of a Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in the Funds may satisfy your investment goal, advertisements and other materials about the Funds may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged capitalization-weighted index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

o Lipper, Inc. - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o Financial publications: THE WALL STREET JOURNAL, and BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.


o Historical data supplied by the research departments of CS First Boston Corporation, JPMorgan Chase Bank, Salomon Smith Barney Inc., Merrill Lynch, and Lehman Brothers(R).

o Morningstar(R) - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.


ADDITIONAL COMPARISONS - SMALL CAP VALUE FUND

o STOCKS, BONDS, BILLS, AND INFLATION, published by Ibbotson Associates - historical measure of yield, price, and total return for large and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published in the U.S. SAVINGS & LOAN LEAGUE FACT BOOK.

From time to time, advertisements or information for each Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare each Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
------------------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in a Fund cannot guarantee that these goals will be met.


The Funds are members of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $257 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 101 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
------------------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)


INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.














                         FRANKLIN VALUE INVESTORS TRUST
                               File Nos. 33-31326
                                    811-5878
                                    FORM N-1A
                                     PART C
                                OTHER INFORMATION

      ITEM 23.    EXHIBITS.

      The following exhibits are incorporated by reference to the previously filed document indicated below, except as noted:

      (a)         Agreement and Declaration of Trust

            (i)   Agreement and Declaration of Trust dated September 11, 1989
                  Filing: Post-Effective Amendment No. 8 to Registration Statement on Form N-1A
                  File No. 33-31326
                  Filing Date: September 21, 1995

            (ii) Certificate of Amendment of Agreement and Declaration of Trust of Franklin Balance Sheet Investment Fund dated September 21, 1995
                  Filing: Post-Effective Amendment No. 9 to Registration Statement on Form N-1A
                  File No. 33-31326
                  Filing Date: December 26, 1995

      (b)   By-laws

            (i)   By-Laws
                  Filing: Post-Effective Amendment No. 8 to Registration Statement on Form N-1A
                  File No. 33-31326
                  Filing Date: September 21, 1995

      (c)   Instruments Defining Rights of Security Holders

            Not Applicable

      (d)   Investment Advisory Contracts

           (i) Management Agreement between Registrant on behalf of Franklin Balance Sheet Investment Fund and Franklin Advisory Services, LLC, dated April 1, 1999
                  Filing: Post-Effective Amendment No. 20 to Registration Statement on Form N-1A
                  File No. 33-31326
                  Filing Date: February 25, 2000

           (ii) Management Agreement between Registrant on behalf of Franklin MicroCap Value Fund and Franklin Advisory Services, LLC, dated April 1, 1999
                  Filing: Post-Effective Amendment No. 20 to Registration Statement on Form N-1A
                  File No. 33-31326
                  Filing Date: February 25, 2000

           (iii) Management Agreement between Registrant on behalf of Franklin Value Fund and Franklin Advisory Services, LLC, dated April 1, 1999
                  Filing: Post-Effective Amendment No. 20 to Registration Statement on Form N-1A
                  File No. 33-31326
                  Filing Date: February 25, 2000

           (iv) Investment Advisory Agreement dated June 1, 2000 between Registrant on behalf of Franklin Large Cap Value Fund and Franklin Advisory Services, LLC
                  Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                  File No. 33-31326
                  Filing Date: February 27, 2001

      (e)   Underwriting Contracts

           (i) Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc., dated October 31, 2000
                  Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                  File No. 33-31326
                  Filing Date: February 27, 2001

            (ii) Forms of Dealer Agreements between Franklin/Templeton Distributors, Inc. and Securities Dealers, dated March 1, 1998
                  Filing: Post-Effective Amendment No. 18 to Registration Statement on Form N-1A
                  File No. 33-31326
                  Filing Date: December 29, 1998

      (f)   Bonus or Profit Sharing Contracts

            Not Applicable

      (g)   Custodian Agreements

           (i) Master Custodian Agreement between Registrant and Bank of New York dated February 16, 1996
                  Filing: Post-Effective Amendment No. 11 to Registration Statement on Form N-1A
                  File No. 33-31326
                  Filing Date: March 8, 1996

           (ii)   Amendment dated May 7, 1997 to Master Custody
                  Agreement between Registrant and Bank of New York dated February 16, 1996
                  Filing: Post-Effective Amendment No. 18 to Registration Statement on Form N-1A
                  File No. 33-31326
                  Filing Date: December 29, 1998

          (iii) Amendment dated February 27, 1998 to Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                  Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                  File No. 33-31326
                  Filing Date: February 27, 2001

          (iv) Amendment dated May 1, 2002, to Exhibit A of the Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996

          (v) Amendment dated May 16, 2001, to the Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                  Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
                  File No. 33-31326
                  Filing Date: December 20, 2001

          (vi) Amended and Restated Foreign Custody Manager Agreement between Registrant and Bank of New York as of May 16, 2001
                  Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
                  File No. 33-31326
                  Filing Date: December 20, 2001

          (vii) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996
                  Filing: Post-Effective Amendment No. 11 to Registration Statement on Form N-1A
                  File No. 33-31326
                  Filing Date: March 8, 1996

      (h)   Other Material Contracts

            (i) Subcontract for Fund Administrative Services dated January 1, 2001 between Franklin Advisory Services, LLC and Franklin Templeton Services, LLC
                  Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                  File No. 33-31326
                  Filing Date: February 27, 2001

      (i)   Legal Opinion

            (i)   Opinion and Consent of counsel dated December 14, 1998
                  Filing: Post-Effective Amendment No. 19 to Registration Statement on Form N-1A
                  File No. 33-31326
                  Filing Date: December 29, 1998

      (j)   Other Opinions

                  Consent of Independent Auditors

      (k)         Omitted Financial Statements

                  Not Applicable

      (l)   Initial Capital Agreements

            (i) Letter of Understanding relating to Initial Capital of Franklin Balance Sheet Investment Fund dated November 17, 1989
                  Filing: Post-Effective Amendment No. 7 to Registration Statement on Form N-1A
                  File No. 33-31326
                  Filing Date: September 21, 1995

            (ii) Letter of Understanding relating to Initial Capital of Franklin MicroCap Value Fund dated November 29, 1995
                  Filing: Post-Effective Amendment No. 8 to Registration Statement on Form N-1A
                  File No. 33-31326
                  Filing date: December 1, 1995

            (iii) Letter of Understanding relating to Initial Capital
                  of Franklin Value Fund dated December 4, 1995
                  Filing: Post-Effective Amendement No. 11 to Registration Statement on Form N1-A
                  File No. 33-312326
                  Filing date: March 8, 1996

            (iv) Letter of Understanding relating to Initial Capital of Franklin Value Fund - Class C dated August 30, 1996
                  Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                  File No. 33-31326
                  Filing Date: February 27, 2001

            (v)   Letter of Understanding relating to Initial
                  Capital of Franklin Large Cap Value Fund dated May 30, 2000
                  Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                  File No. 33-31326
                  Filing Date: February 27, 2001

      (m)   Rule 12b-l Plan

            (i) Amended and Restated Distribution Plan between Franklin Balance Sheet Investment Fund and Franklin/Templeton Distributors, Inc., pursuant to Rule 12b-1 dated July 1, 1993
                  Filing: Post-Effective Amendment No. 8 to Registration Statement on Form N-1A
                  File No. 33-31326
                  Filing Date: September 21, 1995

            (ii) Distribution Plan pursuant to Rule 12b-1 between Franklin Value Investors Trust on behalf of Franklin MicroCap Value Fund and Franklin/Templeton Distributors, Inc., dated December 12, 1995
                  Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                  File No. 33-31326
                  Filing Date: February 27, 2001

            (iii) Class A Distribution Plan pursuant to Rule 12b-1 between
                  Franklin Value Investors Trust on behalf of Franklin Value Fund and Franklin/Templeton Distributors, Inc., dated March 11, 1996
                  Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                  File No. 33-31326
                  Filing Date: February 27, 2001

            (iv) Class A Distribution Plan dated June 1, 2000 pursuant to Rule 12b-1 between Franklin Value Investors Trust on behalf of Franklin Large Cap Value Fund - and Franklin/Templeton Distributors, Inc. dated June 1, 2000
                  Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                  File No. 33-31326
                  Filing Date: February 27, 2001

            (v) Class B Distribution Plan pursuant to Rule 12b-1 between Franklin Value Investors Trust on behalf of Franklin Value Fund and Franklin/Templeton Distributors, Inc., dated October 16, 1998
                  Filing: Post-Effective Amendment No. 20 to Registration Statement on Form N-1A
                  File No. 33-31326
                  Filing Date: February 25, 2000

            (vi) Class B Distribution Plan pursuant to Rule 12b-1 between Franklin Value Investors Trust on behalf of Franklin Large Cap Value Fund - Class B and Franklin/Templeton
                  Distributors, Inc. dated
                  June 1, 2000
                  Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                  File No. 33-31326
                  Filing Date: February 27, 2001

            (vii) Class B Distribution Plan Pursuant to Rule 12b-1 between
                  Franklin Value Investors Trust on behalf of Franklin Balance Sheet Investment Fund and Franklin/Templeton Distributors, Inc. dated
                  March 1, 2001
                  Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
                  File No. 33-31326
                  Filing Date: December 20, 2001

           (viii) Class C Distribution Plan Pursuant to Rule 12b-1 between Franklin Value Investors Trust on behalf of Franklin Balance Sheet Investment Fund and Franklin/Templeton Distributors, Inc. dated
                  March 1, 2001
                  Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
                  File No. 33-31326
                  Filing Date: December 20, 2001

            (ix) Class C Distribution Plan pursuant to Rule 12b-1 between Franklin Value Investors Trust on behalf of Franklin Large Cap Value and Franklin Value Fund and Franklin Templeton Distributors, Inc. dated October 31, 2000
                  Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                  File No. 33-31326
                  Filing Date: February 27, 2001

            (x) Class R Distribution Plan Pursuant to Rule 12b-1 between Franklin Value Investors Trust on behalf of Franklin Balance Sheet Investment Fund and Franklin/Templeton Distributors, Inc. dated January 1, 2002
                  Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
                  File No. 33-31326
                  Filing Date: December 20, 2001

      (n)         Rule 18f-3 Plan

            (i)   Multiple Class Plan for Franklin MicroCap Value Fund June
                  12, 1996
                  Filing: Post-Effective Amendment No. 18 to Registration Statement on Form N-1A
                  File No. 33-31326
                  Filing Date: December 29, 1998

            (ii) Multiple Class Plan for Franklin Small Cap Value Fund dated May 10, 2002

            (iii) Multiple Class Plan for Franklin Large Cap Value Fund dated
                  May 10, 2002

            (iv)  Multiple Class Plan for Franklin Balance Sheet
                  Investment Fund dated October 8, 2001
                  Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
                  File No. 33-31326
                  Filing Date: December 20, 2001

      (p)   Code of Ethics

(i)   Code of Ethics dated December 3, 2002


(q)   Power of Attorney

            (i)   Power of Attorney dated November 12, 2002

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
            WITH REGISTRANT

            None

ITEM 25.    INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Please see the Declaration of Trust, By-Laws, Management Agreement and Distribution Agreements previously filed as exhibits and incorporated herein by reference.


  ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Franklin Advisory Services, LLC (Advisory Services) is an indirect, wholly owned subsidiary of Franklin Resources, Inc. (Resources). The officers of Advisory Services also serve as officers for (1) Resources and/or (2) other investment companies in Franklin Templeton Investments. For additional information please see Part B and Schedules A and D of Form ADV of Advisory Services (SEC File 801-51967), incorporated herein by reference, which sets forth the officers and directors of Advisory Services and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 27.    PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc. (Distributors), also acts as principal underwriter of shares of:

Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Capital Growth Fund
Franklin Custodian Funds, Inc.
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Floating Rate Trust
Franklin Global Trust
Franklin Gold and Precious Metals Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Mutual Series Fund Inc.
Franklin Municipal Securities Trust
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Templeton Variable Insurance Products Trust
Institutional Fiduciary Trust

Templeton Capital Accumulator Fund
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.

b) The information required by this Item 27 with respect to each director and officer of Distributors is incorporated by reference to Part B of this Form N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

(c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are kept by the Fund or its shareholder services agent, Franklin Templeton Investor Services LLC, both of whose address is One Franklin Parkway, San Mateo, CA 94403-1906.

ITEM 29.     MANAGEMENT SERVICES

  There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30.    UNDERTAKINGS

      Not Applicable

                                    SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 27th day of February, 2003.


                                    FRANKLIN VALUE INVESTORS TRUST
                                    (Registrant)

                                    By:/s/David P. Goss
                                          Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

WILLIAM J. LIPPMAN*                      Trustee and Chief
-------------------                      Executive Officer-
William J. Lippman                       Investment Management
                                         Dated: February 27, 2003

JIMMY D. GAMBILL*                        Chief Executive Officer-
-----------------                        Finance and Administration
Jimmy D. Gambill                         Dated: February 27, 2003

KIMBERLEY H. MONASTERIO*                 Chief Financial Officer
------------------------                 Dated: February 27, 2003
Kimberley H. Monasterio

FRANK T. CROHN*                          Trustee
---------------
Frank T. Crohn                           Dated: February 27, 2003

BURTON J. GREENWALD*                     Trustee
--------------------
Burton J. Greenwald                      Dated: February 27, 2003

CHARLES RUBENS, II*                      Trustee
-------------------
Charles Rubens, II                       Dated: February 27, 2003

LEONARD RUBIN*                           Trustee
--------------
Leonard Rubin                            Dated: February 27, 2003


*By /s/David P. Goss, Attorney-in-Fact
    (Pursuant to Power of Attorney filed herewith)

                         FRANKLIN VALUE INVESTORS TRUST
                             REGISTRATION STATEMENT
                                 EXHIBITS INDEX

EXHIBIT NO.              DESCRIPTION                                  LOCATION

EX-99.(a)(i)             Agreement and Declaration of Trust dated         *
                         September 11, 1989

EX-99.(a)(ii)            Certificate of Amendment of Agreement and        *
                         Declaration of Trust of Franklin Balance
                         Sheet Investment Fund dated September 21,
                         1995

EX-99.(b)(i)             By-Laws                                          *

EX-99.(d)(i)             Management Agreement between Registrant on       *
                         behalf of Franklin Balance Sheet
                         Investment Fund and Franklin Advisory
                         Services, LLC, dated April 1, 1999

EX-99.(d)(ii)            Management Agreement between Registrant on       *
                         behalf of Franklin MicroCap Value Fund and
                         Franklin Advisory Services, LLC, dated
                         April 1, 1999

EX-99.(d)(iii)           Management Agreement between Registrant on       *
                         behalf of Franklin Value Fund and Franklin
                         Advisory Services, LLC, dated April 1, 1999

EX-99.(d)(iv)            Investment Advisory Agreement dated June         *
                         1, 2000 between Registrant on behalf of
                         Franklin Large Cap Value Fund and Franklin
                              Advisory Service, LLC

EX-99.(e)(i)             Amended and Restated Distribution                *
                         Agreement between Registrant and
                         Franklin/Templeton Distributors, Inc.,
                             dated October 31, 2000

EX-99.(e)(ii)            Forms of Dealer Agreements between               *
                         Franklin/Templeton Distributors, Inc. and
                         Securities Dealers dated March 1, 1998

EX-99.(g)(i)             Master Custodian Agreement between               *
                         Registrant and Bank of New York dated
                         February 16, 1996

EX-99.(g)(ii)            Amendment dated May 7, 1997 to Master            *
                         Custody Agreement between Registrant and
                         Bank of New York dated February 16, 1996

EX-99.(g)(iii)           Amendment dated February 27, 1998 to the         *
                         Master Custody Agreement between
                         Registrant and Bank of New York dated
                         February 16, 1996

EX-99(g (iv)             Amendment dated May 1, 2002, to Exhibit A     Attached
                         of the Master Custody Agreement between
                         Registrant and Bank of New York dated
                         February 16, 1996

EX-99 (g)(v)             Amendment dated May 16, 2001, to the             *
                         Master Custody Agreement between
                         Registrant and Bank of New York dated
                         February 16, 1996

EX-99.(g)(vi)            Amended and Restated Foreign Custody             *
                         Manager Agreement between Registrant and
                         Bank of New York dated May 16, 2001

EX-99 (g)(vii)           Terminal Link Agreement between Registrant       *
                         and Bank of New York dated February 16,
                         1996

EX-99.(h)(i)             Subcontract for Fund Administrative              *
                         Services dated January 1, 2001 between
                         Franklin Advisory Services, LLC, and
                         Franklin Templeton Services, LLC

EX-99.(i)(i)             Opinion and Consent of counsel dated             *
                         December 14, 1998

EX-99. (j)(i)            Consent of Independent Auditors              Attached

EX-99.(l)(i)             Letter of Understanding relating to              *
                         Initial Capital of Franklin Balance Sheet
                         Investment Fund dated November 17, 1989

EX-99.(l)(ii)            Letter of Understanding relating to              *
                         Initial Capital of Franklin MicroCap Value
                         Fund dated November 29, 1995

EX-99.(l)(iii)           Letter of Understanding relating to              *
                         Initial Capital of Franklin Value Fund

EX-99.(l)(iv)            Letter of Understanding relating to              *
                         Initial Capital of Franklin Value Fund -
                         Class C dated August 30, 1996

EX-99.(l)(v)             Letter of Understanding relating to              *
                         Initial Capital of Franklin Large Cap
                          Value Fund dated May 30, 2000

EX-99.(m)(i)             Amended and Restated Distribution Plan           *
                         between Franklin Balance Sheet Investment
                         Fund and Franklin/Templeton Distributors,
                         Inc., pursuant to Rule 12b-1 dated July 1,
                         1993

EX-99.(m)(ii)            Distribution Plan pursuant to Rule 12b-1         *
                         between Franklin Value Investors Trust on behalf of Franklin MicroCap Value Fund and
                         Franklin/Templeton Distributors, Inc.,
                         dated December 12, 1995

EX-99.(m)(iii)           Class A Distribution Plan Pursuant to Rule       *
                         12b-1 between Franklin Value Investors
                         Trust on behalf of Franklin Value Fund and Franklin/Templeton Distributors, Inc., dated March 11, 1996

EX-99.(m)(iv)            Class A Distribution Plan pursuant to Rule       *
                         12b-1 between Franklin Value Investors
                         Trust on behalf of Franklin Large Cap
                         Value Fund and Franklin Templeton
                         Distributors, Inc. dated June 1, 2000

EX-99.(m)(v)             Class B Distribution Plan pursuant to Rule       *
                         12b-1 between Franklin Value Investors Trust on behalf of Franklin Value Fund and Franklin/
                         Templeton Distributors, Inc.
                         dated October 16, 1998

EX-99.(m)(vi)            Class B Distribution Plan pursuant to Rule       *
                         12b-1 between Franklin Value Investors
                         Trust on behalf of Franklin Large Cap
                         Value Fund and Franklin Templeton
                         Distributors, Inc. dated June 1, 2000

EX-99.(m)(vii)           Class B Distribution Plan Pursuant to Rule       *
                         12b-1 between Franklin Value Investors
                         Trust on behalf of Franklin Balance Sheet
                         Investment Fund and Franklin/Templeton
                         Distributors, Inc. dated March 1, 2001

EX-99. (m)(viii)         Class C Distribution Plan Pursuant to Rule       *
                         12b-1 between Franklin Value Investors
                         Trust on behalf of Franklin Balance Sheet
                         Investment Fund and Franlin/Templeton
                         Distributors, Inc. dated March 1, 2001

EX-99.(m)(ix)            Class C Distribution Plan pursuant to Rule       *
                         12b-1 between Franklin Value Investors
                         Trust on behalf of Franklin Large Cap
                         Value and Franklin Value Fund and Franklin
                         Templeton Distributors, Inc. dated October
                         31, 2000

EX-99. (m)(x)            Class R Distribution Plan for Franklin           *
                         Balance Sheet Investment Fund dated
                         January 1, 2002

EX-99.(n)(i)             Multiple Class Plan for Franklin MicroCap        *
                         Value Fund dated June 12, 1996

EX-99.(n)(ii)            Multiple Class Plan for Franklin Small Cap   Attached
                         Value Fund dated May, 10 2002

EX-99.(n)(iii)           Multiple Class Plan for Franklin Large Cap   Attached
                         Value Fund dated May 10, 2002

EX-99.(n)(iv)            Multiple Class Plan for Franklin Balance         *
                         Sheet Investment Fund dated October 8, 2001

EX-99.(p)(i)             Code of Ethics dated December 3, 2002        Attached

EX-99.(q)(i)             Power of Attorney dated November 12, 2002    Attached

*Incorporated by Reference